As filed with the Securities and Exchange Commission on March 7, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

(Exact name of registrant as specified in charter)

555 Taxter Road, Suite 175

Elmsford, NY 10523

(Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(800) 930-3828

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

Item 1. Report to Stockholders.

December 31, 2011 www.kineticsfunds.com

Annual Report

The Internet Fund

The Global Fund

The Paradigm Fund

The Medical Fund

The Small Cap Opportunities Fund

The Market Opportunities Fund

The Water Infrastructure Fund

The Multi-Disciplinary Fund

KINETICS MUTUAL FUNDS, INC.

Table of Contents

December 31, 2011

KINETICS MUTUAL FUNDS, INC.

Shareholders’ Letter

Dear Fellow Shareholders:

We are pleased to present the Kinetics Mutual Funds’ Annual Report for the fiscal year ended December 31, 2011. On balance, the Kinetics Family of Mutual Funds had disappointing investment results for 2011, with returns of (14.27)% for The Paradigm Fund, (13.65)% for the Small-Cap Opportunities Fund, (7.85)% for the Market Opportunities Funds, (1.98)% for the Internet Fund, 5.11% for the Medical Fund, (15.41)% for The Global Fund, 0.24% for the Multi-Disciplinary Fund, and (4.88)% for the Water Infrastructure Fund. This compares with the 2011 returns of 2.11% and (1.80)% for the S&P 500 Index(1) and for the NASDAQ Composite Index(2), respectively. The comparison of our funds to these two indices is merely for illustrative purposes and is not an indication that we are trying to replicate or exceed the performance of a specific index during a discrete short timeframe. Our investment goal is to provide you with commendable investment results, regardless of how an index is positioned relative to our Funds. We encourage you to use whatever index you feel appropriate for your own comparison purposes.

We have never strayed from our value based investment approach, dating back to the inception of the Funds. In most years, this has been advantageous and rewarding as measured by absolute performance. The past year is an example of a period during which value investing simply did not deliver the types of returns to which we and our shareholders have become accustomed. The fact that a strategy that has been successful for many investors over many years should underperform over a given calendar year should not come as a surprise. However it is never easy to endure the episodic irrationality that markets can display, as they did in 2011. We remain comforted by the strong operating results and heavily discounted trading prices of our portfolio companies. While it is impossible to prognosticate when markets will again appreciate the value of these securities, the margin of safety to invest is amongst the highest that we have encountered in markets that are not consumed by panic. In the fullness of time, we expect our Funds to revert to the rates of return that have been historically achieved.

We continue to inform our shareholders through our website, www.kineticsfunds.com. This website provides a broad array of information, including recent portfolio holdings, quarterly investment commentaries, news flashes, recent performance data, and online access to account information.

Kinetics offers the following funds to investors:

The Paradigm Fund focuses on undervalued companies that currently have, or which should soon have, sustainable high returns on equity without the excessive use of leverage. The Fund has produced attractive returns since its inception in an environment that should be described as difficult for equity investors. The Paradigm Fund is Kinetics’ flagship fund. For those who are interested in a product with the potential for lower volatility, we encourage you to examine our Multi-Disciplinary Fund, listed below.

The Small Cap Opportunities Fund focuses on undervalued small capitalization companies that have the potential for rewarding long-term investment results. The investment and portfolio construction processes are similar to those of the Paradigm Fund, but are focused on small and mid capitalization businesses.

The Market Opportunities Fund focuses on those companies that benefit from increasing transactional volume or throughput, such as publicly-traded exchanges, or that act as facilitators, such as airports and publicly-traded toll roads. These businesses are often able to increase sales with no or low reinvestment costs, resulting in high margins and increasing free cash flow.

The Internet Fund is a sector fund that focuses on companies engaged in Internet-related developments. As such, the returns of this Fund have been, and are likely to continue to be, quite volatile. The Internet Fund is not designed to be a major component of one’s equity exposure. More recently, this Fund has been focusing on digital content companies, which we believe will be amongst the beneficiaries in the next generation of Internet development.

The Medical Fund is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies. The Fund may be invested across a variety of medical related companies including biotechnology and pharmaceuticals.

The Global Fund’s mandate was changed in early April 2008 to an emphasis on global investments. This Fund is truly a go-anywhere fund designed to allocate capital to the markets with the best overall risk adjusted investment opportunities. As such, the Fund is presently positioned to benefit from opportunities in the more developed world markets. The investment and portfolio construction processes are similar to those of the Paradigm Fund, but are focused on global opportunities.

The Multi-Disciplinary Fund seeks to utilize stock options and fixed-income investments in order to provide investors with equity-like returns, but with more muted volatility. At times, the options strategies of the Fund may require the manager to temporarily hold equity securities.

The Water Infrastructure Fund is a sector fund that invests in global companies engaged in water infrastructure and water-specific natural resources, as well as related activities. To supplement the equity investments, the Fund also utilizes the Multi-Disciplinary Fund’s options strategy employed upon water businesses. This provides the Fund equity exposure and exposure to the water industry, complemented by income from put options.

Peter B. Doyle

President

Kinetics Mutual Funds, Inc.

(1)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

(2)	The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

KINETICS MUTUAL FUNDS, INC.

Investment Commentary

Dear Shareholders:

The S&P 500 Index completed 2011 returning 2.11%, while the NASDAQ Composite returned (1.80)% over the same period. However modest these returns may appear, when viewed in isolation, the annual changes in these primary indexes fail to accurately express the high levels of market volatility experienced episodically over the year. This volatility, and the reaction to it by investors, resulted in a year in which we believe business fundamentals were largely overlooked in terms of security price fluctuations. As such, the Funds suffered and experienced (No-Load Class) returns of (14.27)% in the Paradigm Fund, (13.65)% in the Small Cap Opportunities Fund, (7.85)% in the Market Opportunities Fund, 5.11% in the Medical Fund, (1.98)% in the Internet Fund, 0.24% in the Multi-Disciplinary Fund, (15.41)% in the Global Fund and (4.88)% in the Water Infrastructure Fund.

Over the past year, more than in any year in recent memory, markets were focused on political and macro events, while largely disregarding business fundamentals. Concerns over European nations’ sovereign debts escalated and resulted in the dismissal of incumbent leaders in Greece, Italy and Spain. Markets surged and retreated with increasing vigor depending on the latest statement, press release or rumor regarding the stability of the euro zone. Meanwhile, political gridlock in the United States took the country to the brink of default as the debt ceiling debate lasted into the final hours. Even these concerns pale in comparison to the political instability and upheaval experienced in various Middle Eastern countries including Libya and Egypt. While it is no surprise that investors and corporate leaders were generally hesitant to invest amid such uncertainty, we view the enthusiasm with which investors have embraced passive investment strategies (namely index ETFs) to re-enter the market as very surprising. This behavior, coupled with more generalized risk aversion, has resulted in a divergence between the prices of so called “popular” securities and “unpopular” securities. The investment team at Horizon Kinetics has historically benefitted from sourcing investment ideas from unique, idiosyncratic businesses. However, 2011 has left us with very disappointing price performance in such businesses, though even greater future potential.

The performance of the Paradigm Fund can be attributed in part to allocations to “owner-operator” businesses. These are companies where active management has a sizeable equity investment alongside shareholders. Owner-operator businesses can be found in every country and every sector, thus our exposures are not concentrated based on this emphasis. The Paradigm Fund suffered the largest negative contribution for the year from allocations to owner-operator holding companies and real estate companies based in the Unites States. Each of these businesses has a strong financial position and high net asset value relative to market capitalization. These underperforming businesses are scarcely included in any major indexes (hence ETFs) and are trading at a discount to or near book value. The Fund benefitted from unique, company specific allocations to energy, consumer and financial service companies.

The Small Cap Opportunities Fund also sources a variety of investment ideas from owner-operator businesses. Counter-intuitively, included in the largest performance detractors for the Fund are a real estate development company and a holding company that are traded at amongst the largest discounts to fair value that we have come across. Additional allocations in the Fund to businesses exposed to mainland China hampered performance as share prices slid in reaction to government tightening measures. We believe that substantial returns will be had in Hong Kong and China as this cycle concludes. An allocation to a gold royalty company was amongst the highest contributions, followed by a unique land trust and an ETF provider. These companies each continue to represent distinctive business models at attractive valuations.

The Market Opportunities Fund suffered as a result of exposures to the controversial financial sector in 2011. Market participants did little to differentiate between high risk, leveraged financial companies loathed by the media and the high return on equity, low debt load businesses owned by the Fund. We believe that these companies have considerable barriers to entry and long-term predictable cash flows with minimal reinvestment needs. Thus, the various exchanges, asset managers and banks that contributed negatively to the Fund over the past year are priced at increasingly attractive levels. The capital markets related companies that contributed positively to performance include financial service companies that serve niche markets and provide value added services.

Performance of the Internet Fund was primarily driven by media content and media distribution companies. Advances in the speed and capacity of the internet over the past several years have resulted in the ability to stream high definition video programming via a land based or wireless internet connection. As a result of this, the Fund increased investments in media companies that own the content that will be distributed to consumers. On an aggregate basis, this allocation detracted from performance for the year; however, included in this allocation was a company that was among the Fund’s top contributors. Media distribution companies experienced a volatile year, with satellite communications detracting from the Fund while web based search businesses in Asia contributed to performance.

The Global Fund maintained an overweight positioning in Asian securities through much of the year, resulting in a large portion of the negative Fund performance. In particular, consumer and financial businesses in Japan experienced sharp declines in share price, which more than offset the appreciation of the Japanese yen. Exposure to global gaming companies also negatively impacted performance despite the fact that these companies reported strong sequential revenues. In spite of broader declines across Asian financial companies and European industrials, Fund allocations to these areas produced positive contributions to performance.

The Multi-Disciplinary Fund succeeded in providing the downside protection that it was designed to achieve. However, despite high premiums embedded in the options prices of many portfolio companies, our value oriented investment philosophy suffered in 2011. Company specific options in consumer discretionary, financial and international businesses led to the Fund returning less than we anticipated. However, the Fund is now positioned with option premiums that are higher yet, despite more attractive values (share prices).

Various components of the medical field experienced strong investment returns for 2011 led by major pharmaceutical companies. The Medical Fund was overweight biotechnology companies, which included both the Funds’ top and bottom contributors for the year. Top detractors include a U.S. based biotechnology company involved in the research and development of cancer treatments, while top contributors included a U.S. based biotechnology company dedicated to the treatment of severe neurological diseases. We continue to view many investment opportunities as very attractive despite continued uncertainty regarding government regulations and federal spending.

Performance of the Water Infrastructure Fund was disappointing relative to S&P 500 in 2011; however, it was strong when compared to various water indexes and water related ETFs. The Fund approached 2011 with a risk averse stance and utilized a put writing strategy similar to that of the Multi-Disciplinary Fund. Water utility companies created a performance drag on the Fund while water environmental service and pump companies contributed positively.

Peter B. Doyle

Chief Investment Strategist

Disclosure

This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment program, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.

Mutual Fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Water Infrastructure Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet and biotechnology stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries and have experienced extreme price and volume fluctuations. International investing [for The Global Fund, The Water Infrastructure Fund, The Paradigm Fund, The Market Opportunities Fund, The Small Cap Opportunities Fund and The Internet Fund] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share price for these Funds is expected to be more volatile than that of a U.S.-only fund. Past performance is no guarantee of future performance.

Because smaller companies [for The Global Fund, The Small Cap Opportunities Fund and the Water Infrastructure Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.

Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for the Multi-Disciplinary Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the Funds in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.

As non-diversified Funds, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies.

Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of Kinetics Portfolios Trust.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Nasdaq Composite (NASDAQ) and the Standard & Poor’s 500 Index (S&P 500) each represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Kinetics Asset Management LLC Investment Adviser to Kinetics Mutual Funds, Inc.

For more information, log onto www.kineticsfunds.com.

January 1, 2012 — Kinetics Asset Management LLC

How a $10,000 Investment Has Grown:

The charts show the growth of a $10,000 investment in the Feeder Funds as compared to the performance of two or more representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

S&P 500 Index — The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

NASDAQ Composite Index — The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

CBOE S&P 500 BuyWrite Index (BXM) — The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The securities that comprise the CBOE S&P 500 BuyWrite Index may differ substantially from the securities in The Multi-Disciplinary Fund’s portfolio. It is not possible to directly invest in an index.

CBOE S&P 500 PutWrite Index (PUT) — The CBOE S&P 500 Put-Write Index (PUT) is a benchmark index designed to track the performance of a passive program that sells near-term, at-the-money S&P 500 Index puts. The securities that comprise the CBOE S&P 500 Put-Write Index may differ substantially from the securities in The Multi-Disciplinary Fund’s portfolio. It is not possible to directly invest in an index.

MSCI ACWI Index — The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices

MSCI EAFE Index — The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

RUSSELL 2000 Index — The Russell 2000 Index is is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe

ISE Water Index — The ISE Water Index includes companies engaged in water distribution, water filtration, flow technology, and other water solutions.

Palisades Water Index — The Palisades Water Index is a modified equal-dollar weighted index comprised of companies publicly traded in the United States that are positioned to benefit significantly from the escalating global demand for water and the ecological imperative of sustainable water resource governance. Accordingly, the Index serves as a proxy for measuring the increasing value of water resulting from the impact of temporal and spatial scarcity on the relationship between human health, ecological sustainability and economic growth.

S&P Global Water Index — The S&P Global Water Index is comprised of fifty of the largest publicly traded companies in water-related businesses that meet specific investability requirements. The index is designed to provide liquid exposure to the leading publicly listed companies in the global water industry, from both developed markets and emerging markets. The securities that comprise the S&P Global Water Index may differ substantially from the securities in The Water Infrastructure Fund’s portfolio. It is not possible to directly invest in an index.

The Internet Fund

December 31, 2001 — December 31, 2011

	Ended 12/31/2011
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	S&P 500	NASDAQ Composite
One Year	–1.98%	–2.20%	–7.82%	–2.67%	2.11%	–1.80%
Five Years	5.28%	5.16%	3.92%	N/A	–0.25%	1.52%
Ten Years	5.75%	5.45%	4.83%	N/A	2.92%	2.94%
Since Inception No Load Class (10/21/96)	14.31%	N/A	N/A	N/A	5.70%	5.03%
Since Inception Advisor Class A (4/26/01)	N/A	4.34%	3.77%	N/A	2.13%	2.34%
Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	4.34%	–0.84%	0.88%
(1)	Reflects front-end sales charge of 5.75%.

Returns	for periods greater than one year are average annual total returns.

The Global Fund

December 31, 2001 — December 31, 2011

	Ended 12/31/2011
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	S&P 500	MSCI ACWI*	NASDAQ Composite
One Year	–15.41%	–15.59%	–20.52%	–15.94%	2.11%	–7.35%	–1.80%
Five Years	–2.69%	N/A	N/A	N/A	–0.25%	–1.93%	1.52%
Ten Years	1.27%	N/A	N/A	N/A	2.92%	4.24%	2.94%
Since Inception No Load Class (12/31/99)	–5.81%	N/A	N/A	N/A	0.55%	0.71%	–3.65%
Since Inception Advisor Class A (5/19/08)	N/A	–3.01%	–4.59%	N/A	–1.24%	–5.44%	0.97%
Since Inception Advisor Class C (5/19/08)	N/A	N/A	N/A	–3.64%	–1.24%	–5.44%	0.97%
(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

*	Effective April 30, 2011, the MSCI ACWI Index replaced the NASDAQ Composite Index as a more appropriate comparative benchmark for The Global Fund.

The Paradigm Fund

December 31, 2001 — December 31, 2011

	Ended 12/31/2011
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500	MSCI ACWI*	NASDAQ Composite
One Year	–14.27%	–14.49%	–19.41%	–14.90%	–14.13%	2.11%	–7.35%	–1.80%
Five Years	–4.25%	–4.49%	–5.61%	–4.98%	–4.07%	–0.25%	–1.93%	1.52%
Ten Years	7.37%	7.07%	6.43%	N/A	N/A	2.92%	4.24%	2.94%
Since Inception No Load Class (12/31/99)	6.63%	N/A	N/A	N/A	N/A	0.55%	0.71%	–3.65%
Since Inception Advisor Class A (4/26/01)	N/A	6.76%	6.17%	N/A	N/A	2.13%	2.96%	2.34%
Since Inception Advisor Class C (6/28/02)	N/A	N/A	N/A	6.86%	N/A	4.61%	5.42%	6.25%
Since Inception Institutional Class (5/27/05)	N/A	N/A	N/A	N/A	2.38%	2.85%	3.13%	3.50%
(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

*	Effective April 30, 2011, the MSCI ACWI Index replaced the NASDAQ Composite Index as a more appropriate comparative benchmark for The Paradigm Fund.

The Medical Fund

December 31, 2001 — December 31, 2011

	Ended 12/31/2011
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	S&P 500	NASDAQ Composite
One Year	5.11%	4.79%	–1.22%	4.32%	2.11%	–1.80%
Five Years	4.63%	4.40%	3.17%	N/A	–0.25%	1.52%
Ten Years	2.93%	2.63%	2.02%	N/A	2.92%	2.94%
Since Inception No Load Class (9/30/99)	7.46%	N/A	N/A	N/A	1.68%	–0.43%
Since Inception Advisor Class A (4/26/01)	N/A	2.35%	1.79%	N/A	2.13%	2.34%
Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	3.00%	–0.84%	0.88%
(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund

December 31, 2001 — December 31, 2011

	Ended 12/31/2011
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500	Russell 2000*	NASDAQ Composite
One Year	–13.65%	–13.85%	–18.80%	–14.29%	–13.51%	2.11%	–4.18%	–1.80%
Five Years	–4.76%	–5.00%	–6.12%	N/A	–4.58%	–0.25%	0.15%	1.52%
Ten Years	4.40%	4.15%	3.54%	N/A	N/A	2.92%	5.62%	2.94%
Since Inception No Load Class (3/20/00)	7.05%	N/A	N/A	N/A	N/A	0.61%	3.93%	–4.73%
Since Inception Advisor Class A (12/31/01)	N/A	4.15%	3.54%	N/A	N/A	2.92%	5.62%	2.94%
Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	–6.93%	N/A	–0.84%	–0.65%	0.88%
Since Inception Institutional Class (8/12/05)	N/A	N/A	N/A	N/A	0.76%	2.47%	3.19%	3.00%
(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

*	Effective April 30, 2011, the Russell 2000 Index replaced the NASDAQ Composite Index as a more appropriate comparative benchmark for The Small Cap Opportunities Fund.

The Market Opportunities Fund

January 31, 2006 — December 31, 2011

	Ended 12/31/2011
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500	MSCI EAFE	NASDAQ Composite*
One Year	–7.85%	–8.08	–13.38%	–8.51%	–7.71%	2.11%	–12.14%	–1.80%
Five Years	–1.38%	–1.65%	–2.80%	N/A	N/A	–0.25%	–4.72%	1.52%
Since Inception No Load Class (1/31/06)	2.05%	N/A	N/A	N/A	N/A	1.84%	–1.14%	2.08%
Since Inception Advisor Class A (1/31/06)	N/A	1.79%	0.77%	N/A	N/A	1.84%	–1.14%	2.08%
Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	–3.65%	N/A	–0.84%	–5.66%	0.88%
Since Inception Institutional Class (5/19/08)	N/A	N/A	N/A	N/A	–5.16%	–1.24%	–9.03%	0.97%
(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

*	Effective December 31, 2011, the NASDAQ Composite Index is no longer an appropriate comparative benchmark for The Market Opportunities Fund.

The Water Infrastructure Fund

June 29, 2007 — December 31, 2011

	Ended 12/31/2011
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500	ISE Water	Palisades Water	S&P Global Water*
One Year	–4.88%	–5.08%	–10.55%	–5.51%	–4.43%	2.11%	–6.27%	–10.94	–6.74%
Since Inception No Load Class (6/29/07)	–4.52%	N/A	N/A	N/A	N/A	–1.75%	–1.13%	–3.64%	–2.39%
Since Inception Advisor Class A (6/29/07)	N/A	–4.74%	–5.98%	N/A	N/A	–1.75%	–1.13%	–3.64%	–2.39%
Since Inception Advisor Class C (6/29/07)	N/A	N/A	N/A	–5.20%	N/A	–1.75%	–1.13%	–3.64%	–2.39%
Since Inception Institutional Class (6/29/07)	N/A	N/A	N/A	N/A	–4.23%	–1.75%	–1.13%	–3.64%	–2.39%
(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

*	Effective December 31, 2011, the ISE Water Index and the Palisades Water Index replaced the S&P Global Water Index as more appropriate comparative benchmarks for The Water Infrastructure Fund.

The Multi-Disciplinary Fund

February 11, 2008 — December 31, 2011

	Ended 12/31/2011
	No Load Class	Advisor Class A (No Load)	Advisor Class A (Load Adjusted)(1)	Advisor Class C	Institutional Class	S&P 500	CBOE S&P 500 BuyWrite	CBOE S&P 500 Put/Write	NASDAQ Composite*
One Year	0.24%	–0.01%	–5.79%	–0.49%	0.42%	2.11%	5.72%	6.17%	–1.80%
Since Inception No Load Class (2/11/08)	3.55%	N/A	N/A	N/A	N/A	0.62%	1.77%	4.26%	3.03%
Since Inception Advisor Class A (2/11/08)	N/A	3.28%	1.72%	N/A	N/A	0.62%	1.77%	4.26%	3.03%
Since Inception Advisor Class C (2/11/08)	N/A	N/A	N/A	2.78%	N/A	0.62%	1.77%	4.26%	3.03%
Since Inception Institutional Class (2/11/08)	N/A	N/A	N/A	N/A	3.74%	0.62%	1.77%	4.26%	3.03%
(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

*	Effective December 31, 2011, the NASDAQ Composite Index is no longer an appropriate comparative benchmark for The Multi-Disciplinary Fund.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example

December 31, 2011

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in the Feeder Funds, as defined below, and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2011 and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line and second line items of the table below provide information about actual account values and actual expenses before and after expense reimbursement. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. The Adviser for the Master Portfolios has directed a certain amount of the Master Portfolio’s trades to brokers believed to provide the best execution and, as a result, the Master Portfolios have generated direct brokerage credits to reduce certain service provider fees. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

The Feeder Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between the Feeder Fund and any other series of Kinetics Mutual Funds, Inc. The Feeder Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two series of Kinetics Mutual Funds, Inc. The Feeder Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Feeder Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Feeder Funds to help offset transaction

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example — (Continued)

December 31, 2011

costs. The Feeder Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Feeder Funds or shareholders as described in the Feeder Funds’ prospectus.

You may use the information provided in the first line, together with the amounts you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The third and fourth line items of the table below provide information about hypothetical account values and hypothetical expenses before and after expense reimbursements based on the Feeder Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Feeder Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses one paid for the period. You may use this information to compare the ongoing costs of investing in the Feeder Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight one’s ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help one determine the relative total costs of owning different funds. In if these transactional costs were included, one’s costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example — (Continued)

December 31, 2011

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period* (7/1/11 to 12/31/11)
The Internet Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$883.10	1.94%	$9.21
No Load Class Actual — after expense reimbursement	$1,000.00	$883.10	1.89%	$8.97
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.42	1.94%	$9.86
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class A Actual — before expense reimbursement	$1,000.00	$882.10	2.19%	$10.39
Advisor Class A Actual — after expense reimbursement	$1,000.00	$882.10	2.14%	$10.15
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.16	2.19%	$11.12
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.41	2.14%	$10.87
Advisor Class C Actual — before expense reimbursement	$1,000.00	$880.10	2.69%	$12.75
Advisor Class C Actual — after expense reimbursement	$1,000.00	$880.10	2.64%	$12.51
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.64	2.69%	$13.64
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,011.89	2.64%	$13.39

The Global Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$862.50	4.01%	$18.83
No Load Class Actual — after expense reimbursement	$1,000.00	$862.50	1.39%	$6.53
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,004.99	4.01%	$20.27
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual — before expense reimbursement	$1,000.00	$862.50	4.26%	$20.00

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example — (Continued)

December 31, 2011

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period* (7/1/11 to 12/31/11)
Advisor Class A Actual — after expense reimbursement	$1,000.00	$862.50	1.64%	$7.70
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,003.72	4.26%	$21.52
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual — before expense reimbursement	$1,000.00	$861.00	4.76%	$22.33
Advisor Class C Actual — after expense reimbursement	$1,000.00	$861.00	2.14%	$10.04
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,001.20	4.76%	$24.01
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

The Paradigm Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$845.00	1.78%	$8.28
No Load Class Actual — after expense reimbursement	$1,000.00	$845.00	1.64%	$7.63
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,016.23	1.78%	$9.05
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$843.70	2.03%	$9.43
Advisor Class A Actual — after expense reimbursement	$1,000.00	$843.70	1.89%	$8.78
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.97	2.03%	$10.31
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$841.50	2.53%	$11.74
Advisor Class C Actual — after expense reimbursement	$1,000.00	$841.50	2.39%	$11.09

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example — (Continued)

December 31, 2011

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period* (7/1/11 to 12/31/11)
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,012.45	2.53%	$12.83
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$845.60	1.73%	$8.05
Institutional Class Actual — after expense reimbursement	$1,000.00	$845.60	1.44%	$6.70
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,016.48	1.73%	$8.79
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

The Medical Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$907.60	2.07%	$9.95
No Load Class Actual — after expense reimbursement	$1,000.00	$907.60	1.39%	$6.68
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.76	2.07%	$10.51
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual — before expense reimbursement	$1,000.00	$906.60	2.32%	$11.15
Advisor Class A Actual — after expense reimbursement	$1,000.00	$906.60	1.64%	$7.88
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.50	2.32%	$11.77
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual — before expense reimbursement	$1,000.00	$904.40	2.82%	$13.54
Advisor Class C Actual — after expense reimbursement	$1,000.00	$904.40	2.14%	$10.27
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,010.98	2.82%	$14.29

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example — (Continued)

December 31, 2011

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period* (7/1/11 to 12/31/11)
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

The Small Cap Opportunities Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$869.10	1.91%	$9.00
No Load Class Actual — after expense reimbursement	$1,000.00	$869.10	1.64%	$7.73
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.57	1.91%	$9.70
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$867.90	2.16%	$10.17
Advisor Class A Actual — after expense reimbursement	$1,000.00	$867.90	1.89%	$8.90
Advisor Class A Hypothetical (5% return before expenses) —before expense reimbursement	$1,000.00	$1,014.31	2.16%	$10.97
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$865.90	2.66%	$12.51
Advisor Class C Actual — after expense reimbursement	$1,000.00	$865.90	2.39%	$11.24
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.79	2.66%	$13.49
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$869.70	1.86%	$8.77
Institutional Class Actual — after expense reimbursement	$1,000.00	$869.70	1.44%	$6.79
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.82	1.86%	$9.45
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example — (Continued)

December 31, 2011

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period* (7/1/11 to 12/31/11)

The Market Opportunities Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$895.00	1.92%	$9.17
No Load Class Actual — after expense reimbursement	$1,000.00	$895.00	1.64%	$7.83
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.52	1.92%	$9.75
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$893.40	2.17%	$10.36
Advisor Class A Actual — after expense reimbursement	$1,000.00	$893.40	1.89%	$9.02
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.26	2.17%	$11.02
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$891.20	2.67%	$12.73
Advisor Class C Actual — after expense reimbursement	$1,000.00	$891.20	2.39%	$11.39
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.74	2.67%	$13.54
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$895.60	1.88%	$8.98
Institutional Class Actual — after expense reimbursement	$1,000.00	$895.60	1.44%	$6.88
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.72	1.88%	$9.55
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32
The Water Infrastructure Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$928.00	2.32%	$11.27

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example — (Continued)

December 31, 2011

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period* (7/1/11 to 12/31/11)
No Load Class Actual — after expense reimbursement	$1,000.00	$928.00	1.64%	$7.97
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.50	2.32%	$11.77
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$927.00	2.57%	$12.48
Advisor Class A Actual — after expense reimbursement	$1,000.00	$927.00	1.89%	$9.18
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,012.24	2.57%	$13.03
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$924.80	3.07%	$14.89
Advisor Class C Actual — after expense reimbursement	$1,000.00	$924.80	2.39%	$11.60
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,009.72	3.07%	$15.55
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$928.20	2.27%	$11.03
Institutional Class Actual — after expense reimbursement	$1,000.00	$928.20	1.44%	$7.00
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.76	2.27%	$11.52
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

The Multi-Disciplinary Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$941.30	2.25%	$11.01
No Load Class Actual — after expense reimbursement	$1,000.00	$941.30	1.49%	$7.29

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Expense Example — (Continued)

December 31, 2011

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Annualized Expense Ratio	Expenses Paid During Period* (7/1/11 to 12/31/11)
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.86	2.25%	$11.42
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.69	1.49%	$7.58
Advisor Class A Actual — before expense reimbursement	$1,000.00	$940.40	2.50%	$12.23
Advisor Class A Actual — after expense reimbursement	$1,000.00	$940.40	1.74%	$8.51
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,012.60	2.50%	$12.68
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.43	1.74%	$8.84
Advisor Class C Actual — before expense reimbursement	$1,000.00	$937.60	3.00%	$14.65
Advisor Class C Actual — after expense reimbursement	$1,000.00	$937.60	2.24%	$10.94
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,010.08	3.00%	$15.20
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Actual — before expense reimbursement	$1,000.00	$942.40	2.20%	$10.77
Institutional Class Actual — after expense reimbursement	$1,000.00	$942.40	1.29%	$6.32
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.11	2.20%	$11.17
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.70	1.29%	$6.56

Note:	Each Feeder Fund records its proportionate share of the respective Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions includes Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

*	Expenses are equal to the Feeder Fund’s annualzied expense ratio before expense reimbursement and after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Assets & Liabilities

December 31, 2011

	The Internet Fund	The Global Fund
ASSETS:
Investments in the Master Portfolio, at value*	$105,045,572	$4,115,533
Receivable from Adviser	3,576	16,860
Receivable for Master Portfolio interest sold	18,832	127,671
Receivable for Fund shares sold	47,458	3,300
Prepaid expenses and other assets	24,456	16,944

Total Assets	105,139,894	4,280,308

LIABILITIES:
Payable to Directors and Officers	2,272	91
Payable for Fund shares repurchased	66,290	130,971
Payable for shareholder servicing fees	22,262	922
Payable for distribution fees	392	153
Accrued expenses and other liabilities	68,556	14,238

Total Liabilities	159,772	146,375

Net Assets	$104,980,122	$4,133,933

NET ASSETS CONSIST OF:
Paid in capital	$84,171,801	$4,983,145
Accumulated net investment loss	(76,659)	(14,339)
Accumulated net realized gain (loss) on investments and foreign currency	2,848,315	(461,715)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	18,036,665	(373,158)

Net Assets	$104,980,122	$4,133,933

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$103,827,873	$3,631,076
Shares outstanding	2,863,528	925,864
Net asset value per share (offering price and redemption price)	$36.26	$3.92

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$1,049,692	$392,189
Shares outstanding	29,460	99,998
Net asset value per share (redemption price)	$35.63	$3.92

Offering price per share ($35.63 divided by .9425 and $3.92 divided by .9425)	$37.80	$4.16

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$102,557	$110,668
Shares outstanding	2,966	28,613
Net asset value per share (offering price and redemption price)	$34.58	$3.87

*   Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Assets & Liabilities — (Continued)

December 31, 2011

	The Paradigm Fund	The Medical Fund
ASSETS:
Investments in the Master Portfolio, at value*	$814,738,481	$20,189,751
Receivable from Adviser	113,776	16,972
Receivable for Master Portfolio interest sold	1,903,347	18,548
Receivable for Fund shares sold	607,442	8,899
Prepaid expenses and other assets	87,012	18,437

Total Assets	817,450,058	20,252,607

LIABILITIES:
Payable to Directors and Officers	21,060	567
Payable for Fund shares repurchased	2,510,789	27,447
Payable for shareholder servicing fees	156,464	5,099
Payable for distribution fees	161,707	1,561
Accrued expenses and other liabilities	289,136	20,951

Total Liabilities	3,139,156	55,625

Net Assets	$814,310,902	$20,196,982

NET ASSETS CONSIST OF:
Paid in capital	$1,724,451,476	$20,739,576
Accumulated net investment income (loss)	(13,044,636)	27,668
Accumulated net realized gain (loss) on investments and foreign currency	(813,392,233)	1,458,411
Net unrealized depreciation on:
Investments and foreign currency	(83,703,705)	(2,028,673)

Net Assets	$814,310,902	$20,196,982

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$430,528,413	$16,376,374
Shares outstanding	21,737,811	873,430
Net asset value per share (offering price and redemption price)	$19.81	$18.75

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$146,939,353	$3,240,272
Shares outstanding	7,556,429	177,158
Net asset value per share (redemption price)	$19.45	$18.29

Offering price per share ($19.45 divided by .9425 and $18.29 divided by .9425)	$20.64	$19.41

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$102,533,855	$580,336
Shares outstanding	5,466,256	31,978
Net asset value per share (offering price and redemption price)	$18.76	$18.15

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$134,309,281	N/A
Shares outstanding	6,788,251	N/A
Net asset value per share (offering price and redemption price)	$19.79	N/A

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Assets & Liabilities — (Continued)

December 31, 2011

	The Small Cap Opportunities Fund	The Market Opportunities Fund
ASSETS:
Investments in the Master Portfolio, at value*	$83,008,769	$43,205,029
Receivable from Adviser	20,074	10,515
Receivable for Master Portfolio interest sold	298,875	–
Receivable for Fund shares sold	10,553	240,572
Prepaid expenses and other assets	26,164	29,357

Total Assets	83,364,435	43,485,473

LIABILITIES:
Payable for Master Portfolio interest purchased	–	58,800
Payable to Directors and Officers	2,173	953
Payable for Fund shares repurchased	309,427	179,772
Payable for shareholder servicing fees	17,342	9,208
Payable for distribution fees	4,863	5,442
Accrued expenses and other liabilities	45,112	22,270

Total Liabilities	378,917	276,445

Net Assets	$82,985,518	$43,209,028

NET ASSETS CONSIST OF:
Paid in capital	$255,149,084	$76,845,891
Accumulated net investment loss	(810,693)	(2,147,929)
Accumulated net realized loss on investments and foreign currency	(168,967,873)	(33,146,160)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	(2,385,000)	1,657,226

Net Assets	$82,985,518	$43,209,028

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$67,797,750	$30,190,688
Shares outstanding	3,414,671	2,889,986
Net asset value per share (offering price and redemption price)	$19.85	$10.45

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$7,249,668	$8,599,530
Shares outstanding	370,111	824,391
Net asset value per share (redemption price)	$19.59	$10.43

Offering price per share ($19.59 divided by .9425 and $10.43 divided by .9425)	$20.79	$11.07

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$2,440,323	$4,232,622
Shares outstanding	126,081	410,165
Net asset value per share (offering price and redemption price)	$19.36	$10.32

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$5,497,777	$186,188
Shares outstanding	275,804	17,792
Net asset value per share (offering price and redemption price)	$19.93	$10.46

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Assets & Liabilities  —  (Continued)

December 31, 2011

	The Water Infrastructure Fund	The Multi- Disciplinary Fund
ASSETS:
Investments in the Master Portfolio, at value*	$13,283,272	$23,615,085
Receivable from Adviser	9,567	12,727
Receivable for Master Portfolio interest sold	16,735	1,735
Receivable for Fund shares sold	3,614	39,283
Prepaid expenses and other assets	16,827	34,460

Total Assets	13,330,015	23,703,290

LIABILITIES:
Payable to Directors and Officers	341	289
Payable for Fund shares repurchased	20,349	41,018
Payable for shareholder servicing fees	2,729	4,297
Payable for distribution fees	3,442	1,795
Accrued expenses and other liabilities	17,098	17,914

Total Liabilities	43,959	65,313

Net Assets	$13,286,056	$23,637,977

NET ASSETS CONSIST OF:
Paid in capital	$22,676,292	$24,651,762
Accumulated net investment loss	(108,858)	(133,086)
Accumulated net realized gain (loss) on investments, foreign currency and written option contracts	(8,627,123)	518,140
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	(725,331)	(1,334,490)
Written option contracts	71,076	(64,349)

Net Assets	$13,286,056	$23,637,977

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$5,613,439	$13,389,019
Shares outstanding	720,605	1,326,698
Net asset value per share (offering price and redemption price)	$7.79	$10.09

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$4,558,865	$4,725,528
Shares outstanding	586,256	470,035
Net asset value per share (redemption price)	$7.78	$10.05

Offering price per share ($7.78 divided by .9425 and $10.05 divided by .9425)	$8.25	$10.66

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$2,315,804	$1,645,130
Shares outstanding	301,720	164,513
Net asset value per share (offering price and redemption price)	$7.68	$10.00

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$797,948	$3,878,300
Shares outstanding	101,659	383,178
Net asset value per share (offering price and redemption price)	$7.85	$10.12

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Operations

For the Year Ended December 31, 2011

	The Internet Fund	The Global Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$985,114	$133,750
Interest	165	23
Income from securities lending	116,537	11,490
Expenses allocated from Master Portfolio	(1,605,460)	(113,965)

Net investment income (loss) from Master Portfolio	(503,644)	31,298

EXPENSES:
Distribution fees — Advisor Class A	3,268	1,940
Distribution fees — Advisor Class C	1,012	647
Shareholder servicing fees — Advisor Class A	3,268	1,940
Shareholder servicing fees — Advisor Class C	338	216
Shareholder servicing fees — No Load Class	286,584	10,679
Transfer agent fees and expenses	164,978	19,503
Reports to shareholders	67,770	3,548
Administration fees	44,115	1,985
Professional fees	14,948	8,579
Directors’ and Officers’ fees and expenses	9,513	405
Registration fees	44,102	41,053
Fund accounting fees	5,824	256
Other expenses	5,268	215

Total expenses	650,988	90,966
Less, expense reimbursement	(58,333)	(130,978)

Net expenses	592,655	(40,012)

Net investment income (loss)	(1,096,299)	71,310

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	27,593,691	(78,534)
Net change in unrealized depreciation of:
Investments and foreign currency	(28,535,697)	(940,717)

Net loss on investments	(942,006)	(1,019,251)

Net decrease in net assets resulting from operations	$(2,038,305)	$(947,941)

† Net of Foreign Taxes Withheld of:	$15,002	$15,117

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Operations —  (Continued)

For the Year Ended December 31, 2011

	The Paradigm Fund	The Medical Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$15,089,535	$616,665
Interest	368,450	125
Income from securities lending	3,460,690	46,480
Expenses allocated from Master Portfolio	(14,865,260)	(410,471)

Net investment income from Master Portfolio	4,053,415	252,799

EXPENSES:
Distribution fees — Advisor Class A	491,316	9,949
Distribution fees — Advisor Class C	1,010,991	5,283
Shareholder servicing fees — Advisor Class A	491,316	9,949
Shareholder servicing fees — Advisor Class C	336,997	1,761
Shareholder servicing fees — No Load Class	1,502,522	61,758
Shareholder servicing fees — Institutional Class	301,806	–
Transfer agent fees and expenses	577,445	31,241
Reports to shareholders	280,145	10,886
Administration fees	413,148	11,021
Professional fees	115,651	8,645
Directors’ and Officers’ fees and expenses	88,836	2,400
Registration fees	72,047	42,772
Fund accounting fees	54,837	1,465
Other expenses	55,795	1,384

Total expenses	5,792,852	198,514
Less, expense waiver for Institutional Class shareholder servicing fees	(226,355)	—
Less, expense reimbursement	(1,466,172)	(185,270)

Net expenses	4,100,325	13,244

Net investment income (loss)	(46,910)	239,555

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	212,398,422	3,617,656
Realized gain distributions received from other investment companies	7,906	—
Net change in unrealized depreciation of:
Investments and foreign currency	(365,310,403)	(2,711,129)

Net gain (loss) on investments	(152,904,075)	906,527

Net increase (decrease) in net assets resulting from operations	$(152,950,985)	$1,146,082

† Net of Foreign Taxes Withheld of:	$604,111	$29,112

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Operations —  (Continued)

For the Year Ended December 31, 2011

	The Small Cap Opportunities Fund	The Market Opportunities Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$1,563,302	$823,738
Interest	52	167
Income from securities lending	72,693	35,521
Expenses allocated from Master Portfolio	(1,601,610)	(710,168)

Net investment income from Master Portfolio	34,437	149,258

EXPENSES:
Distribution fees — Advisor Class A	23,513	25,796
Distribution fees — Advisor Class C	22,252	37,972
Shareholder servicing fees — Advisor Class A	23,513	25,796
Shareholder servicing fees — Advisor Class C	7,417	12,657
Shareholder servicing fees — No Load Class	231,111	85,595
Shareholder servicing fees — Institutional Class	14,953	390
Transfer agent fees and expenses	77,937	32,854
Reports to shareholders	39,027	5,452
Administration fees	43,187	19,113
Professional fees	14,112	9,960
Directors’ and Officers’ fees and expenses	9,197	4,051
Registration fees	53,497	50,311
Fund accounting fees	5,704	2,490
Other expenses	7,002	2,590

Total expenses	572,422	315,027
Less, expense waiver for Institutional Class shareholder servicing fees	(11,215)	(293)
Less, expense reimbursement	(290,398)	(144,567)

Net expenses	270,809	170,167

Net investment loss	(236,372)	(20,909)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	18,650,142	2,021,315
Realized gain distributions received from other investment companies	—	3,214
Net change in unrealized depreciation of:
Investments and foreign currency	(32,960,313)	(5,576,160)

Net loss on investments	(14,310,171)	(3,551,631)

Net decrease in net assets resulting from operations	$(14,546,543)	$(3,572,540)

† Net of Foreign Taxes Withheld of:	$73,199	$43,120

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Operations — (Continued)

For the Year Ended December 31, 2011

	The Water Infrastructure Fund	The Multi- Disciplinary Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$42,745	$—
Interest	455,444	1,453,336
Income from securities lending	3,372	778
Expenses allocated from Master Portfolio	(246,483)	(233,881)

Net investment income from Master Portfolio	255,078	1,220,233

EXPENSES:
Distribution fees — Advisor Class A	17,006	4,287
Distribution fees — Advisor Class C	20,016	7,296
Shareholder servicing fees — Advisor Class A	17,006	4,287
Shareholder servicing fees — Advisor Class C	6,672	2,432
Shareholder servicing fees — No Load Class	16,337	24,963
Shareholder servicing fees — Institutional Class	2,784	5,368
Transfer agent fees and expenses	25,105	22,865
Reports to shareholders	9,597	1,630
Administration fees	6,532	7,187
Professional fees	9,409	7,134
Directors’ and Officers’ fees and expenses	1,432	1,129
Registration fees	54,271	53,021
Fund accounting fees	867	792
Other expenses	1,061	199

Total expenses	188,095	142,590
Less, expense waiver for Institutional Class shareholder servicing fees	(2,089)	(4,026)
Less, expense reimbursement	(112,918)	(137,411)

Net expenses	73,088	1,153

Net investment income	181,990	1,219,080

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(1,060,734)	(350,245)
Written option contracts expired or closed	1,858,056	281,515
Net change in unrealized depreciation of:
Investments and foreign currency	(746,058)	(1,403,715)
Written option contracts	(1,092,365)	(230,476)

Net loss on investments	(1,041,101)	(1,702,921)

Net decrease in net assets resulting from operations	$(859,111)	$(483,841)

† Net of Foreign Taxes Withheld of:	$3,574	$—

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$(1,096,299)	$(913,022)	$71,310	$24,135
Net realized gain (loss) on sale of investments and foreign currency	27,593,691	3,608,256	(78,534)	621,170
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	(28,535,697)	18,103,348	(940,717)	246,651

Net increase (decrease) in net assets resulting from operations	(2,038,305)	20,798,582	(947,941)	891,956

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	—	—	(27,956)	(43,877)
Net realized gains	(726,004)	—	—	—

Total distributions	(726,004)	—	(27,956)	(43,877)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	—	—	(3,015)	(5,645)
Net realized gains	(7,458)	—	—	—

Total distributions	(7,458)	—	(3,015)	(5,645)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	—	—	(862)	(303)
Net realized gains	(750)	—	—	—

Total distributions	(750)	—	(862)	(303)

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	9,007,831	3,021,151	854,112	1,128,676
Redemption fees	1,415	170	67	102
Proceeds from shares issued to holders in reinvestment of dividends	700,007	—	26,809	43,193
Cost of shares redeemed	(16,207,678)	(15,163,154)	(1,074,958)	(1,733,680)

Net decrease in net assets resulting from capital share transactions	(6,498,425)	(12,141,833)	(193,970)	(561,709)

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	456,786	1,362,470	1,393,642	289,022
Redemption fees	472	16	24	14
Proceeds from shares issued to holders in reinvestment of dividends	6,259	—	2,535	1,741
Cost of shares redeemed	(1,285,526)	(412,504)	(1,465,527)	(50,310)

Net increase (decrease) in net assets resulting from capital share transactions	(822,009)	949,982	(69,326)	240,467

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	$72,209	$43,167	$81,516	$24,258
Redemption fees	48	—	—	—
Proceeds from shares issued to holders in reinvestment of dividends	587	—	690	303
Cost of shares redeemed	(173,561)	—	(17,713)	(6,489)

Net increase (decrease) in net assets resulting from capital share transactions	(100,717)	43,167	64,493	18,072

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(10,193,668)	9,649,898	(1,178,577)	538,961
NET ASSETS:
Beginning of year	115,173,790	105,523,892	5,312,510	4,773,549

End of year*	$104,980,122	$115,173,790	$4,133,933	$5,312,510

* Including undistributed net investment income (loss) of:	$(76,659)	$54,100	$(14,339)	$(23,401)

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	230,227	92,334	187,091	281,577
Shares issued in reinvestments of dividends and distributions	19,268	—	6,839	9,289
Shares redeemed	(421,841)	(461,380)	(239,805)	(433,433)

Net decrease in shares outstanding	(172,346)	(369,046)	(45,875)	(142,567)

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	11,867	39,616	327,883	69,249
Shares issued in reinvestments of dividends and distributions	175	—	647	373
Shares redeemed	(34,153)	(12,363)	(379,627)	(12,056)

Net increase (decrease) in shares outstanding	(22,111)	27,253	(51,097)	57,566

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	1,950	1,472	18,569	6,225
Shares issued in reinvestments of dividends and distributions	17	—	178	65
Shares redeemed	(4,487)	—	(3,952)	(1,651)

Net increase (decrease) in shares outstanding	(2,520)	1,472	14,795	4,639

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$(46,910)	$5,338,769	$239,555	$155,037
Net realized gain (loss) on sale of investments, foreign currency and distributions received from other investment companies	212,406,328	(106,442,949)	3,617,656	(220,195)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(365,310,403)	278,030,932	(2,711,129)	1,376,200

Net increase (decrease) in net assets resulting from operations	(152,950,985)	176,926,752	1,146,082	1,311,042

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(4,007,796)	(10,863,592)	(200,893)	(141,862)
Net realized gains	—	—	(1,192,805)	—

Total distributions	(4,007,796)	(10,863,592)	(1,393,698)	(141,862)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(1,391,271)	(3,108,298)	(34,435)	(12,747)
Net realized gains	—	—	(246,769)	—

Total distributions	(1,391,271)	(3,108,298)	(281,204)	(12,747)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(1,004,773)	(1,760,303)	(2,620)	(688)
Net realized gains	—	—	(43,898)	—

Total distributions	(1,004,773)	(1,760,303)	(46,518)	(688)

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(1,249,019)	(2,558,528)	N/A	N/A

Total distributions	(1,249,019)	(2,558,528)	N/A	N/A

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	81,461,468	102,887,659	5,372,018	10,282,693
Redemption fees	14,659	13,160	1,103	132
Proceeds from shares issued to holders in reinvestment of dividends	3,758,915	10,197,239	1,372,906	140,271
Cost of shares redeemed	(255,358,638)	(340,164,186)	(15,711,342)	(6,758,118)

Net increase (decrease) in net assets resulting from capital share transactions	(170,123,596)	(227,066,128)	(8,965,315)	3,664,978

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	19,748,265	26,261,163	556,628	1,196,355
Redemption fees	4,492	4,893	2	177
Proceeds from shares issued to holders in reinvestment of dividends	1,191,438	2,635,918	154,881	7,167
Cost of shares redeemed	(71,780,253)	(85,179,916)	(1,561,750)	(1,492,863)

Net decrease in net assets resulting from capital share transactions	(50,836,058)	(56,277,942)	(850,239)	(289,164)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	$6,896,487	$8,298,564	$69,329	$356,622
Redemption fees	700	712	4	—
Proceeds from shares issued to holders in reinvestment of dividends	888,903	1,536,819	27,593	441
Cost of shares redeemed	(37,182,568)	(47,196,534)	(185,030)	(139,626)

Net increase (decrease) in net assets resulting from capital share transactions	(29,396,478)	(37,360,439)	(88,104)	217,437

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	56,872,249	49,106,216	N/A	N/A
Redemption fees	1,164	541	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	1,124,859	2,167,870	N/A	N/A
Cost of shares redeemed	(40,879,049)	(53,388,379)	N/A	N/A

Net increase (decrease) in net assets resulting from capital share transactions	17,119,223	(2,113,752)	N/A	N/A

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(393,840,753)	(164,182,230)	(10,478,996)	4,748,996
NET ASSETS:
Beginning of year	1,208,151,655	1,372,333,885	30,675,978	25,926,982

End of year*	$814,310,902	$1,208,151,655	$20,196,982	$30,675,978

*Including undistributed net investment income (loss) of:	$(13,044,636)	$(9,775,040)	$27,668	$28,164

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	3,493,271	4,985,324	261,332	545,733
Shares issued in reinvestments of dividends and distributions	189,470	439,158	73,183	7,182
Shares redeemed	(11,423,061)	(16,845,311)	(784,017)	(355,336)

Net increase (decrease) in shares outstanding	(7,740,320)	(11,420,829)	(449,502)	197,579

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	878,122	1,278,667	27,758	64,338
Shares issued in reinvestments of dividends and distributions	61,179	115,297	8,463	375
Shares redeemed	(3,243,049)	(4,218,313)	(79,836)	(80,705)

Net decrease in shares outstanding	(2,303,748)	(2,824,349)	(43,615)	(15,992)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	309,869	417,554	3,452	19,193
Shares issued in reinvestments of dividends and distributions	47,307	69,320	1,519	23
Shares redeemed	(1,746,653)	(2,404,604)	(9,606)	(7,443)

Net increase (decrease) in shares outstanding	(1,389,477)	(1,917,730)	(4,635)	11,773

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	2,493,278	2,381,963	N/A	N/A
Shares issued in reinvestments of dividends and distributions	56,754	93,604	N/A	N/A
Shares redeemed	(1,881,051)	(2,583,750)	N/A	N/A

Net increase (decrease) in shares outstanding	668,981	(108,183)	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$(236,372)	$(359,966)	$(20,909)	$121,463
Net realized gain (loss) on sale of investments, foreign currency and distributions received from other investment companies	18,650,142	(588,589)	2,024,529	(336,643)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(32,960,313)	20,471,453	(5,576,160)	6,167,781

Net increase (decrease) in net assets resulting from operations	(14,546,543)	19,522,898	(3,572,540)	5,952,601

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(952,070)	(2,187,430)	(315,801)	(1,939,475)

Total distributions	(952,070)	(2,187,430)	(315,801)	(1,939,475)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(75,653)	(165,531)	(62,348)	(677,980)

Total distributions	(75,653)	(165,531)	(62,348)	(677,980)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(9,932)	(35,675)	(7,494)	(243,526)

Total distributions	(9,932)	(35,675)	(7,494)	(243,526)

DISTRIBUTIONS TO SHAREHOLDERS —INSTITUTIONAL CLASS:
Net investment income	(95,993)	(163,727)	(2,363)	(11,629)

Total distributions	(95,993)	(163,727)	(2,363)	(11,629)

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	2,296,721	14,985,968	1,692,138	2,555,924
Redemption fees	362	3,294	562	309
Proceeds from shares issued to holders in reinvestment of dividends	911,472	2,097,736	314,608	1,892,329
Cost of shares redeemed	(52,799,981)	(62,304,199)	(7,504,122)	(9,242,637)

Net decrease in net assets resulting from capital share transactions	(49,591,426)	(45,217,201)	(5,496,814)	(4,794,075)

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	754,533	2,116,520	1,610,815	2,148,005
Redemption fees	203	717	30	4,256
Proceeds from shares issued to holders in reinvestment of dividends	67,489	132,990	50,424	533,060
Cost of shares redeemed	(3,763,794)	(6,197,572)	(6,562,768)	(7,979,700)

Net decrease in net assets resulting from capital share transactions	(2,941,569)	(3,947,345)	(4,901,499)	(5,294,379)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
CAPITAL SHARE TRANSACTIONS —ADVISOR CLASS C:
Proceeds from shares sold	$158,678	$411,674	$279,004	$594,179
Redemption fees	—	—	—	2,058
Proceeds from shares issued to holders in reinvestment of dividends	6,701	21,022	6,429	208,569
Cost of shares redeemed	(741,964)	(1,792,550)	(1,222,668)	(1,567,544)

Net decrease in net assets resulting from capital share transactions	(576,585)	(1,359,854)	(937,235)	(762,738)

CAPITAL SHARE TRANSACTIONS —INSTITUTIONAL CLASS:
Proceeds from shares sold	1,004,159	1,069,997	46,133	193,362
Redemption fees	17	14	—	—
Proceeds from shares issued to holders in reinvestment of dividends	66,389	111,423	623	603
Cost of shares redeemed	(4,341,338)	(12,224,759)	(52,364)	(11,602)

Net increase (decrease) in net assets resulting from capital share transactions	(3,270,773)	(11,043,325)	(5,608)	182,363

TOTAL DECREASE IN NET ASSETS:	(72,060,544)	(44,597,190)	(15,301,702)	(7,588,838)
NET ASSETS:
Beginning of year	155,046,062	199,643,252	58,510,730	66,099,568

End of year*	$82,985,518	$155,046,062	$43,209,028	$58,510,730

* Including undistributed net investment loss of:	$(810,693)	$(1,089,215)	$(2,147,929)	$(2,114,296)

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	102,256	663,539	152,217	234,324
Shares issued in reinvestments of dividends and distributions	45,964	90,071	30,106	165,414
Shares redeemed	(2,320,613)	(2,905,365)	(658,545)	(841,037)

Net decrease in shares outstanding	(2,172,393)	(2,151,755)	(476,222)	(441,299)

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	33,526	103,386	148,917	192,473
Shares issued in reinvestments of dividends and distributions	3,449	5,792	4,835	46,719
Shares redeemed	(167,640)	(302,155)	(568,829)	(736,967)

Net decrease in shares outstanding	(130,665)	(192,977)	(415,077)	(497,775)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	7,423	19,435	25,770	54,608
Shares issued in reinvestments of dividends and distributions	346	928	623	18,490
Shares redeemed	(33,840)	(87,406)	(109,015)	(146,542)

Net decrease in shares outstanding	(26,071)	(67,043)	(82,622)	(73,444)

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	43,809	49,716	3,845	17,668
Shares issued in reinvestments of dividends and distributions	3,334	4,757	59	53
Shares redeemed	(189,618)	(580,939)	(4,571)	(1,020)

Net increase (decrease) in shares outstanding	(142,475)	(526,466)	(667)	16,701

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Fund		The Multi-Disciplinary Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income	$181,990	$181,587	$1,219,080	$76,552
Net realized gain (loss) on sale of investments, foreign currency and written option contracts expired or closed	797,322	(2,474,817)	(68,730)	102,161
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	(1,838,423)	806,181	(1,634,191)	151,265

Net increase (decrease) in net assets resulting from operations	(859,111)	(1,487,049)	(483,841)	329,978

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(129,304)	(60,253)	(400,588)	(75,832)
Net realized gains	—	—	(66,876)	(97,584)

Total distributions	(129,304)	(60,253)	(467,464)	(173,416)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(84,275)	(56,524)	(82,135)	(7,026)
Net realized gains	—	—	(23,639)	(9,873)

Total distributions	(84,275)	(56,524)	(105,774)	(16,899)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(34,810)	(3,967)	(36,526)	(3,169)
Net realized gains	—	—	(8,257)	(3,569)

Total distributions	(34,810)	(3,967)	(44,783)	(6,738)

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(20,174)	(44,989)	(131,145)	(4,248)
Net realized gains	—	—	(19,194)	(3,925)

Total distributions	(20,174)	(44,989)	(150,339)	(8,173)

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	1,132,460	3,810,415	12,347,701	2,878,206
Redemption fees	24	101	2,464	51
Proceeds from shares issued to holders in reinvestment of dividends	117,685	54,002	293,827	122,312
Cost of shares redeemed	(2,201,535)	(3,555,293)	(2,074,045)	(554,675)

Net increase (decrease) in net assets resulting from capital share transactions	(951,366)	309,225	10,569,947	2,445,894

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Fund		The Multi-Disciplinary Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	$882,166	$6,375,421	$4,785,955	$309,589
Redemption fees	495	1,662	—	—
Proceeds from shares issued to holders in reinvestment of dividends	73,772	50,605	90,577	16,899
Cost of shares redeemed	(6,074,229)	(5,936,700)	(307,232)	(79,254)

Net increase (decrease) in net assets resulting from capital share transactions	(5,117,796)	490,988	4,569,300	247,234

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	727,761	1,279,796	1,634,271	15,000
Redemption fees	222	—	—	—
Proceeds from shares issued to holders in reinvestment of dividends	22,357	2,625	42,860	6,667
Cost of shares redeemed	(1,079,180)	(943,226)	(72,488)	(5,570)

Net increase (decrease) in net assets resulting from capital share transactions	(328,840)	339,195	1,604,643	16,097

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	587,279	3,936,264	3,926,500	26,000
Redemption fees	2,793	278	—	—
Proceeds from shares issued to holders in reinvestment of dividends	3,061	1,972	145,307	8,173
Cost of shares redeemed	(3,905,363)	(2,421,527)	(41,159)	—

Net increase (decrease) in net assets resulting from capital share transactions	(3,312,230)	1,516,987	4,030,648	34,173

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(10,837,906)	1,003,613	19,522,337	2,868,150
NET ASSETS:
Beginning of year	24,123,962	23,120,349	4,115,640	1,247,490

End of year*	$13,286,056	$24,123,962	$23,637,977	$4,115,640

* Including undistributed net investment loss of:	$(108,858)	$(33,240)	$(133,086)	$(12,853)

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	137,875	448,551	1,162,165	278,898
Shares issued in reinvestments of dividends and distributions	15,049	6,441	28,689	11,816
Shares redeemed	(267,598)	(429,862)	(197,567)	(52,420)

Net increase (decrease) in shares outstanding	(114,674)	25,130	993,287	238,294

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Fund		The Multi-Disciplinary Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	104,034	752,587	456,913	29,903
Shares issued in reinvestments of dividends and distributions	9,446	6,068	8,949	1,635
Shares redeemed	(736,625)	(721,854)	(29,920)	(7,901)

Net increase (decrease) in shares outstanding	(623,145)	36,801	435,942	23,637

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	87,295	151,009	155,056	1,486
Shares issued in reinvestments of dividends and distributions	2,903	318	4,155	650
Shares redeemed	(132,547)	(117,149)	(7,007)	(538)

Net increase (decrease) in shares outstanding	(42,349)	34,178	152,204	1,598

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	68,978	470,451	359,586	2,512
Shares issued in reinvestments of dividends and distributions	388	234	14,009	790
Shares redeemed	(464,289)	(300,650)	(3,981)	—

Net increase (decrease) in shares outstanding	(394,923)	170,035	369,614	3,302

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements

December 31, 2011

1.    Organization

Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Water Infrastructure Fund (“Water Infrastructure”), and The Multi-Disciplinary Fund (“Multi-Disciplinary”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Water Infrastructure), and February 11, 2008 (Multi-Disciplinary). Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”).

On April 28, 2000 (January 31, 2006 with respect to Market Opportunities, June 29, 2007 with respect to Water Infrastructure, and February 11, 2008 with respect to Multi-Disciplinary), each series in the Company entered into a master-feeder fund structure. By entering into this structure, each series (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2011 is as follows:

Interest in Master Portfolio
Internet Fund	99.989%
Global Fund	99.876%
Paradigm Fund	96.461%
Medical Fund	99.917%
Small Cap Fund	99.975%
Market Opportunities Fund	99.977%
Water Infrastructure Fund	99.283%
Multi-Disciplinary Fund	99.501%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.

As of December 31, 2011 each of the Feeder Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.

As of December 31, 2011, each of the Feeder Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. Advisor Class C shares do not have a sales charge.

As of December 31, 2011, each of the Feeder Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

As of December 31, 2011 the Paradigm, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge.

Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the sales charge on the Advisor Class A shares, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and

Institutional Class shares, voting rights on matters pertaining to a single class of

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

shares and the exchange privileges of each class of shares. Shares of each Feeder Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Refer to the Master Portfolio’s financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

2.    Significant Accounting Policies

Security Valuation

Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

If the composite option price is not available, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at the last quoted sales price. Non-exchange traded options for which over-the-counter

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

quotations are not readily available are valued at the mean of the current bid and asked prices. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2011, 0.00%, 0.05%, 0.05%, 0.00%, 0.00%, 0.00% and (0.00%) of the net assets of the Internet Portfolio, Global Portfolio, Paradigm Portfolio, Medical Portfolio, Small Cap Opportunities Portfolio, Market Opportunities Portfolio and Multi-Disciplinary Portfolio, respectively, were fair valued securities. The Water Infrastructure Portfolio did not hold any fair valued securities at December 31, 2011.

Repurchase Agreements

Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

Written Option Accounting

The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations

The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

Restricted and Illiquid Securities

The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2011 the following Master Portfolio held securities restricted to institutional shares (144A securities):

	Market Value	Percentage of Net Assets
The Multi-Disciplinary Portfolio	$6,321,700	26.64%

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2011, the following Master Portfolios held illiquid securities:

	Market Value		Percentage of Net Assets
The Internet Portfolio	$25		0.00%
The Global Portfolio	2,226		0.05
The Paradigm Portfolio	390,741		0.05
The Medical Portfolio	0	*	0.00
The Small Cap Portfolio	3		0.00
The Market Opportunities Portfolio	34		0.00
The Multi-Disciplinary Portfolio	(25)		(0.00)

*	Amount is less than $0.50.

When-Issued Securities

The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending

Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Expense Allocation

Common expenses incurred by Feeder Funds are allocated among the Feeder Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Feeder Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

Federal Income Taxes

Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code.

It is the Feeder Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Feeder Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Feeder Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2011, open tax years include the tax years ended December 31, 2008 through 2011. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

3.    Investment Adviser

Effective May 1, 2011, Kinetics Asset Management LLC, Kinetics Advisers, LLC, Horizon Asset Management, LLC, together with various affiliates, became wholly-owned subsidiaries of a newly-formed entity, Horizon Kinetics LLC. The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. Under the terms of the Agreements, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets.

The Adviser has voluntarily agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate. The Adviser may discontinue the voluntary waiver/reimbursement at any time; these waivers/reimbursements are not subject to recapture.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

For the year ended December 31, 2011, the rate earned by the Adviser from the Master Portfolios and the waived fees/reimbursed expenses for the Feeder Funds are as follows:

	The Internet Fund	The Global Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$58,333	$130,978
Expenses Reimbursed by Adviser through Institutional Class shareholder servicing fee waiver	$—	$—

	The Paradigm Fund	The Medical Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$1,466,172	$185,270
Expenses Reimbursed by Adviser through Institutional Class shareholder servicing fee waiver	$226,354	$—

	The Small Cap Opportunities Fund	The Market Opportunities Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$290,398	$144,567
Expenses Reimbursed by Adviser through Institutional Class shareholder servicing fee waiver	$11,215	$293

	The Water Infrastructure Fund	The Multi- Disciplinary Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$112,918	$137,411
Expenses Reimbursed by Adviser through Institutional Class shareholder servicing fee waiver	$2,089	$4,026

The Adviser receives a shareholder servicing fee from the No Load Class, Advisor Class A and Advisor Class C shares of a Feeder Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Feeder Fund’s average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Feeder Fund’s average daily net assets attributable to Institutional Class shares. At this time, the

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of a Feeder Fund’s average daily net assets attributable to Institutional Class shares until at least May 1, 2012. For the year ended December 31, 2011, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of Paradigm, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary. The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Feeder Funds.

For the year ended December 31, 2011, the Feeder Funds were allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Feeder Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). One Plan is for Advisor Class A shares, while the other Plan is for Advisor Class C shares. Under the first Plan, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the Plan. During the year ended December 31, 2011, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary were limited to 0.25% of the average daily net asset value of such shares of such Funds. During the year ended December 31, 2011, the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds incurred expenses of $3,268, $1,940, $491,316, $9,949, $23,513, $25,796, $17,006 and $4,287, respectively, pursuant to the 12b-1 Plan. Under the second Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares. During the year ended December 31, 2011, Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds Advisor Class C Shares incurred expenses of $1,012, $647, $1,010,991, $5,283, $22,252, $37,972, $20,016 and $7,296, respectively, pursuant to the 12b-1 Plan.

Kinetics Funds Distributor LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser. For the year ended December 31, 2011, the Distributor received $1,112, $795, $21,231, $1,064, $1,114, $1,340, $2,650,

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

and $10,431 from sales loads from the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary.

4.    Reclassification of Capital Accounts

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2011, each Fund recorded the following reclassifications to the accounts listed below:

	INCREASE (DECREASE)
	Paid in capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
The Internet Fund	$(733,342)	$965,540	$(232,198)
The Global Fund	(887,154)	(30,415)	917,569
The Paradigm Fund	—	4,430,173	(4,430,173)
The Medical Fund	—	(2,103)	2,103
The Small Cap Fund	(2,949,553)	1,648,542	1,301,011
The Market Opportunities Fund	(22,873)	375,282	(352,409)
The Water Infrastructure Fund	(3,151)	10,955	(7,804)
The Multi-Disciplinary Fund	(12,920)	(688,919)	701,839

5.    Income Taxes

At December 31, 2011 the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds had $0, $280, $4,794,907, $28,280, $0, $1,488, $0 and $0, respectively, of accumulated net investment income on a tax basis.

At December 31, 2011, Internet and Medical Funds had $3,641,822 and $1,540,963, respectively, of accumulated net realized gains on a tax basis.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

At December 31, 2011, the Feeder Funds had accumulated net realized capital loss carryforwards expiring in the following years:

Feeder Fund	2018	2017	2016	2015	2014	2013
Global	$—	$408,711	$—	$—	$—	$4,885
Paradigm	115,786,082	445,505,345	238,103,159	—	—	—
Small Cap	8,224,702	96,486,615	63,545,720	—	—	—
Market Opportunities	2,108,533	6,623,055	24,080,811	—	—	—
Water Infrastructure	2,203,647	4,868,599	1,430,796	—	—	—

At December 31, 2011, as depicted below, the following Feeder Fund had accumulated net realized capital loss carryforwards without expiration dates but with the indicated tax character:

Feeder Fund	Long-Term	Short-Term
Global	$—	$38,848

As a result of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), losses incurred in this fiscal year and beyond retain their character, short-term or long-term, have no expiration date and are utilized prior to capital loss carryforwards accumulated before the enactment of the Modernization Act.

For the year ended December 31, 2011, the following Feeder Funds utilized capital loss carryforwards:

Feeder Fund	Capital Loss Carryforward
Internet	$22,855,648
Paradigm	179,556,227
Medical	522,341
Small Cap	14,647,914
Market Opportunities	1,181,882
Water Infrastructure	577,896

At December 31, 2011, the following Feeder Funds deferred, on a tax basis, post-October losses:

Feeder Fund	Post-October Losses	Post-October Currency Losses
Internet	$—	$6,805
Global	9,271	2,132
Paradigm	—	22,679
Medical	—	612
Small Cap	—	73,389
Market Opportunities	—	7,231
Water Infrastructure	26,836	13
Multi-Disciplinary	151,239	18,656

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

The tax components of dividends paid during the years ended December 31, 2011 and December 31, 2010, are:

	Internet		Global
	Ordinary Income Distribution	Long-Term Capital Gains Distribution	Ordinary Income Distribution	Long-Term Capital Gains Distribution
2011	$—	$734,212	$31,833	$ —
2010	$—	$—	$49,825	$ —

	Paradigm		Medical
	Ordinary Income Distribution	Long-Term Capital Gains Distribution	Ordinary Income Distribution	Long-Term Capital Gains Distribution
2011	$7,652,859	$—	$237,948	$1,483,472
2010	$18,920,721	$—	$155,297	$—

	Small Cap		Market Opportunities
	Ordinary Income Distribution	Long-Term CapitalGains Distribution	Ordinary Income Distribution	Long-Term Capital Gains Distribution
2011	$1,133,648	$—	$388,006	$—
2010	$2,552,363	$—	$2,872,610	$—

	Water Infrastructure		Multi-Disciplinary
	Ordinary Income Distribution	Long-Term Capital Gains Distribution	Ordinary Income Distribution	Long-Term Capital Gains Distribution
2011	$268,563	$—	$727,453	$40,907
2010	$165,733	$—	$196,148	$9,078

6.    Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years Management is currently evaluating the impact the update will have on its financial statement disclosures.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

7.    Subsequent Events

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

8.    Tax Information (Unaudited)

Global, Paradigm, Medical, Small Cap, Market Opportunities, and Water Infrastructure designate 100%, 100%, 100%, 100%, 100%, and 14%, respectively, of dividends declared after December 31, 2011 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary hereby designate 0%, 100%, 100%, 14%, 100%, 100%, 100%, and 95%, respectively, as ordinary income distributions and 100%, 86%, and 5% for Internet, Medical, and Multi-Disciplinary as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2011, which is designated

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Notes to Financial Statements — (Continued)

December 31, 2011

as qualifying for the dividends-received deduction, is as follows: Paradigm 65%, Medical 100%, Small Cap 54%, and Market Opportunities 78%.

Paradigm, Water Infrastructure, and Multi-Disciplinary designate 5%, 90%, and 87%, respectively, of their ordinary income distributions for the fiscal year ended December 31, 2011 as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).

Multi-Disciplinary designates 10% of its ordinary income distribution as a short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(C).

9.    Information about Proxy Voting (Unaudited)

Information regarding how Kinetics Mutual Funds, Inc. votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

10.    Information about the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights

	The Internet Fund
	No Load Class
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$37.25	$30.74	$20.71	$35.94	$28.62

Income from Investment Operations:
Net investment income (loss)(2)	(0.37)	(0.28)	(0.14)	0.29	0.30
Net realized and unrealized gain (loss) on investments	(0.37)	6.79	10.21	(15.47)	7.37

Total from investment operations	(0.74)	6.51	10.07	(15.18)	7.67

Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	(0.04)	(0.05)	(0.35)
From net realized gains	(0.25)	—	—	—	—

Total distributions	(0.25)	—	(0.04)	(0.05)	(0.35)

Net Asset Value, End of Year	$36.26	$37.25	$30.74	$20.71	$35.94

Total return(4)	(1.98)%	21.18%	48.61%	(42.24)%	26.81%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$103,828	$113,085	$104,666	$75,112	$166,787
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.94%	1.95%	1.98%	2.03%	1.99%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.90%	1.98%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.99)%	(0.91)%	(0.64)%	0.90%	0.94%
After expense reimbursement(5)	(0.94)%	(0.85)%	(0.55)%	1.03%	0.95%
Portfolio turnover rate(6)	32%	12%	14%	19%	15%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover is the annual turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

The Internet Fund
Advisor Class A
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$36.69	$30.35	$20.50	$35.66	$28.24

(0.46)	(0.36)	(0.21)	0.22	0.23
(0.36)	6.70	10.09	(15.33)	7.49

(0.82)	6.34	9.88	(15.11)	7.72

0.01	0.00 (3)	0.01	0.00 (3)	—

—	—	(0.04)	(0.05)	(0.30)
(0.25)	—	—	—	—

(0.25)	—	(0.04)	(0.05)	(0.30)

$35.63	$36.69	$30.35	$20.50	$35.66

(2.20)%	20.89%	48.23%	(42.37)%	27.35%

$1,050	$1,892	$738	$318	$637

2.19%	2.20%	2.23%	2.28%	2.24%
2.14%	2.14%	2.14%	2.15%	2.23%

(1.24)%	(1.16)%	(0.89)%	0.65%	0.70%
(1.19)%	(1.10)%	(0.80)%	0.78%	0.71%
32%	12%	14%	19%	15%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class C
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	February 16, 2007^ through December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$35.79	$29.76	$20.20	$35.31	$28.66

Income from Investment Operations:
Net investment income (loss)(2)	(0.63)	(0.51)	(0.31)	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.34)	6.54	9.91	(15.15)	6.87

Total from investment operations	(0.97)	6.03	9.60	(15.07)	6.94

Redemption Fees	0.01	—	—	—	0.00	(3)
Less Distributions:
From net investment income	—	—	(0.04)	(0.04)	(0.29)
From net realized gains	(0.25)	—	—	—	—

Total distributions	(0.25)	—	(0.04)	(0.04)	(0.29)

Net Asset Value, End of Period	$34.58	$35.79	$29.76	$20.20	$35.31

Total return	(2.67)%	20.26%	47.51%	(42.67)%	24.22	%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$103	$196	$120	$113	$294
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.69%	2.70%	2.73%	2.78%	2.73	%(5)
After expense reimbursement(6)	2.64%	2.64%	2.64%	2.65%	2.72	%(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.74)%	(1.66)%	(1.39)%	0.15%	0.22	%(5)
After expense reimbursement(6)	(1.69)%	(1.60)%	(1.30)%	0.28%	0.23	%(5)
Portfolio turnover rate(7)	32%	12%	14%	19%	15%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover is the annual turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

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KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Global Fund
	No Load Class
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$4.67	$3.92	$2.36	$4.90	$5.00

Income from Investment Operations:
Net investment income	0.06 (2)	0.02 (2)	0.02 (2)	0.07 (2)	0.22
Net realized and unrealized gain (loss) on investments	(0.78)	0.78	1.55	(2.56)	(0.01)

Total from investment operations	(0.72)	0.80	1.57	(2.49)	0.21

Redemption Fees	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.03)	(0.05)	(0.02)	(0.05)	(0.31)
From net realized gains	—	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.02)	(0.05)	(0.31)

Net Asset Value, End of Period	$3.92	$4.67	$3.92	$2.36	$4.90

Total return(4)	(15.41)%	20.30%	66.86%	(50.72)%	4.27%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$3,631	$4,541	$4,370	$1,863	$3,138
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.94%	4.17%	5.32%	5.98%	3.84%
After expense reimbursement(7)	1.39%	1.39%	1.39%	1.41%	1.48%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.11)%	(2.26)%	(3.27)%	(2.72)%	1.87%
After expense reimbursement(7)	1.44%	0.52%	0.66%	1.85%	4.23%
Portfolio turnover rate(8)	135%	122%	53%	98%	22%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Portfolio turnover is the annual turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

The Global Fund
Advisor Class A
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	May 19, 2008^ through December 31, 2008

$4.68	$3.93	$2.36	$4.56

0.05 (2)	0.01 (2)	0.01 (2)	0.03	(2)

(0.78)	0.78	1.57	(2.18)

(0.73)	0.79	1.58	(2.15)

0.00 (3)	0.00 (3)	—	—

(0.03)	(0.04)	(0.01)	(0.05)
—	—	—	—

(0.03)	(0.04)	(0.01)	(0.05)

$3.92	$4.68	$3.93	$2.36

(15.59)%	20.04%	67.11%	(47.12	)%(5)

$392	$707	$368	$106

4.19%	4.42%	5.57%	8.28	%(6)
1.64%	1.64%	1.64%	1.65	%(6)

(1.36)%	(2.51)%	(3.52)%	(5.16	)%(6)
1.19%	0.27%	0.41%	1.47	%(6)
135%	122%	53%	98%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Global Fund
	Advisor Class C
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		May 19, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$4.64	$3.90	$2.37		$4.56

Income from Investment Operations:
Net investment income (loss)(2)	0.03	(0.01)	0.00	(3)	0.02
Net realized and unrealized gain (loss) on investments	(0.77)	0.77	1.53		(2.17)

Total from investment operations	(0.74)	0.76	1.53		(2.15)

Redemption Fees	—	—	—		—
Less Distributions:
From net investment income	(0.03)	(0.02)	(0.00	)(3)	(0.04)
From net realized gains	—	—	—		—

Total distributions	(0.03)	(0.02)	(0.00	)(3)	(0.04)

Net Asset Value, End of Period	$3.87	$4.64	$3.90		$2.37

Total return	(15.94)%	19.24%	65.08%		(47.14	)%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$111	$64	$36		$5
Ratio of operating expenses to average net assets:
Before expense reimbursement	4.69%	4.92%	6.07%		8.78	%(5)
After expense reimbursement(6)	2.14%	2.14%	2.14%		2.15	%(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.86)%	(3.01)%	(4.02)%		(5.66	)%(5)
After expense reimbursement(6)	0.69%	(0.23)%	(0.09)%		0.97	%(5)
Portfolio turnover rate(7)	135%	122%	53%		98%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover is the annual turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

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KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Paradigm Fund
	No Load Class
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$23.31	$20.18	$14.42	$30.99		$25.79

Income from Investment Operations:
Net investment income (loss)(2)	0.02	0.11	0.15	0.12		0.11
Net realized and unrealized gain (loss) on investments	(3.34)	3.39	5.78	(16.62	)(7)	5.35

Total from investment operations	(3.32)	3.50	5.93	16.50		5.46

Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01		0.00 (3)
Less Distributions:
From net investment income	(0.18)	(0.37)	(0.17)	—		(0.13)
From net realized gains	—	—	—	(0.08)		(0.13)

Total distributions	(0.18)	(0.37)	(0.17)	(0.08)		(0.26)

Net Asset Value, End of Year	$19.81	$23.31	$20.18	$14.42		$30.99

Total return(4)	(14.27)%	17.37%	41.02%	(53.17	)%(7)	21.15%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$430,528	$687,056	$825,278	$740,983		$2,910,518
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.78%	1.76%	1.73%	1.72%		1.68%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.66%		1.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.03)%	0.43%	0.78%	0.46%		0.39%
After expense reimbursement(5)	0.11%	0.55%	0.87%	0.52%		0.39%
Portfolio turnover rate(6)	58%	7%	15%	34%		8%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover is the annual turnover of The Paradigm Portfolio.
(7)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

The Paradigm Fund
Advisor Class A
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007

$22.95	$19.88	$14.16	$30.52		$25.43

(0.03)	0.06	0.10	0.06		0.04

(3.29)	3.33	5.68	(16.34	)(7)	5.27

(3.32)	3.39	5.78	(16.28)		5.31

0.00 (3)	0.00 (3)	—	0.00	(3)	0.00 (3)

(0.18)	(0.32)	(0.06)	—		(0.09)
—	—	—	(0.08)		(0.13)

(0.18)	(0.32)	(0.06)	(0.08)		(0.22)

$19.45	$22.95	$19.88	$14.16		$30.52

(14.49)%	17.11%	40.64%	(53.30	)%(7)	20.87%

$146,939	$226,264	$252,106	$249,424		$544,046

2.03%	2.01%	1.98%	1.97%		1.93%
1.89%	1.89%	1.89%	1.91%		1.93%

(0.28)%	0.18%	0.53%	0.21%		0.14%
(0.14)%	0.30%	0.62%	0.27%		0.14%
58%	7%	15%	34%		8%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class C
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$22.25	$19.33	$13.80	$29.90		$24.98

Income from Investment Operations:
Net investment income (loss)(2)	(0.14)	(0.04)	0.02	(0.05)		(0.10)
Net realized and unrealized gain (loss) on investments	(3.17)	3.22	5.51	(15.97	)(6)	5.15

Total from investment operations	(3.31)	3.18	5.53	(16.02)		5.05

Redemption Fees(3)	0.00	0.00	0.00	0.00		0.00
Less Distributions:
From net investment income	(0.18)	(0.26)	—	—		(0.00	)(3)
From net realized gains	—	—	—	(0.08)		(0.13)

Total distributions	(0.18)	(0.26)	—	(0.08)		(0.13)

Net Asset Value, End of Year	$18.76	$22.25	$19.33	$13.80		$29.90

Total return	(14.90)%	16.45%	39.97%	(53.54	)%(6)	20.20%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$102,534	$152,571	$169,578	$147,915		$320,962
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.53%	2.51%	2.48%	2.47%		2.43%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.41%		2.43%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.78)%	(0.32)%	0.03%	(0.29)%		(0.36)%
After expense reimbursement(4)	(0.64)%	(0.20)%	0.12%	(0.23)%		(0.36)%
Portfolio turnover rate(5)	58%	7%	15%	34%		8%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover is the annual turnover of The Paradigm Portfolio.
(6)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

The Paradigm Fund
Institutional Class
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007

$23.25	$20.13	$14.44	$30.97		$25.76

0.07	0.16	0.18	0.18		0.17

(3.35)	3.38	5.78	(16.63	)(6)	5.34

(3.28)	3.54	5.96	(16.45)		5.51

0.00	0.00	0.00	0.00		0.00

(0.18)	(0.42)	(0.27)	—		(0.17)
—	—	—	(0.08)		(0.13)

(0.18)	(0.42)	(0.27)	(0.08)		(0.30)

$19.79	$23.25	$20.13	$14.44		$30.97

(14.13)%	17.62%	41.31%	(53.11	)%(6)	21.37%

$134,309	$142,261	$125,372	$128,129		$804,755

1.73%	1.71%	1.68%	1.67%		1.63%
1.44%	1.44%	1.44%	1.46%		1.48%

0.02%	0.48%	0.83%	0.51%		0.44%
0.31%	0.75%	1.07%	0.72%		0.59%
58%	7%	15%	34%		8%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Medical Fund
	No Load Class
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$19.48	$18.77	$15.23	$19.82	$17.83

Income from Investment Operations:
Net investment income(2)	0.18	0.10	0.20	0.19	0.10
Net realized and unrealized gain (loss) on investments	0.82	0.72	3.51	(4.25)	2.67

Total from investment operations	1.00	0.82	3.71	(4.06)	2.77

Redemption Fees	0.00 (3)	0.00 (3)	0.01	0.01	0.01
Less Distributions:
From net investment income	(0.25)	(0.11)	(0.16)	(0.16)	(0.10)
From net realized gains	(1.48)	—	(0.02)	(0.38)	(0.69)

Total distributions	(1.73)	(0.11)	(0.18)	(0.54)	(0.79)

Net Asset Value, End of Year	$18.75	$19.48	$18.77	$15.23	$19.82

Total return(4)	5.11%	4.30%	24.47%	(20.42)%	15.47%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$16,376	$25,777	$21,126	$15,727	$13,917
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.02%	2.00%	2.15%	2.26%	2.41%
After expense reimbursement(5)	1.39%	1.39%	1.39%	1.41%	1.40%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.24%	(0.06)%	0.42%	0.18%	(0.51)%
After expense reimbursement(5)	0.87%	0.55%	1.17%	1.03%	0.50%
Portfolio turnover rate(6)	5%	3%	13%	28%	38%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover is the annual turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

The Medical Fund
Advisor Class A
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$19.06	$18.36	$14.90	$19.39	$17.47

0.12	0.05	0.15	0.13	0.05

0.80	0.71	3.44	(4.15)	2.62

0.92	0.76	3.59	(4.02)	2.67

0.00 (3)	0.00 (3)	0.01	0.04	0.00 (3)

(0.21)	(0.06)	(0.12)	(0.13)	(0.06)
(1.48)	—	(0.02)	(0.38)	(0.69)

(1.69)	(0.06)	(0.14)	(0.51)	(0.75)

$18.29	$19.06	$18.36	$14.90	$19.39

4.79%	4.13%	24.17%	(20.49)%	15.16%

$3,240	$4,207	$4,347	$2,941	$1,427

2.27%	2.25%	2.40%	2.51%	2.66%
1.64%	1.64%	1.64%	1.66%	1.65%

(0.01)%	(0.31)%	0.17%	(0.07)%	(0.76)%
0.62%	0.30%	0.92%	0.78%	0.25%
5%	3%	13%	28%	38%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class C
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	February 16, 2007^ through December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$18.90	$18.27	$14.83	$19.34	$18.29

Income from Investment Operations:
Net investment income (loss)(2)	0.02	(0.04)	0.07	0.05	(0.04)
Net realized and unrealized gain (loss) on investments	0.80	0.69	3.41	(4.13)	1.79

Total from investment operations	0.82	0.65	3.48	(4.08)	1.75

Redemption Fees	0.00 (3)	—	0.00 (3)	0.02	0.00	(3)
Less Distributions:
From net investment income	(0.09)	(0.02)	(0.02)	(0.07)	(0.01)
From net realized gains	(1.48)	—	(0.02)	(0.38)	(0.69)

Total distributions	(1.57)	(0.02)	(0.04)	(0.45)	(0.70)

Net Asset Value, End of Period	$18.15	$18.90	$18.27	$14.83	$19.34

Total return	4.32%	3.55%	23.50%	(20.97)%	9.55	%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$580	$692	$454	$314	$148
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.77%	2.75%	2.90%	3.01%	3.19	%(5)
After expense reimbursement(6)	2.14%	2.14%	2.14%	2.16%	2.15	%(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.51)%	(0.81)%	(0.33)%	(0.57)%	(1.30	)%(5)
After expense reimbursement(6)	0.12%	(0.20)%	0.42%	0.28%	(0.26	)%(5)
Portfolio turnover rate(7)	5%	3%	13%	28%	38%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover is the annual turnover of The Medical Portfolio.

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KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	No Load Class
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Year	$23.32	$20.83	$13.17	$31.92		$26.92

Income from Investment Operations:
Net investment income (loss)(2)	(0.04)	(0.04)	(0.04)	0.05		0.01
Net realized and unrealized gain (loss) on investments	(3.15)	2.93	7.70	(18.53	)(4)	5.29

Total from investment operations	(3.19)	2.89	7.66	(18.48)		5.30

Redemption Fees(3)	0.00	0.00	0.00	0.00		0.00
Less Distributions:
From net investment income	(0.28)	(0.40)	—	—		(0.23)
From net realized gains	—	—	—	(0.27)		(0.07)

Total distributions	(0.28)	(0.40)	—	(0.27)		(0.30)

Net Asset Value, End of Year	$19.85	$23.32	$20.83	$13.17		$31.92

Total return(5)	(13.65)%	13.86%	58.16%	(57.88	)%(4)	19.65%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$67,798	$130,279	$161,205	$126,971		$729,278
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.90%	1.86%	1.86%	1.79%		1.71%
After expense reimbursement(6)	1.64%	1.64%	1.64%	1.67%		1.69%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.44)%	(0.42)%	(0.48)%	0.09%		0.00%
After expense reimbursement(6)	(0.18)%	(0.20)%	(0.26)%	0.21%		0.02%
Portfolio turnover rate(7)	47%	4%	4%	16%		17%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.
(5)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover is the annual turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

The Small Cap Opportunities Fund
Advisor Class A
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007

$22.98	$20.53	$13.01	$31.63		$26.71

(0.10)	(0.09)	(0.08)	(0.01)		(0.07)

(3.08)	2.87	7.60	(18.34	)(4)	5.25

(3.18)	2.78	7.52	(18.35)		5.18

0.00	0.00	0.00	0.00		0.00

(0.21)	(0.33)	—	—		(0.19)
—	—	—	(0.27)		(0.07)

(0.21)	(0.33)	—	(0.27)		(0.26)

$19.59	$22.98	$20.53	$13.01		$31.63

(13.85)%	13.56%	57.80%	(58.00	)%(4)	19.36%

$7,250	$11,509	$14,244	$12,090		$36,390

2.15%	2.11%	2.11%	2.04%		1.96%
1.89%	1.89%	1.89%	1.92%		1.94%

(0.69)%	(0.67)%	(0.73)%	(0.16)%		(0.25)%
(0.43)%	(0.45)%	(0.51)%	(0.04)%		(0.23)%
47%	4%	4%	16%		17%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class C
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		February 16, 2007^ through December 31, 2007
PER SHARE DATA:(1)
Net Asset Value Beginning of Period	$22.68	$20.28	$12.92	$31.57		$28.70

Income from Investment Operations:
Net investment income (loss)(2)	(0.20)	(0.20)	(0.16)	(0.12)		(0.21)
Net realized and unrealized gain (loss) on investments	(3.04)	2.84	7.52	(18.26	)(4)	3.33

Total from investment operations	(3.24)	2.64	7.36	18.38		3.12

Redemption Fees	—	—	0.00 (3)	0.00	(3)	0.02
Less Distributions:
From net investment income	(0.08)	(0.24)	—	—		(0.20)
From net realized gains	—	—	—	(0.27)		(0.07)

Total distributions	(0.08)	(0.24)	—	(0.27)		(0.27)

Net Asset Value, End of Period	$19.36	$22.68	$20.28	$12.92		$31.57

Total return	(14.29)%	13.00%	56.97%	(58.20	)%(4)	10.94	%(5)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$2,440	$3,450	$4,445	$2,871		$4,942
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.65%	2.61%	2.61%	2.54%		2.47	%(6)
After expense reimbursement(7)	2.39%	2.39%	2.39%	2.42%		2.45	%(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.19)%	(1.17)%	(1.23)%	(0.66)%		(0.76	)%(6)
After expense reimbursement(7)	(0.93)%	(0.95)%	(1.01)%	(0.54)%		(0.75	)%(6)
Portfolio turnover rate(8)	47%	4%	4%	16%		17%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. The reimbursement comprises less than $0.005 of the NAVs for each class at the time of reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Portfolio turnover is the annual turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

The Small Cap Opportunities Fund
Institutional Class
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007

$23.45	$20.90	$13.19	$31.92		$26.91

0.00 (3)	0.00 (3)	(0.01)	0.10		0.07

(3.17)	2.95	7.72	(18.56	)(4)	5.29

(3.17)	2.95	7.71	(18.46)		5.36

0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)

(0.35)	(0.40)	—	—		(0.28)
—	—	—	(0.27)		(0.07)

(0.35)	(0.40)	—	(0.27)		(0.35)

$19.93	$23.45	$20.90	$13.19		$31.92

(13.51)%	14.10%	58.45%	(57.82	)%(4)	19.91%

$5,498	$9,808	$19,749	$68,408		$316,709

1.85%	1.81%	1.81%	1.74%		1.66%
1.44%	1.44%	1.44%	1.47%		1.49%

(0.39)%	(0.37)%	(0.43)%	0.14%		0.05%
0.02%	0.00%	(0.06)%	0.41%		0.22%
47%	4%	4%	16%		17%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Market Opportunities Fund
	No Load Class
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
PER SHARE DATA:(1)
Net Asset Value
Beginning of Year	$11.46	$10.84	$7.22	$16.12		$12.05

Income from Investment Operations:
Net investment income (loss)(2)	0.01	0.04	0.00 (3)	0.11		0.04
Net realized and unrealized gain (loss) on investments	(0.91)	1.18	3.62	(9.02)		4.05
Payment by adviser(4)	—	—	—	0.06		—

Total from investment operations	(0.90)	1.22	3.62	(8.85)		4.09

Redemption Fees	0.00 (3)	0.00 (3)	0.01	0.01		0.01
Less Distributions:
From net investment income	(0.11)	(0.60)	(0.01)	(0.06)		(0.03)
From net realized gains	—	—	—	—		—

Total distributions	(0.11)	(0.60)	(0.01)	(0.06)		(0.03)

Net Asset Value, End of Year	$10.45	$11.46	$10.84	$7.22		$16.12

Total return(5)	(7.85)%	11.31%	50.21%	(54.82	)%(4)	34.03%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$30,191	$38,562	$41,254	$34,246		$63,004
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.93%	1.92%	1.93%	1.82%		1.91%
After expense reimbursement(6)	1.64%	1.64%	1.64%	1.66%		1.74%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.20)%	0.06%	(0.25)%	0.78%		0.12%
After expense reimbursement(6)	0.09%	0.34%	0.04%	0.94%		0.29%
Portfolio turnover rate(7)	14%	12%	14%	77%		14%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement contributed 0.38%, 0.37% and 0.44% to the returns of the No Load Class, the Advisor Class A, the Advisor Class C and the Institutional Class, respectively, for the year ended December 31, 2008.
(5)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover is the annual turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

The Market Opportunities Fund
Advisor Class A
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007

$11.43	$10.80	$7.22	$16.07		$12.04

(0.02)	0.01	(0.02)	0.08		0.00 (3)

(0.90)	1.19	3.61	(8.97)		4.04
—	—	—	0.06		—

(0.92)	1.20	3.59	(8.83)		4.04

0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)

(0.08)	(0.57)	(0.01)	(0.02)		(0.01)
—	—	—	—		—

(0.08)	(0.57)	(0.01)	(0.02)		(0.01)

$10.43	$11.43	$10.80	$7.22		$16.07

(8.08)%	11.11%	49.66%	(54.91	)%(4)	33.54%

$8,600	$14,167	$18,770	$18,514		$43,907

2.18%	2.17%	2.18%	2.07%		2.16%
1.89%	1.89%	1.89%	1.91%		1.99%

(0.45)%	(0.19)%	(0.50)%	0.53%		(0.14)%
(0.16)%	0.09%	(0.21)%	0.69%		0.03%
14%	12%	14%	77%		14%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.—THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class C
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		February 16, 2007^ through December 31, 2007
PER SHARE DATA:(1)
Net Asset Value
Beginning of Period	$11.30	$10.69	$7.17	$16.01		$12.99

Income from Investment Operations:
Net investment income (loss)(2)	(0.08)	(0.04)	(0.06)	0.02		(0.05)
Net realized and unrealized gain (loss) on investments	(0.88)	1.17	3.59	(8.91)		3.07
Payment by adviser(4)	—	—	—	0.06		—

Total from investment operations	(0.96)	1.13	3.53	(8.83)		3.02

Redemption Fees	—	0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)
Less Distributions:
From net investment income	(0.02)	(0.52)	(0.01)	(0.01)		—
From net realized gains	—	—	—	—		—

Total distributions	(0.02)	(0.52)	(0.01)	(0.01)		—

Net Asset Value, End of Period	$10.32	$11.30	$10.69	$7.17		$16.01

Total return	(8.51)%	10.54%	49.17%	(55.13	)%(4)	23.25	%(5)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$4,233	$5,569	$6,055	$771		$8,790
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.68%	2.67%	2.68%	2.57%		2.66	%(6)
After expense reimbursement(7)	2.39%	2.39%	2.39%	2.41%		2.49	%(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.95)%	(0.69)%	(1.00)%	0.03%		(0.60	)%(6)
After expense reimbursement(7)	(0.66)%	(0.41)%	(0.71)%	0.19%		(0.43	)%(6)
Portfolio turnover rate(8)	14%	12%	14%	77%		14%

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement contributed 0.38%, 0.37% and 0.44% to the returns of the No Load Class, the Advisor Class A, the Advisor Class C and the Institutional Class, respectively, for the year ended December 31, 2008.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Portfolio turnover is the annual turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

The Market Opportunities Fund
Institutional Class
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	May 19, 2008^ through December 31, 2008

$11.48	$10.86	$7.21	$13.71

0.03	0.06	0.02	0.08

(0.92)	1.19	3.64	(6.55)
—	—	—	0.06

(0.89)	1.25	3.66	(6.41)

—	—	—	—

(0.13)	(0.63)	(0.01)	(0.09)
—	—	—	—

(0.13)	(0.63)	(0.01)	(0.09)

$10.46	$11.48	$10.86	$7.21

(7.71)%	11.54%	50.70%	(46.77	)%(4)(5)

$186	$212	$19	$5

1.88%	1.87%	1.88%	1.82	%(6)
1.44%	1.44%	1.44%	1.44	%(6)

(0.15)%	0.11%	(0.20)%	0.94	%(6)
0.29%	0.54%	0.24%	1.32	%(6)
14%	12%	14%	77%

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Water Infrastructure Fund
	No Load Class
	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		June 29, 2007^ through December 31, 2007
PER SHARE DATA:(1)
Net Asset Value
Beginning of Period	$8.38		$8.86		$7.61		$10.17		$10.00

Income from Investment Operations:
Net investment income(2)	0.10		0.07		0.04		0.10		0.06
Net realized and unrealized gain (loss) on investments	(0.51)		(0.48)		1.21		(2.66)		0.20

Total from investment operations	(0.41)		(0.41)		1.25		(2.56)		0.26

Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Less Distributions:
From net investment income	(0.18)		(0.07)		(0.00	)(3)	—		(0.04)
From net realized gains	—		—		—		—		(0.05)

Total distributions	(0.18)		(0.07)		(0.00	)(3)	—		(0.09)

Net Asset Value, End of Period	$7.79		$8.38		$8.86		$7.61		$10.17

Total return(4)	(4.88)%		(4.60)%		16.46%		(25.17)%		2.64	%(5)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$5,613		$7,001		$7,176		$6,598		$2,385
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.29%		2.17%		2.36%		2.20%		3.62	%(6)
After expense reimbursement(7)	1.64%		1.64%		1.64%		1.65%		1.74	%(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.59%		0.33%		(0.26)%		0.55%		(0.73	)%(6)
After expense reimbursement(7)	1.24%		0.86%		0.46%		1.10%		1.15	%(6)
Portfolio turnover rate	69	%(8)	111	%(8)	45	%(8)	66	%(8)	7	%(9)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Portfolio turnover is the annual turnover of The Water Infrastructure Portfolio.
(9)	Portfolio turnover is the turnover from inception date through year end of The Water Infrastructure Portfolio.

The accompanying notes are an integral part of these financial statements.

The Water Infrastructure Fund
Advisor Class A
For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		June 29, 2007^ through December 31, 2007

$8.35		$8.82		$7.59		$10.17		$10.00

0.08		0.05		0.02		0.07		0.05

(0.50)		(0.47)		1.21		(2.65)		0.20

(0.42)		(0.42)		1.23		(2.58)		0.25

0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

(0.15)		(0.05)		—		—		(0.03)
—		—		—		—		(0.05)

(0.15)		(0.05)		—		—		(0.08)

$7.78		$8.35		$8.82		$7.59		$10.17

(5.08)%		(4.80)%		16.21%		(25.37)%		2.55	%(5)

$4,559		$10,100		$10,339		$7,661		$2,459

2.54%		2.42%		2.61%		2.45%		3.87	%(6)
1.89%		1.89%		1.89%		1.90%		1.99	%(6)

0.34%		0.08%		(0.51)%		0.30%		(0.98	)%(6)
0.99%		0.61%		0.21%		0.85%		0.90	%(6)
69	%(8)	111	%(8)	45	%(8)	66	%(8)	7	%(9)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Water Infrastructure Fund
	Advisor Class C
	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		June 29, 2007^ through December 31, 2007
PER SHARE DATA:(1)
Net Asset Value
Beginning of Period	$8.25		$8.71		$7.54		$10.16		$10.00

Income from Investment Operations:
Net investment income (loss)(2)	0.04		0.01		(0.02)		0.03		0.02
Net realized and unrealized gain (loss) on investments	(0.49)		(0.46)		1.19		(2.65)		0.21

Total from investment operations	(0.45)		(0.45)		1.17		(2.62)		0.23

Redemption Fees	0.00	(3)	—		0.00	(3)	—		0.00	(3)
Less Distributions:
From net investment income	(0.12)		(0.01)		—		—		(0.02)
From net realized gains	—		—		—		—		(0.05)

Total distributions	(0.12)		(0.01)		—		—		(0.07)

Net Asset Value, End of Period	$7.68		$8.25		$8.71		$7.54		$10.16

Total return	(5.51)%		(5.15)%		15.52%		(25.79)%		2.33	%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$2,316		$2,840		$2,700		$1,571		$1,201
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.04%		2.92%		3.11%		2.95%		4.37	%(5)
After expense reimbursement(6)	2.39%		2.39%		2.39%		2.40%		2.49	%(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.16)%		(0.42)%		(1.01)%		(0.20)%		(1.48	)%(5)
After expense reimbursement(6)	0.49%		0.11%		(0.29)%		0.35%		0.40	%(5)
Portfolio turnover rate	69	%(7)	111	%(7)	45	%(7)	66	%(7)	7	%(8)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover is the annual turnover of The Water Infrastructure Portfolio.
(8)	Portfolio turnover is the turnover from inception date through year end of The Water Infrastructure Portfolio.

The accompanying notes are an integral part of these financial statements.

The Water Infrastructure Fund
Institutional Class
For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		June 29, 2007^ through December 31, 2007

$8.42		$8.90		$7.63		$10.18		$10.00

0.12		0.09		0.05		0.12		0.06

(0.51)		(0.48)		1.23		(2.67)		0.21

(0.39)		(0.39)		1.28		(2.55)		0.27

0.02		0.00	(3)	0.01		0.00	(3)	—

(0.20)		(0.09)		(0.02)		—		(0.04)
—		—		—		—		(0.05)

(0.20)		(0.09)		(0.02)		—		(0.09)

$7.85		$8.42		$8.90		$7.63		$10.18

(4.43)%		(4.38)%		16.94%		(25.05)%		2.76	%(4)

$798		$4,182		$2,905		$251		$103

2.24%		2.12%		2.31%		2.15%		3.58	%(5)
1.44%		1.44%		1.44%		1.45%		1.54	%(5)

0.64%		0.38%		(0.21)%		0.60%		(0.69	)%(5)
1.44%		1.06%		0.66%		1.30%		1.35	%(5)
69	%(7)	111	%(7)	45	%(7)	66	%(7)	7	%(8)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Multi-Disciplinary Fund
	No Load Class
	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		February 11, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value
Beginning of Period	$10.47		$9.86		$8.22		$10.00

Income from Investment Operations:
Net investment income (loss)(2)	0.83		0.35		0.09		0.01
Net realized and unrealized gain (loss) on investments	(0.80)		0.91		1.79		(1.79)

Total from investment operations	0.03		1.26		1.88		(1.78)

Redemption Fees	0.00	(3)	0.00	(3)	—		—
Less Distributions:
From net investment income	(0.36)		(0.35)		(0.08)		(0.00	)(3)
From net realized gains	(0.05)		(0.30)		(0.16)		—

Total distributions	(0.41)		(0.65)		(0.24)		(0.00	)(3)

Net Asset Value, End of Period	$10.09		$10.47		$9.86		$8.22

Total return(4)	0.24%		13.04%		22.90%		(17.76	)%(5)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$13,389		$3,489		$938		$99
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.38%		6.11%		13.11%		17.58	%(6)
After expense reimbursement(7)	1.49%		1.49%		1.49%		1.49	%(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	7.09%		(1.19)%		(10.69)%		(15.99	)%(6)
After expense reimbursement(7)	7.98%		3.43%		0.93%		0.10	%(6)
Portfolio turnover rate	74	%(8)	38	%(8)	77	%(8)	N/A	(9)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Portfolio turnover is the annual turnover of The Multi-Disciplinary Portfolio.
(9)	Portfolio turnover is not applicable because The Multi-Disciplinary Portfolio did not hold any long-term securities from inception date through year end.

The accompanying notes are an integral part of these financial statements.

The Multi-Disciplinary Fund
Advisor Class A
For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		February 11, 2008^ through December 31, 2008

$10.44		$9.85		$8.20		$10.00

0.78		0.33		0.06		(0.01)

(0.78)		0.89		1.80		(1.79)

0.00		1.22		1.86		(1.80)

—		—		—		—

(0.34)		(0.33)		(0.05)		(0.00	)(3)
(0.05)		(0.30)		(0.16)		–

(0.39)		(0.63)		(0.21)		(0.00	)(3)

$10.05		$10.44		$9.85		$8.20

(0.01)%		12.64%		22.73%		(17.97	)%(5)

$4,726		$356		$103		$84

2.63%		6.36%		13.36%		17.83	%(6)
1.74%		1.74%		1.74%		1.74	%(6)

6.84%		(1.44)%		(10.94)%		(16.24	)%(6)
7.73%		3.18%		0.68%		(0.15	)%(6)
74	%(8)	38	%(8)	77	%(8)	N/A	(9)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS

Financial Highlights — (Continued)

	The Multi-Disciplinary Fund
	Advisor Class C
	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		February 11, 2008^ through December 31, 2008
PER SHARE DATA:(1)
Net Asset Value
Beginning of Period	$10.40		$9.80		$8.17		$10.00

Income from Investment Operations:
Net investment income (loss)(2)	0.74		0.27		0.02		(0.05)
Net realized and unrealized gain (loss) on investments	(0.78)		0.90		1.78		(1.78)

Total from investment operations	(0.04)		1.17		1.80		(1.83)

Redemption Fees	—		—		—		—
Less Distributions:
From net investment income	(0.31)		(0.27)		(0.01)		(0.00	)(3)
From net realized gains	(0.05)		(0.30)		(0.16)		—

Total distributions	(0.36)		(0.57)		(0.17)		(0.00	)(3)

Net Asset Value, End of Period	$10.00		$10.40		$9.80		$8.17

Total return	(0.49)%		12.13%		22.03%		(18.30	)%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$1,645		$128		$105		$88
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.13%		6.86%		13.86%		18.33	%(5)
After expense reimbursement(6)	2.24%		2.24%		2.24%		2.24	%(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	6.34%		(1.94)%		(11.44)%		16.74	%(5)
After expense reimbursement(6)	7.23%		2.68%		0.18%		0.65	%(5)
Portfolio turnover rate	74	%(7)	38	%(7)	77	%(7)	N/A	(8)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares oustanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover is the annual turnover of The Multi-Disciplinary Portfolio.
(8)	Portfolio turnover is not applicable because The Multi-Disciplinary Portfolio did not hold any long-term securities from inception date through year end.

The accompanying notes are an integral part of these financial statements.

The Multi-Disciplinary Fund
Institutional Class
For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		February 11, 2008^ through December 31, 2008

$10.50		$9.89		$8.23		$10.00

0.85		0.37		0.10		0.02
(0.80)		0.91		1.81		(1.79)

0.05		1.28		1.91		(1.77)

—		—		—		—

(0.38)		(0.37)		(0.09)		(0.00	)(3)
(0.05)		(0.30)		(0.16)		—

(0.43)		(0.67)		(0.25)		(0.00	)(3)

$10.12		$10.50		$9.89		$8.23

0.42%		13.19%		23.25%		(17.65	)%(4)

$3,878		$142		$101		$82

2.33%		6.06%		13.06%		17.53	%(5)
1.29%		1.29%		1.29%		1.29	%(5)

7.14%		(1.14)%		(10.64)%		(15.94	)%(5)
8.18%		3.63%		1.13%		0.30	%(5)
74	%(7)	38	%(7)	77	%(7)	N/A	(8)

KINETICS MUTUAL FUNDS, INC.

Report of Independent Registered

Public Accounting Firm

To the Shareholders of and Board of Directors

Kinetics Mutual Funds, Inc.

Elmsford, New York

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Water Infrastructure Fund and The Multi-Disciplinary Fund, each a series of shares of Kinetics Mutual Funds, Inc. (the “Funds”), as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, except for The Water Infrastructure Fund in which the financial highlights were for each of the four years in the period then ended and the period June 29, 2007 (commencement of operations) through December 31, 2007 and The Multi-Disciplinary Fund in which the financial highlights were for each of the three years in the period then ended and the period February 11, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor were the Funds required to have, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight funds of the Kinetics Mutual Funds, Inc. as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 28, 2012

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2011

The Internet Portfolio

Sector Allocation*	Market Value	Percentage of Total Net Assets
Information	$51,987,508	49.5%
Retail Trade	12,499,153	11.9%
Finance and Insurance	10,106,891	9.6%
Manufacturing	8,420,300	8.0%
Arts, Entertainment, and Recreation	5,622,278	5.4%
Professional, Scientific, and Technical Services	4,132,896	3.9%
Management of Companies and Enterprises	3,649,575	3.5%
Real Estate and Rental and Leasing	2,003,809	1.9%
Administrative and Support and Waste Management and Remediation Services	1,507,549	1.4%
Transportation and Warehousing	1,144,127	1.1%
Educational Services	341,510	0.3%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2011 — (Continued)

The Global Portfolio

Country Allocation*	Market Value	Percentage of Total Net Assets
United States	$950,905	23.1%
Canada	603,247	14.6%
Switzerland	295,246	7.2%
France	278,454	6.8%
Hong Kong	245,510	6.0%
Japan	232,061	5.6%
Bermuda	195,059	4.7%
Cayman Islands	183,088	4.4%
Malaysia	118,675	2.9%
China	118,508	2.9%
Spain	111,663	2.7%
Singapore	93,631	2.3%
United Kingdom	85,539	2.1%
Netherlands	67,579	1.6%
Germany	58,642	1.4%
Brazil	49,755	1.2%
Poland	48,496	1.2%
Hungary	21,519	0.5%
Argentina	20,103	0.5%
Austria	9,836	0.2%
Australia	929	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2011 — (Continued)

The Paradigm Portfolio

Sector Allocation*	Market Value	Percentage of Total Net Assets
Information	$158,438,813	18.8%
Real Estate and Rental and Leasing	122,230,129	14.5%
Finance and Insurance	120,993,323	14.3%
Arts, Entertainment, and Recreation	102,965,833	12.2%
Mining, Quarrying, and Oil and Gas Extraction	92,426,865	10.9%
Retail Trade	89,357,429	10.6%
Management of Companies and Enterprises	75,803,688	9.0%
Manufacturing	23,913,887	2.8%
Transportation and Warehousing	15,822,660	1.9%
Petroleum & Gas	8,434,450	1.0%
Utilities	1,826,261	0.2%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2011 — (Continued)

The Medical Portfolio

Sector Allocation*	Market Value	Percentage of Total Net Assets
Manufacturing	$19,388,758	96.0%
Professional, Scientific, and Technical Services	652,778	3.2%
Finance & Insurance	3,613	0.0%
Health Care and Social Assistance	1,650	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2011 — (Continued)

The Small Cap Opportunities Portfolio

Sector Allocation*	Market Value	Percentage of Total Net Assets
Real Estate and Rental and Leasing	$19,918,095	24.0%
Finance and Insurance	17,852,440	21.7%
Manufacturing	9,302,321	11.2%
Management of Companies and Enterprises	9,065,724	10.9%
Information	7,286,120	8.8%
Petroleum & Gas	6,528,150	7.9%
Mining, Quarrying, and Oil and Gas Extraction	6,157,584	7.4%
Arts, Entertainment, and Recreation	2,526,050	3.0%
Transportation and Warehousing	1,696,517	2.0%
Retail Trade	776,160	0.9%
Transportation Equipment	439,107	0.5%
Accommodation and Food Services	429,000	0.5%
Administrative and Support and Waste Management and Remediation Services	263,782	0.3%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2011 — (Continued)

The Market Opportunities Portfolio

Sector Allocation*	Market Value	Percentage of Total Net Assets
Finance and Insurance	$31,234,005	72.3%
Mining, Quarrying, and Oil and Gas Extraction	3,426,490	7.9%
Management of Companies and Enterprises	1,682,418	3.9%
Arts, Entertainment, and Recreation	1,499,396	3.5%
Retail Trade	1,206,191	2.8%
Real Estate and Rental and Leasing	308,230	0.7%
Information	224,708	0.5%
Utilities	78,003	0.2%
Transportation and Warehousing	45,796	0.1%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2011 — (Continued)

The Water Infrastructure Portfolio

Sector Allocation*	Market Value	Percentage of Total Net Assets
Utilities	$3,855,300	28.8%
Manufacturing	2,259,234	16.9%
Mining, Quarrying, and Oil and Gas Extraction	1,660,000	12.4%
Management of Companies and Enterprises	1,287,800	9.6%
Professional, Scientific, and Technical Services	474,102	3.5%
Administrative and Support and Waste Management and Remediation Services	27,660	0.2%

*	Excludes Short-Term Investments & Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Allocation of Portfolio Assets

December 31, 2011 — (Continued)

The Multi-Disciplinary Portfolio

Sector Allocation*	Market Value	Percentage of Total Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$7,357,778	31.0%
Manufacturing	3,532,575	14.9%
Real Estate and Rental and Leasing	2,211,750	9.3%
Utilities	1,783,000	7.5%
Management of Companies and Enterprises	1,391,200	5.9%
Transportation and Warehousing	1,295,000	5.5%
Health Care and Social Assistance	1,241,762	5.2%
Finance and Insurance	1,110,467	4.7%
Arts, Entertainment, and Recreation	1,066,500	4.5%
Accommodation and Food Services	507,500	2.1%
Administrative and Support and Waste Management and Remediation Services	340,300	1.4%
Professional, Scientific, and Technical Services	97,375	0.4%

*	Excludes Short-Term Investments & Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Internet Portfolio

Portfolio of Investments — December 31, 2011

Identifier	COMMON STOCKS — 95.72%	Shares	Value
	Administrative and Support Services — 1.43%
CTRP	Ctrip.com International Ltd. — ADR*^	6,000	$140,400
EXPE	Expedia, Inc.^	25,160	730,143
IILG	Interval Leisure Group, Inc.*	200	2,722
TRIP	TripAdvisor Inc.*^	25,160	634,284

			1,507,549

	Amusement, Gambling, and Recreation Industries — 1.06%
DIS	The Walt Disney Co.^	29,691	1,113,413

	Broadcasting (except Internet) — 26.74%
CBS	CBS Corporation — Class B	48,340	1,311,948
DISCA	Discovery Communications, Inc. — Class A*^	90,412	3,704,180
LBTYK	Liberty Global, Inc. — Series C*^	100,707	3,979,941
LINTA	Liberty Interactive Corporation — Class A*	174,500	2,829,517
LMCA	Liberty Media Corporation — Liberty Capital — Series A*	109,499	8,546,397
SNI	Scripps Networks Interactive — Class A	65,000	2,757,300
SIRI	Sirius XM Radio, Inc.*^	46,000	83,720
VIAB	Viacom Inc. — Class B	107,440	4,878,850

			28,091,853

	Computer and Electronic Product Manufacturing — 2.71%
AAPL	Apple, Inc.*	5,000	2,025,000
QCOM	QUALCOMM Inc.	15,000	820,500

			2,845,500

	Credit Intermediation and Related Activities — 0.05%
TREE	Tree.com, Inc.*	10,033	56,084

	Data Processing, Hosting and Related Services — 0.13%
CSGP	CoStar Group, Inc.*^	2,000	133,460

	Data Processor — 4.31%
MA	Mastercard, Inc. — Class A	5,620	2,095,248
VRSK	Verisk Analytics, Inc. — Class A*	10,000	401,300
V	Visa, Inc. — Class A^	20,000	2,030,600

			4,527,148

	Defense — 5.31%
CACI	CACI International, Inc. — Class A*^	55,000	3,075,600
MANT	ManTech International Corporation — Class A^	80,000	2,499,200

			5,574,800

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Internet Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Educational Services — 0.33%
EDU	New Oriental Education & Technology Group, Inc. — ADR*	14,200	$341,510

	Gaming — 1.06%
200 HK	Melco International Development Limited*	1,500,000	1,114,387

	Global Exchanges — 2.41%
JSE SJ	JSE Limited	51,000	448,557
8697 JP	Osaka Securities Exchange Co., Ltd.	210	1,205,924
SGX SP	Singapore Exchange Limited	185,000	874,330

			2,528,811

	Holding Company — 0.62%
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*	2,000	5
IEP	Icahn Enterprises LP	18,078	647,193

			647,198

	Motion Picture and Sound Recording Industries — 5.42%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	154,420	2,562,600
TWX	Time Warner, Inc.^	86,666	3,132,109

			5,694,709

	Motor Vehicle and Parts Dealers — 1.08%
AN	AutoNation, Inc.*^	30,890	1,138,914

	Non-Store Retailers — 10.81%
CPRT	Copart, Inc.*^	20,030	959,237
EBAY	eBay, Inc.*	81,290	2,465,526
HSNI	HSN, Inc.	200	7,252
IACI	IAC/InterActiveCorp	60,740	2,587,524
OSTK	Overstock.com, Inc.*^	1,000	7,840
RBA	Ritchie Bros. Auctioneers, Incorporated^	162,000	3,576,960
SOHU	Sohu.com Inc.*^	18,000	900,000
BID	Sotheby’s^	30,000	855,900

			11,360,239

	Other Exchanges — 0.37%
FTIS LI	Financial Technologies (India) Ltd. — GDR	144,000	180,000
URBA/A	Urbana Corporation — Class A*	240,000	209,669

			389,669

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Internet Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Other Information Services — 9.64%
GOOG	Google Inc. — Class A*	9,970	$6,439,623
NTES	NetEase.com Inc. — ADR*	11,320	507,702
SINA	SINA Corporation*^	41,980	2,182,960
YHOO	Yahoo! Inc.*	60,000	967,800
YOKU	Youku.com, Inc. — ADR*^	2,160	33,847

			10,131,932

	Performing Arts, Spectator Sports, and Related Industries — 3.23%
LYV	Live Nation Entertainment, Inc.*	112,724	936,736
MSG	The Madison Square Garden Company — Class A*	85,815	2,457,742

			3,394,478

	Professional, Scientific, and Technical Services — 3.93%
JRJC	China Finance Online Company — ADR*^	10,000	16,200
CTSH	Cognizant Technology Solutions Corporation — Class A*	39,000	2,508,090
ICGE	ICG Group Inc.*	15,000	115,800
INFY	Infosys Technologies Limited — ADR^	27,185	1,396,765
MWW	Monster Worldwide, Inc.*^	2,000	15,860
UNTD	United Online, Inc.	10,000	54,400
WYY	WidePoint Corp.*	39,062	25,781

			4,132,896

	Rental and Leasing Services — 1.09%
CDCO	Comdisco Holding Company, Inc.	194,400	1,146,960

	Satellite Telecommunications — 7.16%
DISH	DISH Network Corp. — Class A	114,200	3,252,416
SATS	EchoStar Corporation — Class A*	143,380	3,002,377
2008 HK	Phoenix Satellite Television Holdings Limited	5,006,000	1,263,328

			7,518,121

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 1.99%
COWN	Cowen Group, Inc. — Class A*^	193,103	500,137
ICE	IntercontinentalExchange Inc.*^	11,670	1,406,819
MKTX	MarketAxess Holdings, Inc.	6,000	180,660

			2,087,616

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Internet Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Special Purpose Entity — 0.00%
ADPAO	Adelphia Contingent Value Vehicle CVV Servies ACC-4 Int*+	250,827	$25
ADPAL	Adelphia Recovery Trust Ser ACC-6 E/F Int*+	4,878,645	0

			25

	Telecommunications — 3.26%
CHU	China Unicom (Hong Kong) Limited — ADR^	107,645	2,274,539
215 HK	Hutchison Telecommunications Hong Kong Holdings Limited	2,300,000	885,458
HTHKY	Hutchison Telecommunications Hong Kong Holdings Limited — ADR^	45,000	254,700
ICTG	ICTC Group Inc.*	149	5,088

			3,419,785

	U.S. Equity Exchanges — 0.49%
NYX	NYSE Euronext	19,830	517,563

	Warehousing and Storage — 1.09%
IRM	Iron Mountain Incorporated	37,147	1,144,127

	TOTAL COMMON STOCKS (cost $80,736,730 )		100,558,747

	ESCROW NOTES — 0.00%	Principal Amount
	Special Purpose Entity — 0.00%
006ESCBG1	Adelphia Communications Corp.*+	$200,000	0
006ESC958	Adelphia Communications Corp. Preferred*+	190,000	0

	TOTAL ESCROW NOTES (cost $0 )		0

	RIGHTS — 0.81%	Shares
	Rental and Leasing Services — 0.81%
CDCOR	Comdisco Holding Company, Inc. Expiration Date: 12/31/2050 Exercise Price: $1.00#	12,240,699	856,849

	TOTAL RIGHTS (cost $2,643,576 )		856,849

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Internet Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	SHORT-TERM INVESTMENTS — 3.11%	Principal Amount	Value
	Commerical Paper — 2.91%
039711749	U.S. Bank N.A. 0.010%, 01/03/2012	$3,059,000	$3,059,000

		Shares
	Money Market Funds — 0.20%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%[b]	208,251	208,251

	TOTAL SHORT-TERM INVESTMENTS (cost $3,267,251)		3,267,251

	INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 32.77%
	Investment Companies — 32.77%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.23%[b]	34,425,845	34,425,845

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $34,425,845)		34,425,845

	TOTAL INVESTMENTS — 132.41% (cost $121,073,402)		$139,108,692

Percentages are stated as a percent of net assets.

* — Non-income producing security.

^ — This security or a portion of this security was out on loan at December 31, 2011. Total loaned securities had a market value of $33,119,016 at December 31, 2011.

# — Contingent value right (contingent upon profitability of company).

+ — Security is considered illiquid and was fair valued. The aggregate value of such securities is $25 or 0.00% of net assets.

b — The rate quoted is the annualized seven-day yield as of December 31, 2011.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	COMMON STOCKS — 91.93%	Shares	Value
	Arts, Entertainment, and Recreation — 0.59%
585 HK	Imagi International Holdings Limited*	1,000,000	$24,335

	Asset Management — 7.59%
JZCP LN	JZ Capital Partners Ltd.	9,000	47,522
OCX CN	Onex Corporation	4,175	135,977
RCP LN	RIT Capital Partners plc	2,000	38,017
806 HK	Value Partners Group Limited	178,000	91,216

			312,732

	Beverage and Tobacco Product Manufacturing — 1.25%
ZWC PW	Grupa Zywiec S.A.	200	29,848
ZWACK HB	Zwack Unicum Nyrt.	400	21,520

			51,368

	Broadcasting (except Internet) — 4.53%
LMCA	Liberty Media Corporation — Liberty Capital — Series A*	2,394	186,852

	Building Material and Garden Equipment and Supplies Dealers — 0.05%
OSH	Orchard Supply Hardware Stores Corporation — Class A*+	132	2,226

	Chemical Manufacturing — 1.64%
LYB	LyondellBasell Industries NV — Class A	2,080	67,579

	Commercial Banking — 0.45%
BHW PW	Bank Handlowy w Warszawie S.A.	500	9,838
MIL PW	Bank Millennium S.A.	8,000	8,810

			18,648

	Construction of Buildings — 1.87%
BRP	Brookfield Residential Properties Inc.*^	9,865	77,046

	Credit Intermediation and Related Activities — 1.45%
MFG	Mizuho Financial Group, Inc. — ADR	10,620	28,462
SMFG	Sumitomo Mitsui Financial Group, Inc. — ADR	5,685	31,324

			59,786

	Crop Production — 0.49%
CRESY	Cresud S.A.C.I.F.y A. — ADR	1,765	20,103

	European Exchanges — 2.05%
BME SM	Bolsas y Mercados Espanoles	3,130	84,261

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Food Manufacturing — 1.67%
BARN SW	Barry Callebaut AG*	70	$68,971

	Funds, Trusts, and Other Financial Vehicles — 0.91%
AIM CN	Groupe Aeroplan, Inc.	3,215	37,680

	Gaming — 7.00%
GENT MK	Genting Berhad	34,200	118,675
WYNN	Wynn Resorts Limited^	1,535	169,602

			288,277

	General Merchandise Stores — 2.26%
SHLD	Sears Holdings Corporation*^	2,925	92,957

	Global Exchanges — 5.39%
BVMF3 BZ	BM&FBOVESPA SA	9,470	49,755
8697 JP	Osaka Securities Exchange Co., Ltd.	30	172,275

			222,030

	Holding Company — 11.35%
BOL FP	Bollore	375	73,530
IEP	Icahn Enterprises LP	1,895	67,841
JS SP	Jardine Strategic Holdings Limited	6,170	170,724
LUK	Leucadia National Corporation^	6,845	155,655

			467,750

	Insurance Carriers and Related Activities — 4.44%
GLRE	Greenlight Capital Re, Ltd. — Class A*^	7,735	183,087

	Machinery Manufacturing — 0.62%
KWG GR	KHD Humboldt Wedag International AG*	3,978	25,743

	Merchant Wholesalers, Durable Goods — 9.50%
CFR VX	Compagnie Financiere Richemont SA	3,910	197,769
DIA SM	Distribuidora International de Alimentacion SA*	1,500	6,785
MC FP	LVMH Moet Hennessy Louis Vuitton SA	1,320	186,899

			391,453

	Mining (except Oil and Gas) — 2.97%
ELT AU	Elementos Limited*	9,081	929
FNV	Franco-Nevada Corporation^	3,185	121,253

			122,182

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Oil and Gas Extraction — 6.23%
CLR	Continental Resources, Inc.*^	1,050	$70,045
MAU FP	Establissements Maurel et Prom	1,000	15,220
MPNG FP	Maurel et Prom Nigeria*	1,000	2,524
POU CN	Paramount Resources Ltd. — Class A*	1,410	58,822
SBE CN	SilverBirch Energy Corp.*	7,300	41,704
TOU CN	Tourmaline Oil Corp.*	2,615	68,356

			256,671

	Pharmaceutical and Medicine Manufacturing — 0.80%
MRK GR	Merck KGaA	330	32,900

	Professional, Scientific, and Technical Services — 0.93%
BSLN SW	Basilea Pharmaceutica AG*	750	28,505
ICLL AV	Intercell AG*	4,000	9,837

			38,342

	Publishing Industries (except Internet) — 0.50%
PRS SM	Promotora de Informaciones S.A.*	18,310	20,617

	Real Estate — 12.52%
BRE CN	Brookfield Real Estate Services, Inc.	5,050	62,409
CIT SP	City Developments Limited	10,715	73,524
FCE/A	Forest City Enterprises, Inc. — Class A*^	17,405	205,727
823 HK	The Link REIT	41,900	154,294
UOL SP	UOL Group Limited	6,520	20,107

			516,061

	Support Activities for Transportation — 2.88%
694 HK	Beijing Capital International Airport Company Limited — Class H	236,000	118,507

	TOTAL COMMON STOCKS (cost $4,161,864 )		3,788,164

	PREFERRED STOCKS — 0.00%
	Building Material and Garden Equipment and Supplies Dealers — 0.00%
685691503	Orchard Supply Hardware Stores Corporation — Series A*+	132	0

	TOTAL PREFERRED STOCKS (cost $0)		0

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	WARRANTS — 0.01%	Shares	Value
	Oil and Gas and Consumable Fuels — 0.01%
B4PM666	Maurel Et Prom Cw14 Expiration Date: 6/30/2014 Exercise Price: $14.20*	1,000	$281

	TOTAL WARRANTS (cost $0)		281

	SHORT-TERM INVESTMENTS —10.14%	Principal Amount
	Commerical Paper — 5.07%
039711750	U.S. Bank N.A. 0.010%, 01/03/2012	$209,000	209,000

		Shares
	Money Market Funds — 5.07%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%[b]	209,000	209,000

	TOTAL SHORT-TERM INVESTMENTS (cost $418,000)		418,000

	INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 18.21%
	Investment Companies — 18.21%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.23%[b]	750,338	750,338

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $750,338)		750,338

	TOTAL INVESTMENTS — 120.29% (cost $5,330,202)		$4,956,783

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Global Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Percentages are stated as a percent of net assets.

* — Non-income producing security.

^ — This security or a portion of this security was out on loan at December 31, 2011. Total loaned securities had a market value of $711,424 at December 31, 2011.

+ — Security is considered illiquid and was fair valued. The aggregate value of such securities is $2,226 or 0.05% of net assets.

b — The rate quoted is the annualized seven-day yield as of December 31, 2011.

ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	COMMON STOCKS — 95.68%	Shares	Value
	Asset Management — 5.63%
BAM	Brookfield Asset Management Inc. — Class A	1,524,990	$41,906,725
DDEJF	Dundee Corporation — Class A*	300	6,960
OCX CN	Onex Corporation	113,500	3,696,618
806 HK	Value Partners Group Limited	3,713,000	1,902,730

			47,513,033

	Beverage and Tobacco Product Manufacturing — 0.01%
BF/A	Brown-Forman Corporation — Class A	300	23,781
PM	Philip Morris International, Inc.	750	58,860

			82,641

	Broadcasting (except Internet) — 12.65%
CBS	CBS Corporation — Class B	573,720	15,570,761
DISCA	Discovery Communications, Inc. — Class A*^	389,623	15,962,854
LINTA	Liberty Interactive Corporation — Class A*	1,132,192	18,358,493
LMCA	Liberty Media Corporation — Liberty Capital — Series A*	581,444	45,381,704
SNI	Scripps Networks Interactive — Class A	69,973	2,968,255
VIAB	Viacom Inc. — Class B	188,499	8,559,739

			106,801,806

	Building Material and Garden Equipment and Supplies Dealers — 0.05%
OSH	Orchard Supply Hardware Stores Corporation — Class A*+	23,155	390,167

	Chemical Manufacturing — 1.55%
SIAL	Sigma-Aldrich Corp.^	209,815	13,105,045

	Clothing and Clothing Accessories Stores — 0.05%
LTD	Limited Brands, Inc.^	9,600	387,360

	Credit Intermediation and Related Activities — 0.00%
UCBHQ	UCBH Holdings, Inc.*^+	112,751	564

	Gaming — 10.07%
LVS	Las Vegas Sands Corp.*	1,055,811	45,114,804
MGM	MGM Resorts International*	557,661	5,816,404
WYNN	Wynn Resorts Limited^	308,695	34,107,711

			85,038,919

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	General Merchandise Stores — 3.46%
JCP	J.C. Penney Company, Inc.^	301,490	$10,597,374
SCC CN	Sears Canada Inc.*	306,219	3,138,087
SHLD	Sears Holdings Corporation*^	488,300	15,518,174

			29,253,635

	Global Exchanges — 2.97%
JSE SJ	JSE Limited	448,000	3,940,267
8697 JP	Osaka Securities Exchange Co., Ltd.	3,680	21,132,389

			25,072,656

	Holding Company — 7.71%
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*	23,520	61
IEP	Icahn Enterprises LP	473,319	16,944,820
JS SP	Jardine Strategic Holdings Limited	64,800	1,793,016
LUK	Leucadia National Corporation^	2,040,631	46,403,949

			65,141,846

	Insurance Carriers and Related Activities — 1.12%
MKL	Markel Corporation*	22,732	9,426,279

	Machinery Manufacturing — 0.02%
CFX	Colfax Corporation*^	5,700	162,336

	Manufactured Brands — 1.25%
JAH	Jarden Corporation^	353,543	10,563,865

	Mining (except Oil and Gas) — 3.02%
FNV	Franco-Nevada Corporation	670,252	25,516,494

	Motion Picture and Sound Recording Industries — 3.73%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	1,897,660	31,491,668

	Motor Vehicle and Parts Dealers — 7.02%
AN	AutoNation, Inc.*^	1,104,230	40,712,960
AZO	AutoZone, Inc.*	57,277	18,613,307

			59,326,267

	Oil and Gas — 1.00%
TPL	Texas Pacific Land Trust	210,598	8,434,450

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Oil and Gas Extraction — 7.92%
CNQ	Canadian Natural Resources Ltd.^	500,000	$18,685,000
CLR	Continental Resources, Inc.*^	407,990	27,217,013
TOU CN	Tourmaline Oil Corp.*	803,690	21,008,358

			66,910,371

	Other Exchanges — 0.04%
URB/A CN	Urbana Corporation — Class A*	398,178	347,856

	Other Information Services — 0.00%
GOOG	Google Inc. — Class A*	30	19,377

	Performing Arts, Spectator Sports, and Related Industries — 2.12%
LYV	Live Nation Entertainment, Inc.*^	2,157,270	17,926,913

	Real Estate — 13.91%
ALX	Alexander’s, Inc. — REIT^	5,091	1,883,823
1 HK	Cheung Kong (Holdings) Limited	700,240	8,330,824
ELS	Equity Lifestyle Properties, Inc. — REIT^	416,870	27,801,060
FCE/A	Forest City Enterprises, Inc. — Class A*^	1,614,842	19,087,433
10 HK	Hang Lung Group Limited	1,176,000	6,442,819
12 HK	Henderson Land Development Company Limited	2,314,000	11,500,579
HHC	The Howard Hughes Corporation*	776,580	34,301,539
VNO	Vornado Realty Trust — REIT^	105,869	8,137,091

			117,485,168

	Rental and Leasing Services — 0.08%
AL	Air Lease Corporation*^	29,100	689,961

	Satellite Telecommunications — 3.64%
DISH	DISH Network Corp. — Class A	706,670	20,125,962
SATS	EchoStar Corporation — Class A*	508,232	10,642,378
LORL	Loral Space & Communications Inc.*	300	19,464

			30,787,804

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 4.57%
CBOE	CBOE Holdings Inc.^	1,493,926	38,632,926

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Support Activities for Transportation — 1.87%
694 HK	Beijing Capital International Airport Company Limited — Class H	27,459,000	$13,788,543
357 HK	Hainan Meilan International Airport Company Limited — Class H	2,578,720	1,759,742
107 HK	Sichuan Expressway Co. Limited — Class H	683,000	274,375

			15,822,660

	Utilities — 0.22%
BIP	Brookfield Infrastructure Partners LP^	65,930	1,826,261

	TOTAL COMMON STOCKS (cost $888,050,606)		808,158,328

	PREFERRED STOCKS — 0.00%
	Building Material and Garden Equipment and Supplies Dealers — 0.00%
685691503	Orchard Supply Hardware Stores Corporation — Series A*+	23,155	0

	TOTAL PREFERRED STOCKS (cost $0)		0

	CONVERTIBLE BONDS — 0.48%	Principal Amount
	Real Estate — 0.48%
345550AK3	Forest City Enterprises, Inc. 3.625%, 10/15/2014	$4,000,000	4,055,000

	TOTAL CONVERTIBLE BONDS (cost $3,344,965 )		4,055,000

	CORPORATE BONDS — 0.00%
	Credit Intermediation and Related Activities — 0.00%
317928AA7	FINOVA Group, Inc.
	7.500%, 11/15/2009, Acquired 10/19/2006-3/29/2007 at $7,902,157 (Default Effective
	4/29/2005)*+	9,503,880	10

	TOTAL CORPORATE BONDS (cost $7,341,784 )		10

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Paradigm Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	SHORT-TERM INVESTMENTS —3.06%	Principal Amount	Value
	Commerical Paper — 2.74%
039711750	U.S. Bank N.A. 0.010%, 01/03/2012	$23,116,000	$23,116,000

		Shares
	Money Market Funds — 0.32%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%[b]	2,737,242	2,737,242

	TOTAL SHORT-TERM INVESTMENTS (cost $25,853,242)		25,853,242

	INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 28.76%
	Investment Companies — 28.76%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.23%[b]	242,874,993	242,874,993

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $242,874,993)		242,874,993

	TOTAL INVESTMENTS — 127.98% (cost $1,167,465,590)		$1,080,941,573

Percentages are stated as a percent of net assets.

*  — Non-income producing security.

^ — This security or a portion of this security was out on loan at December 31, 2011. Total loaned securities had a market value of $232,636,732 at December 31, 2011.

+ — Security is considered illiquid and was fair valued. The aggregate value of such securities is $390,741 or 0.05% of net assets.

b — The rate quoted is the annualized seven-day yield as of December 31, 2011.

REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Medical Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	COMMON STOCKS — 99.10%	Shares	Value
	Ambulatory Health Care Services — 0.01%
AVXT	AVAX Technologies, Inc.*	50,000	$1,650

	Chemical Manufacturing — 2.16%
AGEN	Agenus, Inc.*	148	296
ALKS	Alkermes PLC*^	25,000	434,000
APHB	Ampliphi Biosciences Corp.*	1,000	107
MMRF	MMRGlobal Inc.*	43,000	1,836

			436,239

	Computer and Electronic Product Manufacturing — 0.02%
TGX	Theragenics Corporation*	2,000	3,360

	Pharmaceutical and Biotechnology — 91.02%
ABT	Abbott Laboratories	21,000	1,180,830
ATLN VX	Actelion Ltd.*	11,000	377,675
AEZS	AEterna Zentaris Inc.*^	102,500	157,850
ARNA	Arena Pharmaceuticals, Inc.*^	45,000	84,150
ATB CN	Atrium Innovations Inc.*^	4,884	56,954
BIIB	Biogen Idec, Inc.*	15,250	1,678,263
BPAX	BioSante Pharmaceuticals, Inc.*^	13,476	6,766
BMY	Bristol-Myers Squibb Company^	37,000	1,303,880
CLDX	Celldex Therapeutics Inc.*	26,294	68,364
1093 HK	China Pharmaceutical Group Limited	1,640,000	361,085
CBST	Cubist Pharmaceuticals, Inc.*^	29,000	1,148,980
DNDN	Dendreon Corporation*^	29,000	220,400
LLY	Eli Lilly & Company	30,000	1,246,800
EPCT	EpiCept Corporation*^	680	238
GSK	GlaxoSmithKline plc - ADR^	24,673	1,125,829
HGSI	Human Genome Sciences, Inc.*^	21,000	155,190
IMGN	ImmunoGen, Inc.*^	14,000	162,120
ISIS	Isis Pharmaceuticals, Inc.*^	29,000	209,090
ISA CN	Isotechnika Pharma Inc.*	40,000	4,712
JNJ	Johnson & Johnson^	19,000	1,246,020
LIFE	Life Technologies Corporation*^	30,000	1,167,300
MAXY	Maxygen, Inc.*	41,000	230,830
MRK	Merck & Co., Inc.	11,000	414,700
MYRX	Myrexis Inc.*	74,000	198,320
COX FP	NicOx SA*	41,535	54,563
NVS	Novartis AG — ADR^	23,000	1,314,910

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Medical Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Pharmaceutical and Biotechnology — (Continued)
ONTY	Oncothyreon, Inc.*^	28,333	$214,764
PTIE	Pain Therapeutics, Inc.*^	38,000	144,400
PFE	Pfizer, Inc.	46,000	995,440
PGNX	Progenics Pharmaceuticals, Inc.*^	65,200	556,808
SNY	Sanofi-Aventis — ADR	29,000	1,059,660
SCR	Simcere Pharmaceutical Group — ADR*^	48,000	451,200
TELK	Telik, Incorporated Inc.*^	116,000	19,720
VICL	Vical Incorporated*^	82,500	363,825
VPHM	ViroPharma Incorporated*^	15,000	410,850

			18,392,486

	Pharmaceutical and Medicine Manufacturing — 2.66%
4508 JP	Mitsubishi Tanabe Pharma Corporation	34,000	538,028

	Professional, Scientific, and Technical Services — 3.23%
AFFX	Affymetrix, Inc.*^	104,000	425,360
AMRI	Albany Molecular Research, Inc.*^	56,000	164,080
CDXS	Codexis, Inc.*	5,611	29,738
PACB	Pacific Biosciences of California Inc.*	12,000	33,600

			652,778

	TOTAL COMMON STOCKS (cost $22,076,221 )		20,024,541

	ESCROW NOTES — 0.00%	Principal Amount
	Special Purpose Entity — 0.00%
053ESC992	Avigen Inc. Escrow*+	$51,000	0

	TOTAL ESCROW NOTES (cost $0 )		0

	RIGHTS — 0.11%	Shares
	Funds, Trusts, and Other Financial Vehicles — 0.02%
LGNYZ	Ligand Pharmaceuticals Incorporated General Contingent Value Right*	44,000	1,188
LGNXZ	Ligand Pharmaceuticals Incorporated Glucagon Contingent Value Right*	44,000	660
LGNDZ	Ligand Pharmaceuticals Incorporated Roche Contingent Value Right*	44,000	1,135

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Medical Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Funds, Trusts, and Other Financial Vehicles — (Continued)
LGNZZ	Ligand Pharmaceuticals Incorporated TR Beta Contingent Value Right*	44,000	$629

			3,612

	Pharmaceutical and Biotechnology — 0.09%
80105N113	Sanofi Contingent Value Right*	15,538	18,646

	TOTAL RIGHTS (cost $0 )		22,258

	SHORT-TERM INVESTMENTS — 0.93%	Principal Amount
	Commerical Paper — 0.93%
039711750	U.S. Bank N.A.
	0.010%, 01/03/2012	$188,000	188,000

		Shares
	Money Market Funds — 0.00%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%[b]	580	580

	TOTAL SHORT-TERM INVESTMENTS (cost $188,580 )		188,580

	INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 43.02%
	Investment Companies — 43.02%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.23%[b]	8,692,682	8,692,682

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $8,692,682)		8,692,682

	TOTAL INVESTMENTS — 143.16% (cost $30,957,483)		$28,928,061

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Medical Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Percentages are stated as a percent of net assets.

* — Non-income producing security.

^ — This security or a portion of this security was out on loan at December 31, 2011. Total loaned securities had a market value of $8,226,952 at December 31, 2011.

+ — Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.

b — The rate quoted is the annualized seven-day yield as of December 31, 2011.

ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Small Cap Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	COMMON STOCKS — 98.58%	Shares	Value

	Accommodation — 0.52%
VAC	Marriott Vacations Worldwide Corporation*^	25,000	$429,000

	Asset Management — 16.69%
BNBMF	BAM Investments Ltd.*	99,000	1,321,134
CNS	Cohen & Steers, Inc.^	44,023	1,272,265
DDEJF	Dundee Corporation — Class A*	44,800	1,039,360
53 HK	Guoco Group Limited	90,000	837,239
JZCP LN	JZ Capital Partners Ltd.	88,000	464,654
OCX CN	Onex Corporation	24,860	809,673
RCP LN	RIT Capital Partners plc	66,000	1,254,566
SII CN	Sprott, Inc.	1,680	9,548
806 HK	Value Partners Group Limited	4,265,000	2,185,603
WETF	WisdomTree Investments, Inc.*	771,080	4,665,034

			13,859,076

	Automobile and Other Motor Vehicle Merchant Wholesalers — 0.53%
VTU LN	Vertu Motors PLC	975,000	439,107

	Chemical Manufacturing — 2.07%
IPAR	Inter Parfums, Inc.	110,200	1,714,712

	Commercial Banking — 0.40%
BLBD LI	BLOM Bank s.a.l. — GDR	45,000	328,950

	Construction of Buildings — 1.54%
BRP	Brookfield Residential Properties Inc.*^	163,441	1,276,474

	Credit Intermediation and Related Activities — 1.35%
BOKF	BOK Financial Corporation^	11,600	637,188
RBCAA	Republic Bancorp, Inc. — Class A	21,000	480,900

			1,118,088

	Gaming — 0.13%
200 HK	Melco International Development Limited*	150,000	111,439

	Holding Company — 9.81%
IEP	Icahn Enterprises LP	227,498	8,144,428

	Insurance Carriers and Related Activities — 2.03%
GLRE	Greenlight Capital Re, Ltd. — Class A*^	71,105	1,683,055

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Small Cap Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value

	Machinery Manufacturing — 1.12%
CFX	Colfax Corporation*^	32,600	$928,448

	Manufactured Brands — 6.63%
JAH	Jarden Corporation^	184,310	5,507,183

	Mining (except Oil and Gas) — 4.81%
IMN CN	Inmet Mining Corporation	53,390	3,432,682
UXG	U.S. Gold Corporation*^	168,000	564,480

			3,997,162

	Miscellaneous Manufacturing — 1.39%
MOV	Movado Group, Inc.	63,400	1,151,978

	Motion Picture and Sound Recording Industries — 5.98%
ASCMA	Ascent Capital Group LLC — Class A*	31,600	1,602,752
DWA	DreamWorks Animation SKG, Inc. — Class A*^	202,394	3,358,729

			4,961,481

	Motor Vehicle and Parts Dealers — 0.93%
PAG	Penske Automotive Group, Inc.^	40,320	776,160

	Oil and Gas — 7.86%
TPL	Texas Pacific Land Trust^	163,000	6,528,150

	Oil and Gas Extraction — 2.60%
SEMUF	Siem Industries Inc.*	29,342	1,760,520
SBE CN	SilverBirch Energy Corp.*	70,000	399,902

			2,160,422

	Other Exchanges — 0.51%
URB/A CN	Urbana Corporation — Class A*	481,071	420,273

	Performing Arts, Spectator Sports, and Related Industries —2.91%
LYV	Live Nation Entertainment, Inc.*^	290,567	2,414,612

	Publishing Industries (except Internet) — 2.74%
JW/A	John Wiley & Sons, Inc. — Class A	22,000	976,800
PRIS/B US	Promotora de Informaciones S.A. — Class B — ADR	251,600	1,217,744
VALU	Value Line, Inc.^	7,615	78,282

			2,272,826

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Small Cap Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value

	Real Estate — 17.43%
ALX	Alexander’s, Inc. — REIT^	1,635	$604,999
BLMC	Biloxi Marsh Lands Corporation	100	990
ELS	Equity Lifestyle Properties, Inc. — REIT^	75,350	5,025,092
HHC	The Howard Hughes Corporation*^	136,253	6,018,295
KEWL	Keweenaw Land Association Ltd.*	380	28,500
FUR	Winthrop Realty Trust — REIT	275,073	2,797,492

			14,475,368

	Rental and Leasing Services — 4.54%
AL	Air Lease Corporation*^	157,200	3,727,212
CDCO	Comdisco Holding Company, Inc.*	7,560	44,604

			3,771,816

	Satellite Telecommunications — 1.11%
LORL	Loral Space & Communications Inc.*^	14,200	921,296

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 0.53%
CBOE	CBOE Holdings Inc.^	16,990	439,362
RHJI BB	RHJ International*	800	3,634

			442,996

	Support Activities for Transportation — 2.04%
357 HK	Hainan Meilan International Airport Company Limited — Class H	2,084,000	1,422,141
107 HK	Sichuan Expressway Co. Limited — Class H	683,000	274,375

			1,696,516

	Telecommunications — 0.06%
CIBY	CIBL, Inc.	18	11,430
ICTG	ICTC Group Inc.*	208	7,103
LICT	Lynch Interactive Corporation*	16	33,280

			51,813

	Waste Management and Remediation Services — 0.32%
SWSH	Swisher Hygiene, Inc.*^	70,530	263,782

	TOTAL COMMON STOCKS (cost $82,108,751)		81,846,611

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Small Cap Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	CORPORATE BONDS — 0.00%	Principal Amount	Value

	Credit Intermediation and Related Activities — 0.00%
317928AA7	FINOVA Group, Inc. 7.500%, 11/15/2009, Acquired 10/19/2006-5/17/2007 at $741,082 (Default Effective 4/29/2005)*+	$2,783,965	$3

	TOTAL CORPORATE BONDS (cost $1,232,811)		3

	RIGHTS — 0.47%	Shares
	Rental and Leasing Services — 0.47%
200334118	Comdisco Holding Company, Inc. Expiration Date: 12/31/2050 Exercise Price: $1.00#*	5,634,807	394,436

	TOTAL RIGHTS (cost $1,296,169)		394,436

	SHORT-TERM INVESTMENTS — 0.58%	Principal Amount
	Commerical Paper — 0.43%
039711749	U.S. Bank N.A.
	0.010%, 01/03/2012	$358,000	358,000

		Shares

	Money Market Funds — 0.15%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%[b]	127,310	127,310

	TOTAL SHORT-TERM INVESTMENTS (cost $485,310)		485,310

	INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 23.64%
	Investment Companies — 23.64%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.23%[b]	19,628,174	19,628,174

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $19,628,174)		19,628,174

	TOTAL INVESTMENTS — 123.27% (cost $104,751,215)		$102,354,534

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Small Cap Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Percentages are stated as a percent of net assets.

* — Non-income producing security.

^ — This security or a portion of this security was out on loan at December 31, 2011. Total loaned securities had a market value of $19,007,809 at December 31, 2011.

+ — Security is considered illiquid and was fair valued. The aggregate value of such securities is $3 or 0.00% of net assets.

b — The rate quoted is the annualized seven-day yield as of December 31, 2011.

# — Contingent value right (contingent upon profitability of company).

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Market Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	COMMON STOCKS — 91.79%	Shares	Value

	Asset Management — 27.51%
BNBMF	BAM Investments Ltd.*	31,090	$414,889
BAM	Brookfield Asset Management Inc. — Class A	71,540	1,965,919
CNS	Cohen & Steers, Inc.^	45,822	1,324,256
DDEJF	Dundee Corporation — Class A*	2,300	53,360
EV	Eaton Vance Corp.^	17,500	413,700
JZCP LN	JZ Capital Partners Ltd.	44,440	234,650
OCX CN	Onex Corporation	26,790	872,532
RCP LN	RIT Capital Partners plc	14,970	284,558
SII CN	Sprott, Inc.	43,155	245,269
TROW	T. Rowe Price Group, Inc.^	3,490	198,755
BX	The Blackstone Group LP^	68,399	958,270
806 HK	Value Partners Group Limited	1,712,000	877,316
WETF	WisdomTree Investments, Inc.*^	669,007	4,047,492

			11,890,966

	Credit Intermediation and Related Activities — 0.50%
BBCN	BBCN Bancorp, Inc.*^	6,164	58,250
CATY	Cathay General Bancorp^	3,237	48,328
EWBC	East West Bancorp, Inc.	3,204	63,279
RBCAA	Republic Bancorp, Inc. — Class A^	2,000	45,800
UCBHQ	UCBH Holdings, Inc.*+	6,803	34

			215,691

	Data Processor — 6.92%
FISV	Fiserv, Inc.*	3,606	211,817
MA	Mastercard, Inc. — Class A	4,555	1,698,195
V	Visa, Inc. — Class A^	10,650	1,081,295

			2,991,307

	European Exchanges — 1.18%
DB1 GR	Deutsche Boerse AG	9,150	510,643

	Gaming — 3.47%
LVS	Las Vegas Sands Corp.*	35,090	1,499,396

	Global Exchanges — 7.15%
JSE SJ	JSE Limited	124,500	1,095,007
8697 JP	Osaka Securities Exchange Co., Ltd.	150	861,375
SGX SP	Singapore Exchange Limited	240,000	1,134,266

			3,090,648

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Market Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value

	Holding Company — 3.89%
BRK/A	Berkshire Hathaway Inc. — Class A*	6	$688,530
IEP	Icahn Enterprises LP	27,000	966,600
LUK	Leucadia National Corporation^	1,200	27,288

			1,682,418

	Insurance Carriers and Related Activities — 2.46%
FFH CN	Fairfax Financial Holdings Limited	260	111,531
GLRE	Greenlight Capital Re, Ltd. — Class A*^	1,200	28,404
MKL	Markel Corporation*^	523	216,873
PWF CN	Power Financial Corporation	28,200	706,972

			1,063,780

	Mining (except Oil and Gas) — 7.93%
FNV	Franco-Nevada Corporation	90,005	3,426,490

	Non-Store Retailers — 2.79%
BID	Sotheby’s^	42,278	1,206,191

	Other Exchanges — 1.71%
FTIS LI	Financial Technologies (India) Ltd. — GDR	96,180	120,225
IMAREX NO	IMAREX ASA*	1,850	5,320
NZX NZ	NZX Ltd.	170,954	300,739
URB/A CN	Urbana Corporation — Class A*	356,004	311,012

			737,296

	Rental and Leasing Services — 0.71%
AL	Air Lease Corporation*^	13,000	308,230

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 23.09%
CBOE	CBOE Holdings Inc.^	162,471	4,201,500
CME	CME Group, Inc.	6,828	1,663,779
ICE	IntercontinentalExchange Inc.*^	23,847	2,874,756
IVZ	Invesco Limited	16,415	329,777
JEF	Jefferies Group, Inc.^	54,730	752,538
LSE LN	London Stock Exchange Group plc	12,800	158,032

			9,980,382

	Support Activities for Transportation — 0.11%
107 HK	Sichuan Expressway Co. Limited — Class H	114,000	45,796

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Market Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Shares	Value
	Telecommunications — 0.03%
IRDM	Iridium Communications, Inc.*^	1,672	$12,891

	U.S. Equity Exchanges — 2.16%
NYX	NYSE Euronext^	28,720	749,592
NDAQ	The NASDAQ OMX Group, Inc.*	7,500	183,825

			933,417

	Utilities — 0.18%
BIP	Brookfield Infrastructure Partners LP	2,816	78,003

	TOTAL COMMON STOCKS (cost $38,019,609)		39,673,545

	EXCHANGE TRADED NOTES — 0.06%
	Credit Intermediation and Related Activities — 0.06%
XIV	VelocityShares Daily Inverse VIX Short-Term ETN*	3,800	24,738

	TOTAL EXCHANGE TRADED NOTES (cost $21,443)		24,738

	MUTUAL FUNDS — 0.02%
	Funds, Trusts, and Other Financial Vehicles — 0.02%
PFN	PIMCO Income Strategy Fund II	760	6,954

	TOTAL MUTUAL FUNDS (cost $6,726 )		6,954

	SHORT-TERM INVESTMENTS — 8.01%	Principal Amount
	Commerical Paper — 4.98%
039711750	U.S. Bank N.A.
	0.010%, 01/03/2012	$2,153,000	2,153,000

		Shares

	Money Market Funds — 3.03%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%[b]	1,310,181	1,310,181

	TOTAL SHORT-TERM INVESTMENTS (cost $3,463,181)		3,463,181

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Market Opportunities Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 29.63%	Shares	Value
Investment Companies — 29.63%
Mount Vernon Securities Lending Trust — Prime Portfolio, 0.23%[b]	12,803,608	$12,803,608

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $12,803,608)		12,803,608

TOTAL INVESTMENTS — 129.51% (cost $54,314,567)		$55,972,026

Percentages are stated as a percent of net assets.

* — Non-income producing security.

^ — This security or a portion of this security was out on loan at December 31, 2011. Total loaned securities had a market value of $12,252,215 at December 31, 2011.

+ — Security is considered illiquid and was fair valued. The aggregate value of such securities is $34 or 0.00% of net assets.

b — The rate quoted is the annualized seven-day yield as of December 31, 2011.

GDR — Global Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Water Infrastructure Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	COMMON STOCKS — 13.81%	Shares	Value
	Administrative and Support Services — 0.21%
TRIT	Tri-Tech Holding Inc.*^	6,000	$27,660

	Machinery Manufacturing — 1.50%
ARF CN	Armtec Infrastructure, Inc.	12,650	25,455
ERII	Energy Recovery Inc.*^	51,108	131,859
ESE	ESCO Technologies, Inc.	1,500	43,170

			200,484

	Professional, Scientific, and Technical Services — 3.54%
TTEK	Tetra Tech, Inc.*^	19,194	414,398
URS	URS Corporation*	1,700	59,704

			474,102

	Utilities — 8.56%
BEP-U CN	Brookfield Renewable Energy Partners LP	11,250	299,926
CDZI	Cadiz Inc.*^	40,000	385,200
CWCO	Consolidated Water Co., Ltd.^	27,875	239,168
PICO	PICO Holdings, Inc.*	1,600	32,928
UU/ LN	United Utilities Group PLC	20,000	188,222

			1,145,444

	TOTAL COMMON STOCKS (cost $2,312,132 )		1,847,690

	CONVERTIBLE BONDS — 22.03%	Principal Amount
	Holding Company — 9.62%
451102AB3	Icahn Enterprises LP 4.000%, 08/15/2013#	$1,370,000	1,287,800

	Oil and Gas Extraction — 12.41%
165167CB1	Chesapeake Energy Corp. 2.250%, 12/15/2038#	2,000,000	1,660,000

	TOTAL CONVERTIBLE BONDS (cost $2,931,282)		2,947,800

	CORPORATE BONDS — 35.63%
	Fabricated Metal Product Manufacturing — 15.39%
624758AB4	Mueller Water Products, Inc. 7.375%, 06/01/2017#	2,250,000	2,058,750

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Water Infrastructure Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Principal Amount	Value
	Utilities — 20.24%
7595554	Veolia Environnement SA 4.875%, 05/28/2013#	$2,000,000	$2,708,176

	TOTAL CORPORATE BONDS (cost $4,996,778)		4,766,926

	WARRANTS — 0.01%	Shares
	Utilities — 0.01%
CHC/WS	China Hydroelectric Corporation
	Expiration Date: 1/25/2014 Exercise Price: $15.00*	40,000	1,680

	TOTAL WARRANTS (cost $48,000)		1,680

	SHORT-TERM INVESTMENTS — 5.53%	Principal Amount
	Commerical Paper — 1.78%
039711750	U.S. Bank N.A. 0.010%, 01/03/2012	$239,000	239,000

		Shares
	Money Market Funds — 3.75%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%[b]	501,000	501,000

	TOTAL SHORT-TERM INVESTMENTS (cost $740,000)		740,000

	INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 6.74%
	Investment Companies — 6.74%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.23%[b]	901,049	901,049

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $901,049)		901,049

	TOTAL INVESTMENTS — 83.75% (cost $11,929,241)		$11,205,145

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Water Infrastructure Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Percentages are stated as a percent of net assets.

* — Non-income producing security.

^ — This security or a portion of this security was out on loan at December 31, 2011. Total loaned securities had a market value of $843,279 at December 31, 2011.

# — All or a portion of the shares have been committed as collateral for written option contracts.

b — The rate quoted is the annualized seven-day yield as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	COMMON STOCKS — 0.07%	Shares	Value
	Chemical Manufacturing — 0.01%
CCJ	Cameco Corp.	100	$1,805

	Credit Intermediation and Related Activities — 0.06%
BAC	Bank of America Corp.	2,600	14,456

	TOTAL COMMON STOCKS (cost $28,966)		16,261

	CONVERTIBLE BONDS — 51.57%	Principal Amount
	Computer and Electronic Product Manufacturing — 5.07%
502413AW7	L-3 Communications Holdings, Inc. 3.000%, 08/01/2035#	$1,250,000	1,203,125

	Holding Company — 5.86%
451102AB3	Icahn Enterprises LP 4.000%, 08/15/2013#	1,480,000	1,391,200

	Mining (except Oil and Gas) — 5.40%
608753AB5	Molycorp Inc.
	3.250%, 06/15/2016, Acquired 11/15/2011 –11/18/2011 at $1,390,338^#¦	1,500,000	1,282,500

	Nonmetallic Mineral Product Manufacturing — 8.75%
69073TAQ6	Owens-Brockway Glass Container 3.000%, 06/01/2015, Acquired 7/06/2011 –11/14/2011 at $2,175,589#¦	2,220,000	2,075,700

	Oil and Gas Extraction — 13.12%
B4MT4X3	Arcan Resources Ltd. 6.250%, 02/28/2016#	987,000	948,973
	Chesapeake Energy Corp.
165167BW6	2.750%, 11/15/2035#	100,000	98,250
165167CB1	2.250%, 12/15/2038#	2,490,000	2,066,700

			3,113,923

	Performing Arts, Spectator Sports, and Related Industries — 4.49%
538034AB5	Live Nation Entertainment, Inc.
	2.875%, 07/15/2027#	1,200,000	1,066,500

	Professional, Scientific, and Technical Services — 0.41%
159864AB3	Charles River Laboratories International, Inc.
	2.250%, 06/15/2013#	100,000	97,375

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Principal Amount	Value
	Real Estate — 8.47%
029169AA7	American Real Estate
	4.000%, 08/15/2013, Acquired 6/24/2011 –10/26/2011 at $331,261#¦	$350,000	$329,000
10112RAK0	Boston Properties LP 2.875%, 02/15/2037#	100,000	100,500
345550AN7	Forest City Enterprises, Inc.
	4.250%, 08/15/2018, Acquired 10/25/2011 –11/14/2011 at $1,626,383#¦	1,800,000	1,579,500

			2,009,000

	TOTAL CONVERTIBLE BONDS (cost $12,735,907)		12,239,323

	CORPORATE BONDS — 35.33%
	Administrative and Support Services — 1.44%
	Corrections Corp. of America
22025YAJ9	6.750%, 01/31/2014#	100,000	100,500
22025YAK6	7.750%, 06/01/2017#	220,000	239,800

			340,300

	Ambulatory Health Care Services — 5.23%
23918KAL2	Davita, Inc.
	6.375%, 11/01/2018#	1,210,000	1,241,763

	Amusement, Gambling, and Recreation Industries — 2.14%
517834AB3	Las Vegas Sands Corp.
	6.375%, 02/15/2015#	500,000	507,500

	Chemical Manufacturing — 1.07%
785583AC9	Sabine Pass LNG L P
	7.250%, 11/30/2013#	250,000	253,750

	Mining (except Oil and Gas) — 8.06%
20854PAD1	Consol Energy, Inc.
	8.000%, 04/01/2017#	1,500,000	1,650,000
704549AH7	Peabody Energy Corp.
	6.500%, 09/15/2020#	250,000	263,750

			1,913,750

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier		Principal Amount	Value
	Oil and Gas Extraction — 5.07%
039252AB7	Arcan Resources Ltd.
	6.500%, 10/31/2018#	$167,000	$157,369
	Harvest Operations Corp.
B45KCB7	7.250%, 09/30/2013#	200,000	200,442
B45H5R5	7.500%, 05/31/2015#	830,000	845,357

			1,203,168

	Real Estate — 4.51%
	The Rouse Company LP
779273AF8	7.200%, 09/15/2012#	273,000	278,119
V77928AA4	6.750%, 05/01/2013#	200,000	202,750
779273AG6	5.375%, 11/26/2013#	590,000	588,525

			1,069,394

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 0.30%
52107QAC9	Lazard Group LLC
	7.125%, 05/15/2015#	67,000	71,998

	Utilities — 7.51%
131347BP0	Calpine Corp.
	7.250%, 10/15/2017, Acquired 11/15/2011 at $1,020,000#¦	1,000,000	1,055,000
629377AX0	NRG Energy, Inc.
	7.375%, 01/15/2017#^	700,000	728,000

			1,783,000

	TOTAL CORPORATE BONDS (cost $8,316,056)		8,384,623

	MUNICIPAL BONDS — 5.45%
	Air Transportation — 5.45%
	Branson Missouri Regional Airport Transportation Development District
105459AB7	6.000%, 07/01/2025*	2,000,000	740,000
105459AC5	6.000%, 07/01/2037*	1,500,000	555,000

	TOTAL MUNICIPAL BONDS (cost $2,189,298)		1,295,000

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Investments — December 31, 2011 — (Continued)

Identifier	SHORT-TERM INVESTMENTS — 6.84%	Principal Amount	Value
	Commerical Paper — 1.87%
039711750	U.S. Bank N.A.
	0.010%, 01/03/2012	$443,000	$443,000

		Shares
	Money Market Funds — 4.97%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%#[b]	1,179,000	1,179,000

	TOTAL SHORT-TERM INVESTMENTS (cost $1,622,000)		1,622,000

	INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 5.17%
	Investment Companies — 5.17%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.23%[b]	1,226,400	1,226,400

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $1,226,400)		1,226,400

	TOTAL INVESTMENTS — 104.43% (cost $26,118,627)		$24,783,607

Percentages are stated as a percent of net assets.

^ — This security or a portion of this security was out on loan at December 31, 2011. Total loaned securities had a market value of $1,198,504 at December 31, 2011.

# — All or a portion of the shares have been committed as collateral for written option contracts.

b — The rate quoted is the annualized seven-day yield as of December 31, 2011.

¦ — Restricted Security restricted to institutional investors (144A Securities); the percentage of net assets comprised of 144a securities was 26.6%.

* — Subsequent to December 31, 2011, default occurred and the securities ceased to accrue income.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Water Infrastructure Portfolio

Portfolio of Options Written — December 31, 2011

Identifier	PUT OPTIONS WRITTEN	Contracts*	Value
	Chemical Manufacturing
	Calgon Carbon Corporation
CCC 120421P00012500	Expiration: April 2012, Exercise Price: $12.50	120	$3,900

	Computer and Electronic Product Manufacturing
	Itron, Inc.
ITRI 130119P00030000	Expiration: January 2013, Exercise Price: $30.00	100	38,500

	Electrical Equipment, Appliance, and Component Manufacturing
	Franklin Electric Co., Inc.
FELE 120616P00040000	Expiration: June 2012, Exercise Price: $40.00	25	9,750

	Fabricated Metal Product Manufacturing
	Danaher Corporation
DHR 120121P00035000	Expiration: January 2012, Exercise Price: $35.00	40	100
DHR 120121P00045000	Expiration: January 2012, Exercise Price: $45.00	145	7,250
	Pentair, Inc.
PNR 120519P00030000	Expiration: May 2012, Exercise Price: $30.00	120	20,400

			27,750

	Funds, Trusts, and Other Financial Vehicles
	PowerShares Water Resources ETF
PHO 120317P00015000	Expiration: March 2012, Exercise Price: $15.00	100	3,750
PHO 120317P00016000	Expiration: March 2012, Exercise Price: $16.00	775	46,500
PHO 120317P00017000	Expiration: March 2012, Exercise Price: $17.00	300	28,500
PHO 120616P00015000	Expiration: June 2012, Exercise Price: $15.00	600	45,000
PHO 120616P00016000	Expiration: June 2012, Exercise Price: $16.00	300	31,500

			155,250

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Water Infrastructure Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Heavy and Civil Engineering Construction
	Aegion Corp.
AEGN 120616P00012500	Expiration: June 2012, Exercise Price: $12.50	100	$8,000

	Machinery Manufacturing
	ESCO Technologies, Inc.

ESE 120317P00030000	Expiration: March 2012, Exercise Price: $30.00	185	49,950
	ITT Corporation
ITT1 120121P00040000	Expiration: January 2012, Exercise Price: $40.00	36	810
ITT1 120121P00052500	Expiration: January 2012, Exercise Price: $52.50	40	32,200
	Lindsay Corporation
LNN 120317P00045000	Expiration: March 2012, Exercise Price: $45.00	50	6,875
	Pall Corporation
PLL 120317P00040000	Expiration: March 2012, Exercise Price: $40.00	205	3,075
PLL 120317P00045000	Expiration: March 2012, Exercise Price: $45.00	25	1,062

			93,972

	Professional, Scientific, and Technical Services
	AECOM Technology Corp.
ACM 120317P00017500	Expiration: March 2012, Exercise Price: $17.50	150	6,000
ACM 120317P00020000	Expiration: March 2012, Exercise Price: $20.00	20	2,150
	URS Corporation
URS 120121P00040000	Expiration: January 2012, Exercise Price: $40.00	90	43,650
URS 120421P00030000	Expiration: April 2012, Exercise Price: $30.00	60	6,900

			58,700

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Water Infrastructure Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Utilities
	Cadiz Inc.
CDZI 120218P00010000	Expiration: February 2012, Exercise Price: $10.00	125	$13,750
CDZI 120519P00007500	Expiration: May 2012, Exercise Price: $7.50	100	5,500
	Cia de Saneamento Basico do Estado de Sao Pavlo — ADR
SBS 120421P00045000	Expiration: April 2012, Exercise Price: $45.00	45	4,500
	Companhia Energetica de Minas Gerais — ADR
CIG1 120616P00015000	Expiration: June 2012, Exercise Price: $15.00	100	25,000
	PICO Holdings, Inc.
PICO 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	318	138,330
PICO 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	54	50,220
	Veolia Environnement — ADR
VE 120121P00015000	Expiration: January 2012, Exercise Price: $15.00	15	5,925
VE 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	14	19,530
VE 120421P00015000	Expiration: April 2012, Exercise Price: $15.00	300	123,000

			385,755

	Waste Management and Remediation Services
	Clean Harbors, Inc.
CLH 120421P00045000	Expiration: April 2012, Exercise Price: $45.00	50	2,500
	Waste Management, Inc.
WM 120121P00032500	Expiration: January 2012, Exercise Price: $32.50	200	12,000

			14,500

	TOTAL PUT OPTIONS WRITTEN (premiums received ($867,666))		$796,077

* — 100 Shares Per Contract.

ADR — American Depository Receipt.

ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier	PUT OPTIONS WRITTEN	Contracts*	Value
	Administrative and Support Services
	Expedia, Inc.
EXPE1 120121P00015000	Expiration: January 2012, Exercise Price: $15.00	30	$225
EXPE1 120121P00024000	Expiration: January 2012, Exercise Price: $24.00	19	190
EXPE1 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	45	14,175

			14,590

	Amusement, Gambling, and Recreation Industries
	Las Vegas Sands Corp.
LVS 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	8	28
LVS 120121P00035000	Expiration: January 2012, Exercise Price: $35.00	3	30
	The Walt Disney Company
DIS 120121P00035000	Expiration: January 2012, Exercise Price: $35.00	36	1,062
DIS 120121P00036000	Expiration: January 2012, Exercise Price: $36.00	13	579
DIS 130119P00030000	Expiration: January 2013, Exercise Price: $30.00	15	3,210

			4,909

	Asset Management
	BlackRock, Inc.
BLK 120121P00170000	Expiration: January 2012, Exercise Price: $170.00	3	712
BLK 120421P00150000	Expiration: April 2012, Exercise Price: $150.00	3	1,755
BLK 130119P00150000	Expiration: January 2013, Exercise Price: $150.00	5	8,700
	Brookfield Asset Management Inc. — Class A
BAM 120317P00025000	Expiration: March 2012, Exercise Price: $25.00	41	2,255
BAM 120317P00030000	Expiration: March 2012, Exercise Price: $30.00	20	5,550

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Asset Management — (Continued)
	Cohen & Steers, Inc.
CNS 120616P00020000	Expiration: June 2012, Exercise Price: $20.00	50	$3,625
CNS 120616P00025000	Expiration: June 2012, Exercise Price: $25.00	30	5,625
	Franklin Resources, Inc.
BEN 120121P00103000	Expiration: January 2012, Exercise Price: $103.00	7	5,040
BEN 120121P00108000	Expiration: January 2012, Exercise Price: $108.00	5	6,050
	Invesco Limited
IVZ 120121P00020000	Expiration: January 2012, Exercise Price: $20.00	25	1,688
IVZ 120421P00015000	Expiration: April 2012, Exercise Price: $15.00	100	5,750
IVZ 120421P00017500	Expiration: April 2012, Exercise Price: $17.50	50	5,250
	T. Rowe Price Group, Inc.
TROW 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	30	600

			52,600

	Beverage and Tobacco Product Manufacturing
	Anheuser-Busch InBev NV — ADR
BUD 120616P00050000	Expiration: June 2012, Exercise Price: $50.00	38	4,180
	Diageo plc — ADR
DEO 120121P00075000	Expiration: January 2012, Exercise Price: $75.00	15	75
DEO 120421P00075000	Expiration: April 2012, Exercise Price: $75.00	10	1,225

			5,480

	Broadcasting (except Internet)
	Comcast Corp. — Class A
CMCSA 130119P00020000	Expiration: January 2013, Exercise Price: $20.00	115	21,160

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Broadcasting (except Internet) — (Continued)
	Discovery Communications Inc. — Class A
DISCA 120421P00035000	Expiration: April 2012, Exercise Price: $35.00	37	$2,868
DISCA 120421P00040000	Expiration: April 2012, Exercise Price: $40.00	15	3,075
	Grupo Televisa S.A.
TV 120121P00020000	Expiration: January 2012, Exercise Price: $20.00	95	1,900
	Time Warner Cable Inc.
TWC 130119P00050000	Expiration: January 2013, Exercise Price: $50.00	17	6,290
TWC 130119P00055000	Expiration: January 2013, Exercise Price: $55.00	21	10,080

			45,373

	Building Material and Garden Equipment and Supplies Dealers
	The Sherwin-Williams Company
SHW 120121P00070000	Expiration: January 2012, Exercise Price: $70.00	2	10
SHW 120121P00075000	Expiration: January 2012, Exercise Price: $75.00	26	130
SHW 130119P00070000	Expiration: January 2013, Exercise Price: $70.00	7	2,275

			2,415

	Chemical Manufacturing
	Cameco Corporation
CCJ 120121P00022500	Expiration: January 2012, Exercise Price: $22.50	9	4,050
CCJ 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	25	17,625
CCJ 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	7	8,365
CCJ 120121P00035000	Expiration: January 2012, Exercise Price: $35.00	6	10,230
CCJ 130119P00015000	Expiration: January 2013, Exercise Price: $15.00	14	2,765

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Chemical Manufacturing — (Continued)
	The Estee Lauder Companies Inc. — Class A
EL 130119P00080000	Expiration: January 2013, Exercise Price: $80.00	27	$13,095
	LyondellBasell Industries NV — Class A
LYB 120121P00028500	Expiration: January 2012, Exercise Price: $28.50	30	600
LYB 120616P00028500	Expiration: June 2012, Exercise Price: $28.50	30	7,875
	Novartis AG — ADR
NVS 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	15	37
NVS 130119P00050000	Expiration: January 2013, Exercise Price: $50.00	20	6,200
	Sanofi-Aventis — ADR
SNY 120317P00031000	Expiration: March 2012, Exercise Price: $31.00	30	1,500
SNY 120317P00035000	Expiration: March 2012, Exercise Price: $35.00	14	1,855
	Sigma-Aldrich Corp.
SIAL 120121P00060000	Expiration: January 2012, Exercise Price: $60.00	20	1,550
SIAL 120421P00060000	Expiration: April 2012, Exercise Price: $60.00	7	2,275
SIAL 120421P00065000	Expiration: April 2012, Exercise Price: $65.00	15	8,250

			86,272

	Computer and Electronic Product Manufacturing
	Rockwell Collins, Inc.
COL 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	50	1,375
COL 120421P00050000	Expiration: April 2012, Exercise Price: $50.00	5	838

			2,213

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Couriers and Messengers
	FedEx Corp.
FDX 120121P00075000	Expiration: January 2012, Exercise Price: $75.00	2	$59
FDX 120121P00080000	Expiration: January 2012, Exercise Price: $80.00	7	669
FDX 120121P00085000	Expiration: January 2012, Exercise Price: $85.00	2	577
FDX 130119P00075000	Expiration: January 2013, Exercise Price: $75.00	13	9,945
FDX 140118P00075000	Expiration: January 2014, Exercise Price: $75.00	4	4,790
	United Parcel Service — Class B
UPS 120121P00065000	Expiration: January 2012, Exercise Price: $65.00	10	65
UPS 120121P00067500	Expiration: January 2012, Exercise Price: $67.50	8	124
UPS 130119P00060000	Expiration: January 2013, Exercise Price: $60.00	12	4,050
UPS 130119P00065000	Expiration: January 2013, Exercise Price: $65.00	12	5,610

			25,889

	Credit Intermediation and Related Activities
	American Express Company
AXP 120121P00040000	Expiration: January 2012, Exercise Price: $40.00	15	113
AXP 130119P00045000	Expiration: January 2013, Exercise Price: $45.00	18	9,765
	Annaly Capital Management Inc.
NLY 120121P00015000	Expiration: January 2012, Exercise Price: $15.00	43	193
NLY 130119P00015000	Expiration: January 2013, Exercise Price: $15.00	65	11,602
	Bank of America Corp.
BAC 120121P00010000	Expiration: January 2012, Exercise Price: $10.00	11	4,895
BAC 120121P00012500	Expiration: January 2012, Exercise Price: $12.50	66	45,870

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Credit Intermediation and Related Activities — (Continued)
	Bank of America Corp. — (Continued)
BAC 120218P00010000	Expiration: February 2012, Exercise Price: $10.00	23	$10,235
BAC 120519P00010000	Expiration: May 2012, Exercise Price: $10.00	40	17,900
BAC 130119P00005000	Expiration: January 2013, Exercise Price: $5.00	60	5,670
	The Bank Of New York Mellon Corp.
BK 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	36	18,360
BK 130119P00020000	Expiration: January 2013, Exercise Price: $20.00	30	10,125
	Fidelity National Information Services, Inc.
FIS 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	6	111
	M&T Bank Corporation
MTB 120121P00065000	Expiration: January 2012, Exercise Price: $65.00	6	135
MTB 120121P00075000	Expiration: January 2012, Exercise Price: $75.00	3	495
MTB 120121P00080000	Expiration: January 2012, Exercise Price: $80.00	7	3,010
MTB 130119P00085000	Expiration: January 2013, Exercise Price: $85.00	6	9,750
	Northern Trust Corp.
NTRS 120121P00045000	Expiration: January 2012, Exercise Price: $45.00	28	14,980
NTRS 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	8	8,280
NTRS 130119P00035000	Expiration: January 2013, Exercise Price: $35.00	6	2,160
	State Street Corporation
STT 120121P00040000	Expiration: January 2012, Exercise Price: $40.00	36	4,446
STT 130119P00030000	Expiration: January 2013, Exercise Price: $30.00	10	2,715
	SunTrust Banks, Inc.
STI 120121P00021000	Expiration: January 2012, Exercise Price: $21.00	15	5,062

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Credit Intermediation and Related Activities — (Continued)
	U.S. Bancorp
USB 120121P00022500	Expiration: January 2012, Exercise Price: $22.50	36	$234
USB 120121P00024000	Expiration: January 2012, Exercise Price: $24.00	10	120
USB 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	8	176
USB 130119P00020000	Expiration: January 2013, Exercise Price: $20.00	40	5,640

			192,042

	Data Processing, Hosting and Related Services
	CoreLogic, Inc.
CLGX 120421P00010000	Expiration: April 2012, Exercise Price: $10.00	185	9,250
	Google Inc.
GOOG 120121P00520000	Expiration: January 2012, Exercise Price: $520.00	2	35

			9,285

	Defense
	CACI International Inc. — Class A
CACI 120317P00050000	Expiration: March 2012, Exercise Price: $50.00	7	857
	Northrop Grumman Corp.
NOC 130119P00050000	Expiration: January 2013, Exercise Price: $50.00	10	3,850
NOC 130119P00052500	Expiration: January 2013, Exercise Price: $52.50	5	2,325
NOC 130119P00055000	Expiration: January 2013, Exercise Price: $55.00	22	12,430

			19,462

	Depository Credit Intermediation
	HDFC Bank Ltd. — ADR
HDB 120121P00031000	Expiration: January 2012, Exercise Price: $31.00	10	4,600
HDB 120421P00025000	Expiration: April 2012, Exercise Price: $25.00	9	1,507

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Depository Credit Intermediation — (Continued)
	HDFC Bank Ltd. — (Continued)
HDB 120421P00030000	Expiration: April 2012, Exercise Price: $30.00	6	$2,400

			8,507

	Equity Fund
	Utilities HOLDRs Trust
UTH 120218P00100000	Expiration: February 2012, Exercise Price: $100.00+	5	25

	Fabricated Metal Product Manufacturing
	McDermott International, Inc.
MDR 130119P00007500	Expiration: January 2013, Exercise Price: $7.50	200	17,000

	Food Manufacturing
	Archer–Daniels–Midland Company
ADM 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	13	85
ADM 120121P00028000	Expiration: January 2012, Exercise Price: $28.00	11	517
ADM 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	33	5,214
	Bunge Limited
BG 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	3	45
BG 120121P00060000	Expiration: January 2012, Exercise Price: $60.00	14	4,410
BG 120121P00065000	Expiration: January 2012, Exercise Price: $65.00	5	3,900
BG 130119P00065000	Expiration: January 2013, Exercise Price: $65.00	6	7,350
BG 140118P00055000	Expiration: January 2014, Exercise Price: $55.00	10	9,900
	ConAgra Foods, Inc.
CAG 120121P00022500	Expiration: January 2012, Exercise Price: $22.50	46	115
CAG 120121P00024000	Expiration: January 2012, Exercise Price: $24.00	20	50
CAG 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	12	2,250

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Food Manufacturing — (Continued)
	Dean Foods Company
DF 130119P00007500	Expiration: January 2013, Exercise Price: $7.50	40	$2,400
	Unilever NV
UN 120218P00030000	Expiration: February 2012, Exercise Price: $30.00	75	1,875

			38,111

	Funds, Trusts, and Other Financial Vehicles
	Market Vectors Gold Miners ETF
GDX 130119P00040000	Expiration: January 2013, Exercise Price: $40.00	42	13,230

	General Merchandise Stores
	Sears Holdings Corporation
SHLD1 120121P00060000	Expiration: January 2012, Exercise Price: $60.00	24	67,200
SHLD1 130119P00055000	Expiration: January 2013, Exercise Price: $55.00	12	37,200

			104,400

	Holding Company
	Berkshire Hathaway Inc. — Class B
BRKB 120121P00070000	Expiration: January 2012, Exercise Price: $70.00	27	486
BRKB 120121P00072500	Expiration: January 2012, Exercise Price: $72.50	4	144
BRKB 130119P00070000	Expiration: January 2013, Exercise Price: $70.00	10	5,500
	Leucadia National Corporation
LUK 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	10	2,350
LUK 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	10	7,300
LUK 120317P00025000	Expiration: March 2012, Exercise Price: $25.00	30	9,300
LUK 120616P00022500	Expiration: June 2012, Exercise Price: $22.50	50	13,250

			38,330

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Insurance Carriers and Related Activities
	American International Group, Inc.
AIG 120121P00028000	Expiration: January 2012, Exercise Price: $28.00	10	$4,850
AIG 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	35	23,800
AIG 120218P00028000	Expiration: February 2012, Exercise Price: $28.00	12	5,910
AIG 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	25	13,250
	China Life Insurance Co., Limited — ADR
LFC 120121P00047500	Expiration: January 2012, Exercise Price: $47.50	4	4,240
LFC 130119P00035000	Expiration: January 2013, Exercise Price: $35.00	32	15,680
	Fidelity National Financial, Inc. — Class A
FNF 120317P00015000	Expiration: March 2012, Exercise Price: $15.00	10	450
	Greenlight Capital Re, Ltd. — Class A
GLRE 120519P00020000	Expiration: May 2012, Exercise Price: $20.00	75	5,062
GLRE 120519P00022500	Expiration: May 2012, Exercise Price: $22.50	25	3,250
	Loews Corp.
L 120317P00035000	Expiration: March 2012, Exercise Price: $35.00	14	1,295
	Marsh & McLennan Companies, Inc.
MMC 120121P00027500	Expiration: January 2012, Exercise Price: $27.50	58	290
MMC 140118P00025000	Expiration: January 2014, Exercise Price: $25.00	16	4,040
	The Progressive Corporation
PGR 120121P00020000	Expiration: January 2012, Exercise Price: $20.00	51	3,825
PGR 120218P00020000	Expiration: February 2012, Exercise Price: $20.00	25	2,938
PGR 130119P00017500	Expiration: January 2013, Exercise Price: $17.50	29	4,205

			93,085

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Management of Companies and Enterprises
	JPMorgan Chase & Co.
JPM 120317P00038000	Expiration: March 2012, Exercise Price: $38.00	46	$25,415
JPM 130119P00028000	Expiration: January 2013, Exercise Price: $28.00	15	5,325
	The Goldman Sachs Group, Inc.
GS 120121P00130000	Expiration: January 2012, Exercise Price: $130.00	6	23,730
GS 120121P00140000	Expiration: January 2012, Exercise Price: $140.00	1	4,955
GS 120121P00150000	Expiration: January 2012, Exercise Price: $150.00	5	29,687

			89,112

	Medical Equipment and Supplies Manufacturing
	Becton, Dickinson and Company
BDX 120317P00070000	Expiration: March 2012, Exercise Price: $70.00	10	1,375

	Merchant Wholesalers, Nondurable Goods
	Beam, Inc.
BEAM1 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	7	87
	Molson Coors Brewing Company — Class B
TAP 120121P00040000	Expiration: January 2012, Exercise Price: $40.00	30	300
TAP 120421P00040000	Expiration: April 2012, Exercise Price: $40.00	22	2,365

			2,752

	Mining (except Oil and Gas)
	Barrick Gold Corporation
ABX 120121P00040000	Expiration: January 2012, Exercise Price: $40.00	9	185
ABX 120121P00045000	Expiration: January 2012, Exercise Price: $45.00	10	1,340
ABX 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	7	3,448

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Mining (except Oil and Gas) — (Continued)
	Barrick Gold Corporation — (Continued)
ABX 130119P00040000	Expiration: January 2013, Exercise Price: $40.00	12	$5,280
ABX 140118P00045000	Expiration: January 2014, Exercise Price: $45.00	9	8,483
	Franco-Nevada Corporation
FNV 120121P00040000	Expiration: January 2012, Exercise Price: $40.00	12	2,820
FNV 120721P00035000	Expiration: July 2012, Exercise Price: $35.00	40	9,100
	Freeport-McMoRan Copper & Gold Inc.
FCX 130119P00029500	Expiration: January 2013, Exercise Price: $29.50	30	12,300
	Harry Winston Diamond Corp.
HWD 120218P00012500	Expiration: February 2012, Exercise Price: $12.50	110	22,275
HWD 120818P00010000	Expiration: August 2012, Exercise Price: $10.00	50	6,750
	Newmont Mining Corporation
NEM 120121P00052500	Expiration: January 2012, Exercise Price: $52.50	20	400
NEM 130119P00060000	Expiration: January 2013, Exercise Price: $60.00	10	8,425
	Rio Tinto PLC — ADR
RIO 120121P00060000	Expiration: January 2012, Exercise Price: $60.00	19	21,090
RIO 130119P00060000	Expiration: January 2013, Exercise Price: $60.00	12	20,280
	Royal Gold, Inc.
RGLD 130119P00060000	Expiration: January 2013, Exercise Price: $60.00	4	2,880
	Vale SA
VALE 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	80	46,400

			171,456

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011— (Continued)

Identifier		Contracts*	Value
	Miscellaneous Manufacturing
	3M Co.
MMM 130119P00065000	Expiration: January 2013, Exercise Price: $65.00	10	$4,125
MMM 130119P00067500	Expiration: January 2013, Exercise Price: $67.50	23	10,982
	International Game Technology
IGT 120121P00015000	Expiration: January 2012, Exercise Price: $15.00	74	740
IGT 130119P00012500	Expiration: January 2013, Exercise Price: $12.50	47	4,700

			20,547

	Motion Picture and Sound Recording Industries
	DreamWorks Animation SKG, Inc. — Class A
DWA 120317P00020000	Expiration: March 2012, Exercise Price: $20.00	40	14,800
DWA 120616P00015000	Expiration: June 2012, Exercise Price: $15.00	80	8,800
	News Corporation
NWS 120121P00015000	Expiration: January 2012, Exercise Price: $15.00	30	75
NWS 120121P00016000	Expiration: January 2012, Exercise Price: $16.00	125	625

			24,300

	Nonmetallic Mineral Product Manufacturing
	Owens–Illinois, Inc.
OI 130119P00015000	Expiration: January 2013, Exercise Price: $15.00	100	18,000

	Non-Store Retailers
	Amazon.com, Inc.
AMZN 120121P00160000	Expiration: January 2012, Exercise Price: $160.00	2	388
AMZN 120121P00165000	Expiration: January 2012, Exercise Price: $165.00	2	620
AMZN 120121P00170000	Expiration: January 2012, Exercise Price: $170.00	2	950

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Non-Store Retailers — (Continued)
	Amazon.com, Inc. — (Continued)
AMZN 130119P00180000	Expiration: January 2013, Exercise Price: $180.00	4	$12,860
	eBay, Inc.
EBAY 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	35	350
	Sotheby’s
BID 120121P00035000	Expiration: January 2012, Exercise Price: $35.00	35	22,575

			37,743

	Oil and Gas and Consumable Fuels
	China Petroleum and Chemical Corporation — ADR
SNP 120121P00090000	Expiration: January 2012, Exercise Price: $90.00	11	55
SNP 120421P00080000	Expiration: April 2012, Exercise Price: $80.00	9	878
	PetroChina Company Limited — ADR
PTR 120121P00105000	Expiration: January 2012, Exercise Price: $105.00	2	35
PTR 120121P00120000	Expiration: January 2012, Exercise Price: $120.00	2	280
PTR 130119P00115000	Expiration: January 2013, Exercise Price: $115.00	5	6,375
PTR 130119P00125000	Expiration: January 2013, Exercise Price: $125.00	8	14,280

			21,903

	Oil and Gas Extraction
	Canadian Natural Resources Ltd.
CNQ 120121P00035000	Expiration: January 2012, Exercise Price: $35.00	10	475
CNQ 120121P00037500	Expiration: January 2012, Exercise Price: $37.50	16	2,080
CNQ 120121P00040000	Expiration: January 2012, Exercise Price: $40.00	12	3,600
CNQ 130119P00030000	Expiration: January 2013, Exercise Price: $30.00	13	4,355

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Oil and Gas Extraction — (Continued)
	CNOOC Limited — ADR
CEO 120317P00170000	Expiration: March 2012, Exercise Price: $170.00	8	$8,120
CEO 120317P00175000	Expiration: March 2012, Exercise Price: $175.00	2	2,470
	Encana Corporation
ECA 120121P00029000	Expiration: January 2012, Exercise Price: $29.00	4	4,200
ECA 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	41	47,150
ECA 130119P00017500	Expiration: January 2013, Exercise Price: $17.50	25	6,812
ECA 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	13	10,270
	Imperial Oil Ltd.
IMO 120218P00040000	Expiration: February 2012, Exercise Price: $40.00	28	2,030
	Petroleo Brasileiro S.A. — ADR
PBR 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	47	25,028
PBR 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	16	6,680
PBR 130119P00035000	Expiration: January 2013, Exercise Price: $35.00	8	8,920
	SandRidge Energy Inc.
SD 130119P00007500	Expiration: January 2013, Exercise Price: $7.50	100	19,900
	Sasol Ltd. — ADR
SSL 120317P00040000	Expiration: March 2012, Exercise Price: $40.00	12	1,200
SSL 120317P00045000	Expiration: March 2012, Exercise Price: $45.00	20	4,500
SSL 120616P00035000	Expiration: June 2012, Exercise Price: $35.00	10	1,400
SSL 120616P00040000	Expiration: June 2012, Exercise Price: $40.00	9	2,115

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Oil and Gas Extraction — (Continued)
	StatoilHydro ASA — ADR
STO 120121P00022500	Expiration: January 2012, Exercise Price: $22.50	60	$600
STO 120421P00025000	Expiration: April 2012, Exercise Price: $25.00	15	2,325
	Suncor Energy, Inc.
SU 120121P00035000	Expiration: January 2012, Exercise Price: $35.00	83	51,460
	Total SA — ADR
TOT 120121P00045000	Expiration: January 2012, Exercise Price: $45.00	5	75
TOT 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	37	3,052

			218,817

	Performing Arts, Spectator Sports, and Related Industries
	Live Nation Entertainment, Inc.
LYV 120121P00010000	Expiration: January 2012, Exercise Price: $10.00	100	17,250

	Pipeline Transportation
	The Williams Companies, Inc.
WMB 130119P00020000	Expiration: January 2013, Exercise Price: $20.00	80	9,080
WMB 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	15	2,010

			11,090

	Primary Metal Manufacturing
	Commercial Metals Company
CMC 120317P00010000	Expiration: March 2012, Exercise Price: $10.00	32	240
CMC 120317P00011000	Expiration: March 2012, Exercise Price: $11.00	60	1,200
	Mueller Industries, Inc.
MLI 120616P00035000	Expiration: June 2012, Exercise Price: $35.00	42	10,710

			12,150

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Professional, Scientific, and Technical Services
	Automatic Data Processing, Inc.
ADP 120121P00045000	Expiration: January 2012, Exercise Price: $45.00	20	$100
ADP 130119P00050000	Expiration: January 2013, Exercise Price: $50.00	16	6,320
	Charles River Laboratories International, Inc.
CRL 120218P00030000	Expiration: February 2012, Exercise Price: $30.00	53	16,563
	FTI Consulting, Inc.
FCN 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	12	90

			23,073

	Rail Transportation
	Canadian National Railway Company
CNI 120421P00065000	Expiration: April 2012, Exercise Price: $65.00	9	945
CNI 120721P00065000	Expiration: July 2012, Exercise Price: $65.00	29	6,525
	Canadian Pacific Railway Limited
CP 120317P00055000	Expiration: March 2012, Exercise Price: $55.00	28	1,400
	CSX Corp.
CSX 120121P00019170	Expiration: January 2012, Exercise Price: $19.17	21	189
CSX 120121P00020000	Expiration: January 2012, Exercise Price: $20.00	15	308
CSX 120121P00022500	Expiration: January 2012, Exercise Price: $22.50	9	1,364
CSX 130119P00020000	Expiration: January 2013, Exercise Price: $20.00	50	13,050
	Norfolk Southern Corporation
NSC 120121P00050000	Expiration: January 2012, Exercise Price: $50.00	6	15
NSC 120121P00055000	Expiration: January 2012, Exercise Price: $55.00	4	10
NSC 120121P00060000	Expiration: January 2012, Exercise Price: $60.00	3	15

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Rail Transportation — (Continued)
	Norfolk Southern Corporation — (Continued)
NSC 120121P00065000	Expiration: January 2012, Exercise Price: $65.00	7	$105
NSC 130119P00062500	Expiration: January 2013, Exercise Price: $62.50	13	6,760
	Union Pacific Corporation
UNP 120121P00072500	Expiration: January 2012, Exercise Price: $72.50	2	3
UNP 120121P00080000	Expiration: January 2012, Exercise Price: $80.00	1	2
UNP 120121P00085000	Expiration: January 2012, Exercise Price: $85.00	7	42
UNP 120121P00087500	Expiration: January 2012, Exercise Price: $87.50	5	47
UNP 130119P00090000	Expiration: January 2013, Exercise Price: $90.00	4	3,100

			33,880

	Real Estate
	CB Richard Ellis Group, Inc. — Class A
CBG 120317P00020000	Expiration: March 2012, Exercise Price: $20.00	50	24,500
	Forest City Enterprises, Inc. — Class A
FCEA 120317P00010000	Expiration: March 2012, Exercise Price: $10.00	80	2,200
	General Growth Properties, Inc.
GGP 120121P00012500	Expiration: January 2012, Exercise Price: $12.50	20	100
GGP 120121P00015000	Expiration: January 2012, Exercise Price: $15.00	40	2,000
GGP1 120121P00015000	Expiration: January 2012, Exercise Price: $15.00	24	504
	iShares MSCI Japan Index Fund
EWJ 120121P00010000	Expiration: January 2012, Exercise Price: $10.00	130	11,895
EWJ 130119P00009000	Expiration: January 2013, Exercise Price: $9.00	130	10,855
	Jones Lang LaSalle Incorporated
JLL 120317P00070000	Expiration: March 2012, Exercise Price: $70.00	25	27,375

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Real Estate — (Continued)
	Jones Lang LaSalle Incorporated — (Continued)
JLL 120317P00080000	Expiration: March 2012, Exercise Price: $80.00	6	$11,580
JLL 120616P00050000	Expiration: June 2012, Exercise Price: $50.00	4	1,460
	Public Storage
PSA 120317P00105000	Expiration: March 2012, Exercise Price: $105.00	6	480
	The St. Joe Company
JOE 120121P00022500	Expiration: January 2012, Exercise Price: $22.50	10	7,900
	Vornado Realty Trust
VNO 130119P00080000	Expiration: January 2013, Exercise Price: $80.00	33	42,570

			143,419

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities
	AllianceBernstein Holding LP
AB 120121P00017500	Expiration: January 2012, Exercise Price: $17.50	45	20,025
AB 120421P00012500	Expiration: April 2012, Exercise Price: $12.50	94	8,930
	CBOE Holdings Inc.
CBOE 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	47	1,410
CBOE 120317P00024000	Expiration: March 2012, Exercise Price: $24.00	22	1,650
CBOE 120317P00025000	Expiration: March 2012, Exercise Price: $25.00	12	1,290
	The Charles Schwab Corp.
SCHW 120121P00017500	Expiration: January 2012, Exercise Price: $17.50	52	32,240
SCHW 130119P00010000	Expiration: January 2013, Exercise Price: $10.00	10	1,325
SCHW 130119P00012500	Expiration: January 2013, Exercise Price: $12.50	55	14,437
SCHW 130119P00015000	Expiration: January 2013, Exercise Price: $15.00	50	20,500

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — (Continued)
	CME Group Inc.
CME 120121P00260000	Expiration: January 2012, Exercise Price: $260.00	2	$3,490
CME 120121P00270000	Expiration: January 2012, Exercise Price: $270.00	3	7,950
CME 120121P00280000	Expiration: January 2012, Exercise Price: $280.00	3	10,785
	Federated Investors, Inc. — Class B
FII 120121P00020000	Expiration: January 2012, Exercise Price: $20.00	28	13,720
FII 120121P00022500	Expiration: January 2012, Exercise Price: $22.50	12	8,820
FII 120421P00017500	Expiration: April 2012, Exercise Price: $17.50	28	8,470
FII 120421P00020000	Expiration: April 2012, Exercise Price: $20.00	30	15,750
	Greenhill & Co., Inc.
GHL 120317P00030000	Expiration: March 2012, Exercise Price: $30.00	16	1,560
GHL 120616P00030000	Expiration: June 2012, Exercise Price: $30.00	15	3,300
	Legg Mason, Inc.
LM 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	33	19,635
LM 120218P00030000	Expiration: February 2012, Exercise Price: $30.00	16	9,600
LM 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	20	9,800

			214,687

	Support Activities for Mining
	Halliburton Company
HAL 130119P00035000	Expiration: January 2013, Exercise Price: $35.00	70	48,825

	Support Activities for Transportation
	Grupo Aeroportuario del Pacifico SAB de CV — ADR
PAC 120721P00030000	Expiration: July 2012, Exercise Price: $30.00	11	1,238

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Support Activities for Transportation — (Continued)
	Grupo Aeroportuario del Sureste S.A.B. de C.V. — ADR
ASR 120317P00050000	Expiration: March 2012, Exercise Price: $50.00	12	$1,140

			2,378

	Telecommunications
	Vodafone Group PLC — ADR
VOD 130119P00022500	Expiration: January 2013, Exercise Price: $22.50	45	5,625
VOD 130119P00023000	Expiration: January 2013, Exercise Price: $23.00	18	2,385
VOD 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	25	3,563

			11,573

	Transportation Equipment Manufacturing
	Boeing Co.
BA 120218P00070000	Expiration: February 2012, Exercise Price: $70.00	22	4,411
	Federal-Mogul Corp.
FDML 120421P00015000	Expiration: April 2012, Exercise Price: $15.00	100	15,750
FDML 120721P00012500	Expiration: July 2012, Exercise Price: $12.50	35	8,750
	Oshkosh Corporation
OSK 120121P00029000	Expiration: January 2012, Exercise Price: $29.00	45	34,200
OSK 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	40	25,800
	Toyota Motor Corporation — ADR
TM 120121P00070000	Expiration: January 2012, Exercise Price: $70.00	8	3,260
TM 120121P00080000	Expiration: January 2012, Exercise Price: $80.00	11	15,235
TM 130119P00067500	Expiration: January 2013, Exercise Price: $67.50	5	4,050
TM 130119P00070000	Expiration: January 2013, Exercise Price: $70.00	7	6,702

			118,158

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	U.S. Equity Exchanges
	The NASDAQ OMX Group, Inc.
NDAQ 120121P00017500	Expiration: January 2012, Exercise Price: $17.50	10	$25
NDAQ 120121P00020000	Expiration: January 2012, Exercise Price: $20.00	28	140
NDAQ 120121P00022500	Expiration: January 2012, Exercise Price: $22.50	20	250
	NYSE Euronext
NYX 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	12	378
NYX 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	10	3,925
NYX 130119P00025000	Expiration: January 2013, Exercise Price: $25.00	56	15,708

			20,426

	Utilities
	Cadiz Inc.
CDZI 120519P00010000	Expiration: May 2012, Exercise Price: $10.00	160	26,400
	Calpine Corp.
CPN 120121P00012500	Expiration: January 2012, Exercise Price: $12.50	30	75
CPN 120121P00015000	Expiration: January 2012, Exercise Price: $15.00	54	270
	Cia de Saneamento Basico do Estado de Sao Pavlo — ADR
SBS 120421P00045000	Expiration: April 2012, Exercise Price: $45.00	6	600
SBS 120721P00050000	Expiration: July 2012, Exercise Price: $50.00	40	13,300
	FirstEnergy Corp.
FE 120421P00039000	Expiration: April 2012, Exercise Price: $39.00	10	625
	GenOn Energy, Inc.
GEN 120218P00004000	Expiration: February 2012, Exercise Price: $4.00	125	17,187

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

Identifier		Contracts*	Value
	Utilities — (Continued)
	Huaneng Power International, Inc. — ADR
HNP 120218P00020000	Expiration: February 2012, Exercise Price: $20.00	82	$4,715
	Korea Electric Power Corp. — ADR
KEP 120317P00010000	Expiration: March 2012, Exercise Price: $10.00	130	4,225
	National Grid PLC — ADR
NGG 120317P00045000	Expiration: March 2012, Exercise Price: $45.00	19	1,092
	NRG Energy, Inc.
NRG 130119P00020000	Expiration: January 2013, Exercise Price: $20.00	75	30,000
	Pepco Holdings, Inc.
POM 120218P00017500	Expiration: February 2012, Exercise Price: $17.50	15	75
	PICO Holdings, Inc.
PICO 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	30	13,050
PICO 120421P00022500	Expiration: April 2012, Exercise Price: $22.50	25	6,500
PICO 120421P00020000	Expiration: April 2012, Exercise Price: $20.00	20	2,400
	Utilities Select Sector SPDR Fund
XLU 120121P00030000	Expiration: January 2012, Exercise Price: $30.00	30	45
XLU 120121P00031000	Expiration: January 2012, Exercise Price: $31.00	35	53
XLU 130119P00030000	Expiration: January 2013, Exercise Price: $30.00	30	4,155
	Veolia Environnement — ADR
VE 120121P00025000	Expiration: January 2012, Exercise Price: $25.00	26	36,270
VE 120421P00015000	Expiration: April 2012, Exercise Price: $15.00	58	23,780

			184,817

	TOTAL PUT OPTIONS WRITTEN (premiums received ($2,156,278))		$2,220,949

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

The Multi-Disciplinary Portfolio

Portfolio of Options Written — December 31, 2011 — (Continued)

*  — 100 Shares Per Contract.

+  — Security is considered illiquid. The aggregate value of such securities is ($25) or (0.00%) of net assets.

ADR — American Depository Receipt.

ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Assets & Liabilities

December 31, 2011

	The Internet Portfolio	The Global Portfolio
ASSETS:
Investments, at value(1)(2)	$139,108,692	$4,956,783
Cash	—	51,623
Receivable for contributed capital	47,458	3,300
Receivable for investments sold	360,186	—
Dividends and interest receivable	58,798	4,797
Other accounts receivable	99,877	—
Other assets	13,231	2,845

Total Assets	139,688,242	5,019,348

LIABILITIES:
Payable to Adviser	111,436	4,608
Payable to Trustees and Officers	2,324	97
Payable for collateral received for securities loaned	34,425,845	750,338
Payable for withdrawn capital	66,290	130,971
Accrued expenses and other liabilities	25,572	12,710

Total Liabilities	34,631,467	898,724

Net Assets	$105,056,775	$4,120,624

(1)Cost of investments	$121,073,402	$5,330,202

(2)Includes loaned securities with a market value of	$33,119,016	$711,424

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Assets & Liabilities — (Continued)

December 31, 2011

	The Paradigm Portfolio	The Medical Portfolio
ASSETS:
Investments, at value(1)(2)	$1,080,941,573	$28,928,061
Receivable for contributed capital	607,442	8,899
Receivable for investments sold	8,875,214	—
Dividends and interest receivable	360,075	22,366
Other assets	516,971	5,751

Total Assets	1,091,301,275	28,965,077

LIABILITIES:
Payable to Adviser	933,815	25,601
Payable to Trustees and Officers	22,206	589
Payable for securities purchased	152,992	—
Payable for collateral received for securities loaned	242,874,993	8,692,682
Payable for withdrawn capital	2,510,789	27,447
Accrued expenses and other liabilities	179,670	12,241

Total Liabilities	246,674,465	8,758,560

Net Assets	$844,626,810	$20,206,517

(1)Cost of investments	$1,167,465,590	$30,957,483

(2)Includes loaned securities with a market value of	$232,636,732	$8,226,952

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Assets & Liabilities — (Continued)

December 31, 2011

	The Small Cap Opportunities Portfolio	The Market Opportunities Portfolio
ASSETS:
Investments, at value(1)(2)	$102,354,534	$55,972,026
Receivable for contributed capital	10,553	240,572
Receivable for investments sold	1,620,023	62,524
Dividends and interest receivable	103,483	10,451
Other accounts receivable	20,977	—
Other assets	25,502	6,267

Total Assets	104,135,072	56,291,840

LIABILITIES:
Payable to Adviser	91,702	46,243
Payable to Trustees and Officers	2,205	975
Payable for securities purchased	1,052,649	27,881
Payable for collateral received for securities loaned	19,628,174	12,803,608
Payable for withdrawn capital	309,427	179,772
Accrued expenses and other liabilities	21,346	16,439

Total Liabilities	21,105,503	13,074,918

Net Assets	$83,029,569	$43,216,922

(1)Cost of investments	$104,751,215	$54,314,567

(2)Includes loaned securities with a market value of	$19,007,809	$12,252,215

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Assets & Liabilities — (Continued)

December 31, 2011

	The Water Infrastructure Portfolio	The Multi- Disciplinary Portfolio
ASSETS:
Investments, at value(1)(2)	$11,205,145	$24,783,607
Cash	3,799,526	1,600,374
Receivable for contributed capital	3,614	39,283
Receivable for investments sold	—	511,677
Dividends and interest receivable	111,195	356,752
Other assets	2,129	2,133

Total Assets	15,121,609	27,293,826

LIABILITIES:
Written options, at value(3)	796,077	2,220,949
Payable to Adviser	14,456	24,841
Payable to Trustees and Officers	361	315
Payable for securities purchased	—	30,600
Payable for collateral received for securities loaned	901,049	1,226,400
Payable for withdrawn capital	20,349	41,018
Accrued expenses and other liabilities	10,126	16,246

Total Liabilities	1,742,418	3,560,369

Net Assets	$13,379,191	$23,733,457

(1)Cost of investments	$11,929,241	$26,118,627

(2)Includes loaned securities with a market value of	$843,279	$1,198,504

(3)Premiums received	$867,666	$2,156,278

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Operations

For the Year Ended December 31, 2011

	The Internet Portfolio	The Global Portfolio
INVESTMENT INCOME:
Dividends†	$985,218	$133,899
Interest	164	23
Income from securities lending	116,549	11,503

Total investment income	1,101,931	145,425

EXPENSES:
Investment advisory fees	1,451,676	63,987
Administration fees	53,149	2,361
Professional fees	13,342	8,528
Fund accounting fees	26,618	9,802
Trustees’ and Officers’ fees and expenses	11,281	505
Custodian fees and expenses	44,379	28,664
Other expenses	5,180	245

Total expenses	1,605,625	114,092

Net investment income (loss)	(503,694)	31,333

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	27,594,634	(78,538)
Net change in unrealized depreciation of:
Investments and foreign currency	(28,538,710)	(941,649)

Net loss on investments	(944,076)	(1,020,187)

Net decrease in net assets resulting from operations	$(1,447,770)	$(988,854)

† Net of Foreign Taxes Withheld of:	$15,004	$15,133

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Operations — (Continued)

For the Year Ended December 31, 2011

	The Paradigm Portfolio	The Medical Portfolio
INVESTMENT INCOME:
Dividends†	$15,586,990	$617,006
Interest	380,451	125
Income from securities lending	3,575,152	46,508

Total investment income	19,542,593	663,639

EXPENSES:
Investment advisory fees	13,987,715	367,307
Administration fees	515,227	13,200
Professional fees	103,145	8,244
Fund accounting fees	212,493	8,974
Trustees’ and Officers’ fees and expenses	110,246	2,884
Custodian fees and expenses	362,407	8,750
Other expenses	56,235	1,345

Total expenses	15,347,468	410,704

Net investment income	4,195,125	252,935

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	218,210,349	3,620,097
Realized gain distributions received from other investment companies	8,158	—
Net change in unrealized depreciation of:
Investments and foreign currency	(376,870,337)	(2,712,697)

Net gain (loss) on investments	(158,651,830)	907,400

Net increase (decrease) in net assets resulting from operations	$(154,456,705)	$1,160,335

† Net of Foreign Taxes Withheld of:	$623,560	$29,128

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Operations — (Continued)

For the Year Ended December 31, 2011

	The Small Cap Opportunities Portfolio	The Market Opportunities Portfolio
INVESTMENT INCOME:
Dividends†	$1,563,638	$823,917
Interest	54	169
Income from securities lending	72,708	35,659

Total investment income	1,636,400	859,745

EXPENSES:
Investment advisory fees	1,405,090	623,318
Administration fees	52,117	22,835
Professional fees	12,411	9,257
Fund accounting fees	26,159	14,632
Trustees’ and Officers’ fees and expenses	11,272	4,880
Custodian fees and expenses	88,080	32,866
Other expenses	6,819	2,533

Total expenses	1,601,948	710,321

Net investment income	34,452	149,424

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	18,650,400	2,021,563
Realized gain distributions received from other investment companies	—	3,215
Net change in unrealized depreciation of:
Investments and foreign currency	(32,965,432)	(5,577,434)

Net loss on investments	(14,315,032)	(3,552,656)

Net decrease in net assets resulting from operations	$(14,280,580)	$(3,403,232)

† Net of Foreign Taxes Withheld of:	$73,214	$43,129

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Operations — (Continued)

For the Year Ended December 31, 2011

	The Water Infrastructure Portfolio	The Multi- Disciplinary Portfolio
INVESTMENT INCOME:
Dividends†	$42,999	$—
Interest	458,091	1,463,413
Income from securities lending	3,391	784

Total investment income	504,481	1,464,197

EXPENSES:
Investment advisory fees	218,799	191,840
Administration fees	7,935	9,286
Professional fees	9,055	6,999
Fund accounting fees	6,415	19,047
Trustees’ and Officers’ fees and expenses	1,785	1,315
Custodian fees and expenses	2,869	7,029
Other expenses	1,031	208

Total expenses	247,889	235,724

Net investment income	256,592	1,228,473

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	(1,070,774)	(339,894)
Written option contracts expired or closed	1,871,473	282,926
Net change in unrealized depreciation of:
Investments and foreign currency	(751,685)	(1,410,813)
Written option contracts	(1,096,692)	(235,278)

Net loss on investments	(1,047,678)	(1,703,059)

Net decrease in net assets resulting from operations	$(791,086)	$(474,586)

† Net of Foreign Taxes Withheld of:	$3,596	$—

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$(503,694)	$(350,263)	$31,333	$(24,971)
Net realized gain (loss) on sale of investments and foreign currency	27,594,634	3,608,489	(78,538)	621,908
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	(28,538,710)	18,105,026	(941,649)	246,931

Net increase (decrease) in net assets reasulting from operations	(1,447,770)	21,363,252	(988,854)	843,868

NET DECREASE IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	4,063,222	1,346,460	2,103,045	1,327,460
Withdrawals	(12,825,630)	(13,061,708)	(2,296,401)	(1,636,790)

Net decrease in net assets resulting from beneficial interest transactions	(8,762,408)	(11,715,248)	(193,356)	(309,330)

Total increase (decrease) in net assets	(10,210,178)	9,648,004	(1,182,210)	534,538
NET ASSETS:
Beginning of year	115,266,953	105,618,949	5,302,834	4,768,296

End of year	$105,056,775	$115,266,953	$4,120,624	$5,302,834

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio		The Medical Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income	$4,195,125	$10,490,238	$252,935	$171,404
Net realized gain (loss) on sale of investments and foreign currency	218,218,507	(109,064,403)	3,620,097	(219,849)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(376,870,337)	286,372,800	(2,712,697)	1,376,880

Net increase (decrease) in net assets resulting from operations	(154,456,705)	187,798,635	1,160,335	1,328,435

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	9,416,012	12,611,540	4,518,994	8,554,289
Withdrawals	(257,783,279)	(358,281,150)	(16,164,992)	(5,133,179)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(248,367,267)	(345,669,610)	(11,645,998)	3,421,110

Total increase (decrease) in net assets	(402,823,972)	(157,870,975)	(10,485,663)	4,749,545
NET ASSETS:
Beginning of year	1,247,450,782	1,405,321,757	30,692,180	25,942,635

End of year	$844,626,810	$1,247,450,782	$20,206,517	$30,692,180

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Portfolio		The Market Opportunities Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income	$34,452	$34,333	$149,424	$330,735
Net realized gain (loss) on sale of investments, foreign currency, written options, and distributions received from other investment company	18,650,400	(589,161)	2,024,778	(336,199)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	(32,965,432)	20,474,498	(5,577,434)	6,168,917

Net increase (decrease) in net assets resulting from operations	(14,280,580)	19,919,670	(3,403,232)	6,163,453

NET DECREASE IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	—	8,900,395	1,948,555	1,707,965
Withdrawals	(57,834,003)	(73,460,711)	(13,857,653)	(15,461,186)

Net decrease in net assets resulting from beneficial interest transactions	(57,834,003)	(64,560,316)	(11,909,098)	(13,753,221)

Total decrease in net assets	(72,114,583)	(44,640,646)	(15,312,330)	(7,589,768)
NET ASSETS:
Beginning of year	155,144,152	199,784,798	58,529,252	66,119,020

End of year	$83,029,569	$155,144,152	$43,216,922	$58,529,252

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Portfolio		The Multi-Disciplinary Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income	$256,592	$270,250	$1,228,473	$60,260
Net realized gain (loss) on sale of investments, foreign currency and written options	800,699	(2,463,151)	(56,968)	111,002
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	(1,848,377)	806,163	(1,646,091)	154,643

Net increase (decrease) in net assets resulting from operations	(791,086)	(1,386,738)	(474,586)	325,905

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	1,421,834	10,339,696	21,350,865	3,080,316
Withdrawals	(11,474,644)	(7,936,060)	(1,350,871)	(520,802)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(10,052,810)	2,403,636	19,999,994	2,559,514

Total increase (decrease) in net assets	(10,843,896)	1,016,898	19,525,408	2,885,419
NET ASSETS:
Beginning of year	24,223,087	23,206,189	4,208,049	1,322,630

End of year	$13,379,191	$24,223,087	$23,733,457	$4,208,049

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements

December 31, 2011

1.    Organization

The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio and The Multi-Disciplinary Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non-diversified” series of the Trust. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Water Infrastructure Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.

Each of the Master Portfolios, except for The Multi-Disciplinary Portfolio, seeks to provide investors with long-term capital growth. The Multi-Disciplinary Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treat-

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

ments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Water Infrastructure Portfolio invests primarily in securities and derivatives issued by U.S. and foreign companies engaged in water infrastructure and natural resources with a specific water theme and related activities. The Multi-Disciplinary Portfolio utilizes a two-part investment strategy, which includes fixed income and derivatives components.

2.    Significant Accounting Policies

Security Valuation

Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the NYSE, “fair value” will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If the composite option price is not available, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at the last quoted sales price. Non-exchange traded options for which over-the-counter quotations are not readily available are valued at the

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

mean of the current bid and asked prices. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2011, 0.00%, 0.05%, 0.05%, 0.00%, 0.00%, 0.00%, and (0.00%) of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, and The Multi-Disciplinary Portfolio, respectively, were fair valued securities.

Repurchase Agreements

Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Options

The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations

The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities

The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2011 the following Master Portfolios held securities restricted to institutional investors (144A Securities):

	Market Value	Percentage of Net Assets
The Multi-Disciplinary Portfolio	$6,321,700	26.64%

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2011, the following Master Portfolios held illiquid securities:

	Market Value		Percentage of Net Assets
The Internet Portfolio	$25		0.00%
The Global Portfolio	2,226		0.05
The Paradigm Portfolio	390,741		0.05
The Medical Portfolio	0	*	0.00
The Small Cap Opportunities Portfolio	3		0.00
The Market Opportunities Portfolio	34		0.00
The Multi-Disciplinary Portfolio	(25)		(0.00)

*	Amount is less than $0.50.

When-Issued Securities

The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending

Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Short-Term Investments

The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value. At December 31, 2011, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio, and The Multi-Disciplinary Portfolio invested approximately 33%, 18%, 29%, 43%, 24%, 30%, 7%, and 5%, respectively, of net assets in the Mount Vernon Securities Lending Trust-Prime Portfolio which normally invests in short-term instruments with an objective of maximizing current income to the extent consistent with the preservation of capital and liquidity. Mount Vernon Securities Lending Trust-Prime Portfolio’s financial statements are available on the SEC website www.sec.gov.

Expense Allocation

Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the feeder funds daily based on their proportionate interests in the respective Master Portfolios.

Federal Income Taxes

Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

returns. As of December 31, 2011, open tax years include the tax years ended December 31, 2008 through 2011. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3.    Investment Adviser

Effective May 1, 2011, Kinetics Asset Management LLC, Kinetics Advisers, LLC, and Horizon Asset Management, LLC, together with various affiliates, became wholly-owned subsidiaries of a newly-formed entity, Horizon Kinetics LLC. The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. Under the terms of the Agreements, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets.

For the year ended December 31, 2011, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio and The Multi-Disciplinary Portfolio incurred expenses of $1,451,676, $63,987, $13,987,715, $367,307, $1,405,090, $623,318, $218,799 and $191,840, respectively, pursuant to the Agreements.

For the year ended December 31, 2011, the Trust was allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

4.    Securities Transactions

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2011 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
The Internet Portfolio	$—	$36,610,679	$—	$47,623,832
The Global Portfolio	—	6,718,852	—	7,235,070
The Paradigm Portfolio	—	637,412,978	—	874,776,815
The Medical Portfolio	—	1,309,580	—	12,345,179
The Small Cap Opportunities Portfolio	—	53,448,516	—	110,317,090
The Market Opportunities Portfolio	—	6,930,420	—	22,475,483
The Water Infrastructure Portfolio	—	8,641,120	—	7,235,009
The Multi-Disciplinary Portfolio	—	27,418,294	—	9,354,728

As of December 31, 2011, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized Depreciation	Tax Cost of Investments
The Internet Portfolio	$17,241,778	$29,946,987	$(12,705,209)	$121,866,914
The Global Portfolio	(385,906)	136,005	(521,911)	5,342,689
The Paradigm Portfolio	(118,510,304)	56,315,800	(174,826,104)	1,199,451,877
The Medical Portfolio	(2,111,974)	3,378,592	(5,490,566)	31,040,035
The Small Cap Opportunities Portfolio	(3,197,974)	9,626,395	(12,824,369)	105,552,508
The Market Opportunities Portfolio	(697,630)	5,867,817	(6,565,447)	56,669,656
The Water Infrastructure Portfolio	(832,941)	505,797	(1,338,738)	12,041,086
The Multi-Disciplinary Portfolio	(766,316)	1,543,727	(2,310,043)	25,555,923

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

For the year ended December 31, 2011, the Master Portfolios wrote the following options:

	Number of Contracts	Premium Amount
The Water Infrastructure Portfolio

Outstanding at the Beginning of the Year	8,680	$1,687,618
Options Written	9,503	1,608,649
Options Expired	(9,152)	(1,806,260)
Options Exercised	(3,889)	(551,769)
Options Closed	(235)	(70,572)

Outstanding at December 31, 2011	4,907	$867,666

The Multi-Disciplinary Portfolio

Outstanding at the Beginning of the Year	1,027	$300,469
Options Written	10,818	2,511,994
Options Split	50	—
Options Exercised	(1,272)	(219,536)
Options Expired	(1,344)	(275,971)
Options Closed	(728)	(160,678)

Outstanding at December 31, 2011	8,551	$2,156,278

5.    Portfolio Securities Loaned

As of December 31, 2011, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2011, were as follows:

	Securities	Collateral
The Internet Portfolio	$33,119,016	$34,425,845
The Global Portfolio	711,424	750,338
The Paradigm Portfolio	232,636,732	242,874,993
The Medical Portfolio	8,226,952	8,692,682
The Small Cap Opportunities Portfolio	19,007,809	19,628,174
The Market Opportunities Portfolio	12,252,215	12,803,608
The Water Infrastructure Portfolio	843,279	901,049
The Multi-Disciplinary Portfolio	1,198,504	1,226,400

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

6.    Selected Financial Highlights

Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Ratio of expenses to average net assets:
Before expense reduction	1.38%	1.37%	1.37%	1.34%	1.34%
After expense reduction	1.38%	1.37%	1.37%	1.34%	1.33%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	(0.43)%	(0.33)%	(0.04)%	1.59%	1.58%
After expense reduction	(0.43)%	(0.33)%	(0.04)%	1.59%	1.59%
Portfolio turnover rate	32%	12%	14%	19%	15%

	The Global Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Ratio of expenses to average net assets:
Before expense reduction	2.23%	2.43%	2.81%	2.46%	1.99%
After expense reduction	2.23%	2.43%	2.81%	2.46%	1.98%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	0.61%	(0.51)%	(0.74)%	0.83%	3.73%
After expense reduction	0.61%	(0.51)%	(0.74)%	0.83%	3.74%
Portfolio turnover rate	135%	122%	53%	98%	22%

	The Paradigm Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Ratio of expenses to average net assets:
Before expense reduction	1.37%	1.36%	1.36%	1.33%	1.33%
After expense reduction	1.37%	1.36%	1.36%	1.33%	1.33%
Ratio of net investment income to average net assets:
Before expense reduction	0.37%	0.83%	1.15%	0.86%	0.75%
After expense reduction	0.37%	0.83%	1.15%	0.86%	0.75%
Portfolio turnover rate	58%	7%	15%	34%	8%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

	The Medical Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Ratio of expenses to average net assets:
Before expense reduction	1.40%	1.39%	1.43%	1.42%	1.49%
After expense reduction	1.40%	1.39%	1.43%	1.42%	1.40%
Ratio of net investment income to average net assets:
Before expense reduction	0.86%	0.55%	1.14%	1.02%	0.42%
After expense reduction	0.86%	0.55%	1.14%	1.02%	0.51%
Portfolio turnover rate	5%	3%	13%	28%	38%

	The Small Cap Opportunities Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Ratio of expenses to average net assets:
Before expense reduction	1.43%	1.42%	1.42%	1.36%	1.34%
After expense reduction	1.43%	1.42%	1.42%	1.36%	1.31%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	0.03%	0.02%	(0.05)%	0.51%	0.38%
After expense reduction	0.03%	0.02%	(0.05)%	0.51%	0.41%
Portfolio turnover rate	47%	4%	4%	16%	17%

	The Market Opportunities Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Ratio of expenses to average net assets:
Before expense reduction	1.42%	1.42%	1.42%	1.36%	1.44%
After expense reduction	1.42%	1.42%	1.42%	1.36%	1.44%
Ratio of net investment income to average net assets:
Before expense reduction	0.30%	0.56%	0.26%	1.25%	0.61%
After expense reduction	0.30%	0.56%	0.26%	1.25%	0.61%
Portfolio turnover rate	14%	12%	14%	77%	14%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

	The Water Infrastructure Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	June 29, 2007^ through December 31, 2007
Ratio of expenses to average net assets:
Before expense reduction	1.42%	1.47%	1.49%	1.49%	2.01	%(1)
After expense reduction	1.42%	1.47%	1.49%	1.49%	2.01	%(1)
Ratio of net investment income to average net assets:
Before expense reduction	1.47%	1.04%	0.63%	1.27%	0.96	%(1)
After expense reduction	1.47%	1.04%	0.63%	1.27%	0.96	%(1)
Portfolio turnover rate	69%	111%	45%	66%	7%

	The Multi-Disciplinary Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	February 11, 2008^ through December 31, 2008
Ratio of expenses to average net assets:
Before expense reduction	1.54%	2.41%	3.66%	5.09	%(1)
After expense reduction	1.54%	2.41%	3.66%	5.09	%(1)
Ratio of net investment income (loss) to average net assets:
Before expense reduction	8.00%	2.58%	(1.20)%	(3.49	)%(1)
After expense reduction	8.00%	2.58%	(1.20)%	(3.49	)%(1)
Portfolio turnover rate	74%	38%	77%	N/A	(2)

^	Commencement of operations.
(1)	Annualized.
(2)	The Portfolio did not hold any long-term securities during the period, therefore the portfolio turnover is not applicable.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

7.    Summary of Fair Value Exposure

Various inputs are used in determining the value of the Master Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

The Internet Portfolio

The following is a summary of the inputs used to value The Internet Portfolio’s net assets as of December 31, 2011:

	Level 1	Level 2		Level 3		Total
Assets^
Common Stocks	$100,553,634	$5,088	(1)	$25	(2)	$100,558,747
Escrow Notes	—	—		—	*	—	*
Rights	856,849	—		—		856,849
Short-Term Investments	208,251	3,059,000		—		3,267,251
Investments Purchased with the Cash Proceeds from Securities Lending	34,425,845	—		—		34,425,845

Total Investments in Securities	$136,044,579	$3,064,088		$25		$139,108,692

* Amount is less than $0.50.
^ See Portfolio of Investments for breakout of investments by industry classification.
(1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:

Telecommunications	$5,088

(2) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industry:

Special Purpose Entity	$25

Transfers into Level 2	$—
Transfers out of Level 2	(1,146,960)

Net transfers in and/or out of Level 2	$(1,146,960)

Transfers were made out of Level 2 and into Level 1 due to an increase in market activity.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2010	$502
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(477)
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	—

Balance as of December 31, 2011	$25

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

The Global Portfolio

The following is a summary of the inputs used to value The Global Portfolio’s net assets as of December 31, 2011:

	Level 1	Level 2	Level 3		Total
Assets^
Common Stocks	$3,785,938	$—	$2,226	(1)	$3,788,164
Preferred Stocks	—	—	—	*	—	*
Warrants	281	—	—		281
Short-Term Investments	209,000	209,000	—		418,000
Investments Purchased with the Cash Proceeds from Securities Lending	750,338	—	—		750,338

Total Investments in Securities	$4,745,557	$209,000	$2,226		$4,956,783

* Amount is less than $0.50. ^ See Portfolio of Investments for breakout of investments by industry classification.
(1) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industry:

Building Material and Garden Equipment and Supplies Dealers	$2,226
For the period ended December 31, 2011, there were no transfers into or out of Level 1 or Level 2.
Transfers between levels are recognized at the end of the reporting period.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2,226
Net purchases	—	*
Net sales	—
Transfer in and/or out of Level 3	—

Balance as of December 31, 2011	$2,226

*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

The Paradigm Portfolio

The following is a summary of the inputs used to value The Paradigm Portfolio’s net assets as of December 31, 2011:

	Level 1	Level 2		Level 3		Total
Assets^
Common Stocks	$807,767,597	$564	(1)	$390,167	(2)	$808,158,328
Preferred Stocks	—	—		—	*	—	*
Convertible Bonds	—	4,055,000		—		4,055,000
Corporate Bonds	—	—		10		10
Short-Term Investments	2,737,242	23,116,000		—		25,853,242
Investments Purchased with the Cash Proceeds from Securities Lending	242,874,993	—		—		242,874,993

Total Investments in Securities	$1,053,379,832	$27,171,564		$390,177		$1,080,941,573

* Amount is less than $0.50. ^ See Portfolio of Investments for breakout of investments by industry classification.
(1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:

Credit Intermediation and Related Activities	$564

(2) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industry:

Building Material and Garden Equipment and Supplies Dealers	$390,167
Transfers out of Level 1 and into Level 2	$564
Transfers out of Level 2 and into Level 3	(10)

Net transfers in and/or out of Level 2	$554

Transfers were made into Levels 2 and 3 due to a lack of market activity.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2010	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	390,167
Net purchases	—	*
Net sales	—
Transfer in and/or out of Level 3	10

Balance as of December 31, 2011	$390,177

*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

The Medical Portfolio

The following is a summary of the inputs used to value The Medical Portfolio’s net assets as of December 31, 2011:

	Level 1	Level 2	Level 3		Total
Assets^
Common Stocks	$20,024,541	$—	$—		$20,024,541
Escrow Notes	—	—	—	*	—	*
Rights	22,258	—	—		22,258
Short-Term Investments	580	188,000	—		188,580
Investments Purchased with the Cash Proceeds from Securities Lending	8,692,682	—	—		8,692,682

Total Investment in Securities	$28,740,061	$188,000	$—	*	$28,928,061

* Amount	is less than $0.50.

^ See Portfolio of Investments for breakout of investments by industry classification.

For the period ended December 31, 2011, there were no transfers into or out of Level 1 or Level 2.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2010	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	—

Balance as of December 31, 2011	$—	*

*	Amount is less than $0.50.

The Small Cap Opportunities Portfolio

The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio’s net assets as of December 31, 2011:

	Level 1	Level 2		Level 3	Total
Assets^
Common Stocks	$78,683,654	$3,162,957	(1)	$—	$81,846,611
Corporate Bonds	—	—		3	3
Rights	394,436	—		—	394,436
Short-Term Investments	127,310	358,000		—	485,310
Investments Purchased with the Cash Proceeds from Securities Lending	19,628,174	—		—	19,628,174

Total Investments in Securities	$98,833,574	$3,520,957		$3	$102,354,534

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

^ See Portfolio of Investments for breakout of investments by industry classification.
(1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$1,321,134
Oil and Gas Extraction	1,760,520
Real Estate	29,490
Telecommunications	51,813

$3,162,957

Transfers into Level 2	$1,822,300
Transfers out of Level 2	(44,604)

Net transfers in and/or out of Level 2	$1,777,696

Transfers were made into Level 2 due to a lack of market activity. Transfers were made out of Level 2 and into Level 1 due to an increase in market activity.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	3

Balance as of December 31, 2011	$3

The Market Opportunities Portfolio

The following is a summary of the inputs used to value The Market Opportunities Portfolio’s net assets as of December 31, 2011:

	Level 1	Level 2		Level 3	Total
Assets^
Common Stocks	$38,957,883	$715,662	(1)	$—	$39,673,545
Exchange Traded Notes	24,738	—		—	24,738
Mutual Funds	6,954	—		—	6,954
Short-Term Investments	1,310,181	2,153,000		—	3,463,181
Investments Purchased with the Cash
Proceeds from Securities Lending	12,803,608	—		—	12,803,608

Total Investments in Securities	$53,103,364	$2,868,662		$—	$55,972,026

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

^ See Portfolio of Investments for breakout of common stocks by industry classification
(1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$414,889
Credit Intermediation and Related Activities	34
Other Exchanges	300,739

$715,662

Transfers out of Level 1 and into Level 2	$300,773

Transfers were made out of Level 1 and into Level 2 due to a lack of market activity.
Transfers between levels are recognized at the end of the reporting period.

The Water Infrastructure Portfolio

The following is a summary of the inputs used to value The Water Infrastructure Portfolio’s net assets as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Assets^
Common Stocks	$1,847,690	$—	$—	$1,847,690
Convertible Bonds	—	2,947,800	—	2,947,800
Corporate Bonds	—	4,766,926	—	4,766,926
Warrants	—	1,680	—	1,680
Short-Term Investments	501,000	239,000	—	740,000
Investments Purchased with the Cash
Proceeds from Securities Lending	901,049	—	—	901,049

Total Investments in Securities	$3,249,739	$7,955,406	$—	$11,205,145

Liabilities

Put Options Written	$—	$796,077	$—	$796,077

^ See Portfolio of Investments for breakout of investments by industry classification.
For the period ended December 31, 2011, there were no transfers into or out of Level 1 or Level 2 or transaction activity to report.
Transfers between levels are recognized at the end of the reporting period.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

The Multi-Disciplinary Portfolio

The following is a summary of the inputs used to value The Multi-Disciplinary Portfolio’s net assets as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Assets^
Common Stocks	$16,261	$—	$—	$16,261
Convertible Bonds	—	12,239,323	—	12,239,323
Corporate Bonds	—	8,384,623	—	8,384,623
Municipal Bonds		1,295,000	—	1,295,000
Short-Term Investments	1,179,000	443,000	—	1,622,000
Investments Purchased with the Cash
Proceeds from Securities Lending	1,226,400	—	—	1,226,400

Total Investments in Securities	$2,421,661	$22,361,946	$—	$24,783,607

Liabilities
Put Options Written	$—	$2,220,924	$25	$2,220,949

^ See Portfolio of Investments for breakout of investments by industry classification.

For the period ended December 31, 2011, there were no transfers into or out of Level 1 or Level 2 or transaction activity to report.
Transfers between levels are recognized at the end of the reporting period.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	(25)

Balance as of December 31, 2011	$(25)

8.    Disclosures about Derivative Instruments and Hedging Activities

The Master Portfolios have adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies.

The Water Infrastructure Portfolio

Statement of Assets and Liabilities

Fair Values of derivative instruments as of December 31, 2011:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
			Written option
Written Options			contracts, at value	$796,077

Total		$—		$796,077

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Written Options	$1,871,473

Total	$1,871,473

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Written Options	$(1,096,692)

Total	$(1,096,692)

The Water Infrastructure Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2011: no long option contracts were purchased and $0 premiums were paid, written option contracts (9,503 contracts) were opened and $1,608,649 premiums were received during the period.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

The Multi-Disciplinary Portfolio

Statement of Assets and Liabilities

Fair Values of derivative instruments as of December 31, 2011:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
			Written option
Written Options			contracts, at value	$2,220,949

Total		$—		$2,220,949

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Written Options	$282,926

Total	$282,926

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Written Options	$(235,278)

Total	$(235,278)

The Multi-Disciplinary Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2011: no long option contracts were purchased and $0 premiums were paid, written option contracts (10,818 contracts) were opened and $2,511,994 premiums were received during the period.

9.    Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact the update will have on its financial statement disclosures.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

10.    Subsequent Events

In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the period that materially impacted the amounts or disclosures in the Portfolios’ financial statements.

11.    Information about Proxy Voting (Unaudited)

Information regarding how Kinetics Portfolios Trust votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

12.    Information about the Portfolio Holdings (Unaudited)

The Kinetics Portfolios Trust files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Portfolios’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS

Notes to Financial Statements — (Continued)

December 31, 2011

website at www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

KINETICS PORTFOLIOS TRUST

Report of Independent Registered

Public Accounting Firm

To the Shareholders of and Board of Trustees

Kinetics Portfolios Trust

Elmsford, New York

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio, and The Multi-Disciplinary Portfolio, each a series of shares of Kinetics Portfolios Trust (the “Trust”), as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, except for The Water Infrastructure Portfolio in which the financial highlights were for each of the four years in the period then ended and the period June 29, 2007 (commencement of operations) through December 31, 2007 and The Multi-Disciplinary Portfolio in which the financial highlights were for each of the three years in the period then ended and the period February 11, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor was the Trust required to have, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight funds of the Kinetics Portfolios Trust as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 28, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK]

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued)

Board of Directors/Board of Trustees

Independent Directors/Trustees

Name, Address and Year of Birth	Position(s) with the Company and Trust	Term of Office/ Length of Time Served	Number of Portfolios/Funds in Fund Complex** Overseen by Trustee/Director
Steven T. Russell Year Born: 1963 c/o Kinetics Asset Management LLC 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	16

Douglas Cohen, C.P.A Year Born: 1961 c/o Kinetics Asset Management LLC 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	16

William J. Graham Year Born: 1961 c/o Kinetics Asset Management LLC 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	16

Joseph E. Breslin Year Born: 1953 c/o Kinetics Asset Management LLC 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	16
James M. Breen Year Born: 1959 c/o Kinetics Asset Management LLC 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2008	16

Principal Occupation During the Past Five Years	Other Directorships Held by Trustee/Director
Attorney and Counselor at Law, Partner, Law Firm of Russell and Fig (2002-2010); Steven Russell Law Firm (1994 to 2002); Professor of Business Law, Suffolk County Community College (1997 to Present).	N/A
Sunrise Credit Services, Inc. (2005 to Present); Wagner & Zwerman, LLP Certified Public Accountant (1997 to 2005).	Director, Kinetics Fund, Inc. (a private fund).

Attorney, William J. Graham, PC (2001 to Present); Bracken & Margolin, LLP (1997 to 2001).	N/A

Chief Operating Officer, Central Park Credit Holdings, (2007-2009) Chief Operating Officer, Aladdin Capital Management (2005-2007).	Trustee, Hatteras Alternative Mutual Funds Trust (4 portfolios); Trustee, Underlying Funds Trust (5 portfolios).

Homeland Security Investigations, Senior Special Agent, Miami, FL (2011 to Present); Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to 2011); Immigration & Customs Enforcement Representative, Athens, Greece (2006 to 2008); Immigration & Customs Enforcement, Senior Special Agent, Miami, FL (2000 to 2008).

N/A

KINETICS PORTFOLIOS TRUST

Management of the Funds and the Portfolios — (Continued)

Board of Directors/Board of Trustees (Continued)

Interested Directors/Trustees and Officers

Name, Address and Year of Birth	Position(s) with the Company and Trust	Term of Office/ Length of Time Served	Number of Portfolios/Funds in Fund Complex** Overseen by Trustee/Director

Murray Stahl* Year Born: 1953 c/o Kinetics Asset Management LLC 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee and Secretary	Indefinite/ Since 2000	16

Peter B. Doyle* Year Born: 1962 c/o Kinetics Asset Management LLC 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee, President and Chairman of the Board	Indefinite/ Since 2002	16

Leonid Polyakov* Year Born: 1959 c/o Kinetics Asset Management LLC 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee and Treasurer	Indefinite/ Since 2002	16

*	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser.

Principal Occupation During the Past Five Years	Other Directorships Held by Trustee/Director

Chairman, Co-Founder & Chief Investment Officer, Horizon Kinetics LLC, parent holding company to, among others, Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, registered investment advisers (1994 to Present); Director of Research, Kinetics Mutual Funds, Inc. (2002 to Present).

Chairman, FRMO Corp. (2001 to Present) (an intellectual capital firm engaged in the analysis of public companies within a framework of identifying investment strategies and techniques that reduce risk); Director Horizon Kinetics LLC (2011 to Present).

Co-Founder and Senior Member, Horizon Kinetics LLC, parent holding company to, among others, Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, registered investment advisers (1994 to Present); President & Chief Investment Strategist, Kinetics Mutual Funds, Inc. (1998 to Present).

Director, Kinetics Fund, Inc. (a private fund); Director and Officer, FRMO Corp. (2001 to Present); Director, Horizon Kinetics LLC (2011 to Present).
Chief Financial Officer, Kinetics Asset Management LLC and Kinetics Advisers, LLC, registered investment advisers (2000 to 2011); President, Kinetics Funds Distributor LLC (2002 to Present); formerly CFO, KBD Securities, LLC (2000 to 2010).	Director, Kinetics Fund, Inc. (a private fund); Director, Horizon Kinetics LLC (2011 to Present).

**	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST

Privacy Policy

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Kinetics Mutual

Funds, Inc.

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT ADVISER AND

SHAREHOLDER SERVICING AGENT

Kinetics Asset Management LLC

555 Taxter Road

Suite 175

Elmsford, NY 10523

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street

Suite 2400

Philadelphia, PA 19103

DISTRIBUTOR

Kinetics Funds Distributor LLC

555 Taxter Road

Suite 175

Elmsford, NY 10523

ADMINISTRATOR

FUND ACCOUNTANT AND

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

THIS MATERIAL MUST BE PRECEDED OR

ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011 Kinetics Portfolios Trust	FYE 12/31/2011 Kinetics Mutual Funds	FYE 12/31/2010 Kinetics Portfolios Trust	FYE 12/31/2010 Kinetics Mutual Funds
Audit Fees	77,000	77,000	78,250	78,250
Audit-Related Fees	0	0	0	0
Tax Fees	22,000	22,000	21,500	23,000
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)*	/s/ Peter B. Doyle
Peter B. Doyle, President

Date March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter B. Doyle
Peter B. Doyle, President

Date March 6, 2012

By (Signature and Title)*	/s/ Leonid Polyakov
Leonid Polyakov, Treasurer

Date March 6, 2012

*	Print the name and title of each signing officer under his or her signature.